              As filed with the Securities and Exchange Commission
                                on September 5, 2003

                                                       Registration No. 811-3981
--------------------------------------------------------------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-14

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

     /X/ Pre-Effective Amendment No. 1  / / Post-Effective Amendment No. __

                          PRUDENTIAL WORLD FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                 Area Code and Telephone Number: (800) 225-1852

                              Gateway Center Three
                         100 Mulberry Street, 4th Floor
                         Newark, New Jersey 07102-4077

                          --------------------------
                    (Address of Principal Executive Offices)
                                 (Zip Code)

                                    [  ]

                             Gateway Center Three
                         100 Mulberry Street, 4th Floor
                         Newark, New Jersey 07102-4077

                     (Name and Address of Agent for Service)

Approximate date of public offering: As soon as practicable following effectiveness of the Registration Statement.

Titles of Securities Being Registered: Class A, Class B, Class C and Class Z Common Stock, $.01 par value per share.

Registrant has registered an indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended; accordingly, no fee is payable herewith in reliance upon Section 24(f).

Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

                             CROSS REFERENCE SHEET
         (AS REQUIRED BY RULE 481(a) UNDER THE SECURITIES ACT OF 1933)


N-14 ITEM NO.                                PROSPECTUS/PROXY
AND CAPTION                                  STATEMENT CAPTION
-----------                                  -----------------
PART A

Item 1.  Beginning of Registration Statement and
           Outside Front Cover Page of Prospectus


         (a) ............................... Cross Reference Sheet
         (b) ............................... Front Cover Page
         (c) ............................... Front Cover Page

Item 2.  Beginning and Outside Back Cover Page
           of Prospectus

         (b) ............................... Table of Contents

Item 3.  Fee Table, Synopsis Information and Risk Factors

         (a) ............................... Comparative Fee Tables
         (b) ............................... Synopsis
         (c) ............................... Comparison of Principal Risk
                                               Factors

Item 4.  Information about the Transaction

         (a) ............................... Synopsis: The Proposed
                                               Transaction
         (b) ............................... Pro Forma Capitalization and Ratios

Item 5.  Information about the Registrant .. The Registrant's Prospectus

Item 6.  Information about the Company Being Acquired

         (a) ............................... Prospectus of Europe Growth Fund
         (b) ............................... Prospectus of Pacific Growth Fund
         (c) ............................... Miscellaneous;

Item 7.  Voting Information

         (a) ............................... Voting Information
         (c) ............................... Voting Information

Item 8.  Interest of Certain Persons and
           Experts ......................... [Not Applicable]

Item 9.  Additional Information Required for
           Reoffering by Persons Deemed to
           be Underwriters ................. [Not Applicable]

                                             STATEMENT OF ADDITIONAL
PART B                                       INFORMATION CAPTION
                                             -------------------

Item 10. Cover Page ........................ Cover Page
Item 11. Table of Contents ................. Table of Contents
Item 12. Additional Information about the
           Registrant ...................... Statement of Additional
                                               Information of Jennison Global
                                               Growth Fund dated December
                                               30, 2002

Item 13. Additional Information about the Company
           Being Acquired .................. Not Applicable

Item 14. Financial Statements .............. Annual Report to Shareholders of
                                             Jennison Global Growth Fund for
                                             the period ended October 31, 2002;
                                             Annual Report to Shareholders of
                                             Prudential Europe Growth Fund, Inc.
                                             for the period ended April 30,
                                             2003; Annual Report to shareholders
                                             of Prudential Pacific Growth Fund,
                                             Inc. for the period ended October
                                             31, 2002.

PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement

                      PRUDENTIAL EUROPE GROWTH FUND, INC.
                      PRUDENTIAL PACIFIC GROWTH FUND, INC.

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                        -------------------------------

                           IMPORTANT PROXY MATERIALS
                        -------------------------------

                                PLEASE VOTE NOW
                        -------------------------------


                                                              September 10, 2003


Dear Shareholder:


    I am writing to ask you to vote on important proposals whereby the assets of each of Prudential Europe Growth Fund, Inc. (Europe Growth Fund) and Prudential Pacific Growth Fund, Inc. (Pacific Growth Fund) would be acquired by Jennison Global Growth Fund, a series of Prudential World Fund, Inc. (Global Growth Fund, and together with Europe Growth Fund and Pacific Growth Fund, each, a Fund). Shareholder meetings of Europe Growth Fund and Pacific Growth Fund are scheduled for October 10, 2003. Only shareholders of Europe Growth Fund will vote on the acquisition of Europe Growth Fund's assets by Global Growth Fund and only shareholders of Pacific Growth Fund will vote on the acquisition of Pacific Growth Fund's assets by Global Growth Fund. This package contains information about the proposal and includes materials you will need to vote. The Board of Directors of Europe Growth Fund and Pacific Growth Fund have reviewed the proposals and have recommended that they be presented to shareholders of their respective Fund for their consideration. Although the Directors of each Fund have determined that the proposals are in the best interest of shareholders of their Fund, the final decision is up to you.


    If approved, the proposed transactions would give you the opportunity to participate in a larger fund with similar investment policies. In addition, shareholders are expected to realize a reduction in both the net and gross annual operating expenses paid on their investment in the combined fund. To help you understand the proposals, we are including a "Q and A" that answers common questions about the proposed transactions. The accompanying proxy statement and prospectus includes a detailed description of the proposals. Please read the enclosed materials carefully and cast your vote. Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

    To vote, you may use any of the following methods:


    - BY MAIL. Please complete, date and sign your proxy card before mailing it in the enclosed postage paid envelope. Votes must be received prior to October 10, 2003.



    - BY INTERNET. Have your proxy card available. Go to the web site: www.proxyvote.com. Enter your 12-digit control number from your proxy card. Follow the instructions found on the web site. Votes must be entered prior to 4 p.m. on October 9, 2003.



    - BY TELEPHONE. Call the toll-free number appearing on your proxy card. Enter your 12-digit control number from your proxy card. Follow the instructions given. Votes must be entered prior to 11:59 p.m. on October 9, 2003.



    SPECIAL NOTE FOR SYSTEMATIC INVESTMENT PLANS AND THOSE WITH OUTSTANDING CERTIFICATES (E.G., AUTOMATIC INVESTMENT PLAN, SYSTEMATIC EXCHANGE, ETC.) Shareholders on systematic investment plans must contact their Financial Advisor or call our customer service division, toll-free, at (800) 225-1852 to change their options. Otherwise, starting on the day following the closing of the proposed transactions (which is expected to occur shortly after the shareholder meetings), future purchases shall be made in shares of Global Growth Fund if the proposed transactions are approved.

    Shareholders with outstanding certificates are also urged to return their certificates via Certified or Registered Mail to the address below:


    Prudential Mutual Fund Services LLC
    Attn: Account Services
    2101 Welsh Road
    Dresher, PA 19025



    If you have any questions before you vote, please call us at 1-866-253-3961. We are glad to help you understand the proposals and assist you in voting. Thank you for your participation.


                                          Very truly yours,

                                          /s/ Judy A. Rice

                                          Judy A. Rice
                                          PRESIDENT

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

    Please read the enclosed proxy statement and prospectus for a complete description of the proposals. As a quick reference, the following provides a brief overview of the proposals.

Q&A: QUESTIONS AND ANSWERS

WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?


    Shareholders of Europe Growth Fund are being asked to approve the acquisition of Europe Growth Fund's assets by Global Growth Fund. Shareholders of Pacific Growth Fund are being asked to approve the acquisition of Pacific Growth Fund's assets by Global Growth Fund. When we refer to the "transaction," we mean the transfer of all of the assets of Europe Growth Fund or Pacific Growth Fund, as applicable, to, and the assumption of all of their liabilities by, Global Growth Fund, in exchange for shares of Global Growth Fund. The acquisition of Pacific Growth Fund's assets will not proceed unless shareholders of Europe Growth Fund approve the acquisition of their Fund.


WHAT ARE THE REASONS FOR THESE TRANSACTIONS?


    The proposed transactions are intended to combine similarly managed funds, resulting in what are expected to be overall lower gross expenses (and also lower net expenses). The transactions are also desirable because of the inability of both Europe Growth Fund and Pacific Growth Fund to attract investors and build investment portfolios that can effectively pursue each fund's objectives at a reasonable cost to shareholders. The assets of each such fund have declined significantly during the past several years due to the fact that redemptions by shareholders have exceeded new investments by shareholders (as of June 30, 2003, the net assets of Europe Growth Fund were $89 million, and the net assets of Pacific Growth Fund were $34 million), and due to negative performance experienced by each fund. As a result, the portfolio of each such fund must be managed defensively and their assets cannot be effectively invested to achieve their investment objective of long-term growth of capital. Global Growth Fund, which is a much larger fund, also managed by your investment adviser, has built an investment portfolio that can more fully implement its primary investment objective of long-term growth of capital and its secondary objective of income.


DO THE FUNDS HAVE SIMILAR INVESTMENT POLICIES?


    The primary investment objective of each Fund is identical: long-term growth of capital. Income is a secondary investment objective of Global Growth Fund; whereas neither Europe Growth Fund nor Pacific Growth Fund seeks income as a secondary investment objective. The Funds follow somewhat different, but complementary, investment strategies to achieve their objectives. Pacific Growth Fund normally invests at least 80% of its investable assets in equity-related securities of companies doing business in or domiciled in the Pacific Basin region. Europe Growth Fund normally invests at least 80% of its investable assets in securities of companies doing business in or domiciled in Europe. "Investable assets" refers to a Fund's net assets plus any borrowings made for investment purposes. Unlike Europe Growth Fund and Pacific Growth Fund, Global Growth Fund does not concentrate its investments in companies located in a specific geographic region, but instead invests primarily in equity-related securities of medium-size and large U.S. and foreign (non-U.S. based) companies and attempts to invest in at least four developed countries. As of June 30, 2003, approximately 16% of Global Growth Fund's total net assets were invested in Pacific Basin companies and approximately 32% of Global Growth Fund's total net assets were invested in European companies.


    Although Europe Growth Fund and Pacific Growth Fund primarily invest in different geographic regions and Global Growth Fund is not generally subject to geographic restrictions on its investments, each of the Funds emphasizes a growth investment style that focuses on the same characteristics in selecting portfolio investments: companies with strong competitive advantages, effective research, product development, strong management and financial strength. Furthermore, each of the Funds invests primarily in stock, and each Fund makes similar use of other equity-related securities, such as preferred stock, convertible securities and American Depositary Receipts (ADRs), as well as derivative and hedging strategies. After the proposed transactions are consummated, it is expected that the combined fund will be managed according to the investment objectives and policies of Global Growth Fund.

WHO ARE THE FUND MANAGERS FOR THESE FUNDS?

    Prudential Investments LLC (PI) currently provides investment advisory services for each of the Funds. Gartmore Global Partners (Gartmore) is subadviser for Europe Growth Fund. JF International Management Inc. (JFIMI) is the subadviser for Pacific Growth Fund. Jennison Associates LLC (Jennison), an affiliate of PI, is the subadviser for Global Growth Fund. Neither Gartmore nor JFIMI is affiliated with PI.

    Stephen Jones and Gary Clarke serve as the co-portfolio managers of Europe Growth Fund. Roger P.F. Ellis serves as the portfolio manager of Pacific Growth Fund. Daniel J. Duane, CFA and Michelle I. Picker, CFA serve as co-portfolio managers for Global Growth Fund.

HOW DO THE EXPENSE STRUCTURES OF THE FUNDS COMPARE?


    Each of the Funds has four classes of stock authorized and outstanding:
Class A shares, Class B shares, Class C shares and Class Z shares. The following table compares the expenses incurred by these classes of stock for each of the three Funds.



EUROPE GROWTH FUND
ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
AS OF APRIL 30, 2003


                                                         CLASS A    CLASS B    CLASS C    CLASS Z
                                                         --------   --------   --------   --------
Management fees........................................     .75%       .75%       .75%       .75%
+ Distribution and service (12b-1) fees................     .30%*     1.00%      1.00%      None
+ Other expenses.......................................     .87%       .87%       .87%       .87%
= TOTAL ANNUAL FUND OPERATING EXPENSES.................    1.92%      2.62%      2.62%      1.62%
- Fee Waiver or Reimbursement..........................     .05%*     None       None       None
= TOTAL NET ANNUAL FUND OPERATING EXPENSES.............    1.87%      2.62%      2.62%      1.62%

------------------------

* For the fiscal year ending April 30, 2004, the Distributor of Europe Growth Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.


PACIFIC GROWTH FUND
ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
AS OF APRIL 30, 2003



                                                         CLASS A    CLASS B    CLASS C    CLASS Z
                                                         --------   --------   --------   --------
Management fees........................................     .75%       .75%       .75%       .75%
+ Distribution and service (12b-1) fees................     .30%**    1.00%      1.00%      None
+ Other expenses.......................................    1.70%      1.70%      1.70%      1.70%
= TOTAL ANNUAL FUND OPERATING EXPENSES.................    2.75%      3.45%      3.45%      2.45%
- Fee Waiver or Reimbursement..........................     .05%**    None       None       None
= TOTAL NET ANNUAL FUND OPERATING EXPENSES.............    2.70%      3.45%      3.45%      2.45%


------------------------

** For the fiscal year ending October 31, 2003, the Distributor of Pacific Growth Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.

GLOBAL GROWTH FUND
ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
AS OF APRIL 30, 2003



                                                      CLASS A       CLASS B       CLASS C       CLASS Z
                                                      --------      --------      --------      --------
Management fees.....................................     .75%          .75%          .75%          .75%
+ Distribution and service (12b-1) fees.............     .30%***       .75%         1.00%         None
+ Other expenses....................................     .54%          .54%          .54%          .54%
= TOTAL ANNUAL FUND OPERATING EXPENSES..............    1.59%         2.04%         2.29%         1.29%
- Fee Waiver or Reimbursement.......................     .05%***      None          None          None
= TOTAL NET ANNUAL FUND OPERATING EXPENSES..........    1.54%         2.04%         2.29%         1.29%


------------------------


*** Through October 31, 2004, the Distributor of Global Growth Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.


IS THE TRANSACTION A TAXABLE EVENT FOR FEDERAL INCOME TAX PURPOSES?


    We expect that the exchange of shares pursuant to the transaction will not result in taxable gain or loss for U.S. federal income tax purposes. For more information, see the proxy statement and prospectus.



WHAT WILL BE THE ANTICIPATED SIZE OF GLOBAL GROWTH FUND AFTER THE TRANSACTION?



    If both proposals are approved, based on information available as of June 30, 2003, the combined fund is anticipated to have approximately $461 million in assets.



HOW WILL YOU DETERMINE THE NUMBER OF SHARES OF GLOBAL GROWTH FUND THAT I WILL
  RECEIVE?



    As of the close of business of the New York Stock Exchange on the date the transaction is consummated, shareholders of Europe Growth Fund and Pacific Growth Fund will receive the number of full and fractional Class A, Class B, Class C or Class Z shares of Global Growth Fund that is equal in value to the net asset value of their Class A, Class B, Class C or Class Z shares of Europe Growth Fund or Pacific Growth Fund, as applicable, on that date. Each transaction is anticipated to occur as soon as practicable following shareholder approval.


WHAT IF THERE ARE NOT ENOUGH VOTES TO REACH QUORUM BY THE SCHEDULED SHAREHOLDER
  MEETING DATE?


    If we do not receive sufficient votes to hold one or both meetings, we or Georgeson Shareholder Communications Inc., a proxy solicitation firm, may contact you by mail or telephone to encourage you to vote. Shareholders should review the proxy materials and cast their vote to avoid additional mailings or telephone calls. If there are not sufficient votes to approve either proposal by the time of the meetings (October 10, 2003), one or both of the meetings may be adjourned to permit further solicitation of proxy votes.


HAS EACH FUND'S BOARD OF DIRECTORS APPROVED THE PROPOSALS?

    Yes. The Board of Directors of each Fund has approved the applicable proposal and recommends that you vote for the applicable proposal.

WHAT HAPPENS IF A PROPOSAL IS NOT APPROVED?

    If shareholders of Europe Growth Fund or Pacific Growth Fund do not approve the applicable proposal, they will continue to be shareholders of their Fund and the Board of Directors of their Fund will consider other possible courses of action, including resubmitting the proposal, or a proposal to liquidate such Fund, to shareholders. The acquisition of Pacific Growth Fund's assets will not proceed unless shareholders of Europe Growth Fund approve the acquisition of their Fund. If shareholders of Europe Growth Fund approve the proposal to acquire their Fund's assets, but shareholders of Pacific Growth Fund do not, only the acquisition of Europe Growth Fund's assets will proceed.

HOW MANY VOTES AM I ENTITLED TO CAST?


    As a shareholder, you are entitled to one vote for each share you own of Europe Growth Fund or Pacific Growth Fund, as applicable, on the record date. The record date is August 1, 2003.


HOW DO I VOTE MY SHARES?


    You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Prudential at 1-866-253-3961.


    You may also vote via the Internet. To do so, have your proxy card available and go to the web site: www.proxyvote.com. Enter your 12-digit control number from your proxy card and follow the instructions found on the web site.

    Finally, you can vote by telephone by calling (800) 690-6903 toll-free. Enter your 12-digit control number from your proxy card and follow the instructions given.

HOW DO I SIGN THE PROXY CARD?

    INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.

    JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

    ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust should include his or her title when he or she signs, such as "Jane Doe, Trustee"; or an authorized officer of a company should indicate his or her position with the company, such as "John Smith, President."

                      PRUDENTIAL EUROPE GROWTH FUND, INC.
                      PRUDENTIAL PACIFIC GROWTH FUND, INC.
                              100 Mulberry Street
                        Gateway Center Three, 4th Floor
                         Newark, New Jersey 07102-4077

                            ------------------------

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

                             ---------------------

To our Shareholders:


    Notice is hereby given that Special Meetings of Shareholders (the Meetings) of Prudential Europe Growth Fund, Inc. (Europe Growth Fund) and Prudential Pacific Growth Fund, Inc. (Pacific Growth Fund) will be held at 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102, on
October 10, 2003, at 11:00 a.m. Eastern Daylight Time, for the following purposes:


    1. For shareholders of Europe Growth Fund, to approve an Agreement and Plan of Reorganization under which Europe Growth Fund will transfer all of its assets to, and all of its liabilities will be assumed by, Jennison Global Growth Fund (Global Growth Fund), a series of Prudential World Fund, Inc. In connection with this proposed transfer, each whole and fractional share of each class of Europe Growth Fund shall be exchanged for whole and fractional shares of equal net asset value of the same class of Global Growth Fund and outstanding shares of Europe Growth Fund will be cancelled.


    2. For shareholders of Pacific Growth Fund, to approve an Agreement and Plan of Reorganization under which Pacific Growth Fund will transfer all of its assets to, and all of its liabilities will be assumed by, Global Growth Fund. In connection with this proposed transfer, each whole and fractional share of each class of Pacific Growth Fund shall be exchanged for whole and fractional shares of equal net asset value of the same class of Global Growth Fund, and outstanding shares of Pacific Growth Fund will be cancelled.


    3. To transact such other business as may properly come before the Meetings or any adjournments of the Meetings.


    The Board of Directors of each of Europe Growth Fund and Pacific Growth Fund have fixed the close of business on August 1, 2003 as the record date for the determination of the shareholders of Europe Growth Fund and Pacific Growth Fund, as applicable, entitled to notice of, and to vote at, the Meetings and any adjournments of the Meetings.


                                          [SIGNATURE]

                                          Jonathan D. Shain
                                          SECRETARY


Dated: September 10, 2003


 A PROXY CARD FOR YOUR FUND IS ENCLOSED ALONG WITH THE PROXY STATEMENT. PLEASE VOTE YOUR SHARES TODAY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD IN THE POSTAGE PREPAID ENVELOPE PROVIDED. YOU ALSO MAY VOTE BY TELEPHONE OR VIA THE INTERNET AS DESCRIBED IN THE ENCLOSED MATERIALS. THE BOARD OF DIRECTORS OF YOUR FUND RECOMMENDS THAT YOU VOTE "FOR" THE APPLICABLE PROPOSAL.

                            YOUR VOTE IS IMPORTANT.
                    PLEASE RETURN YOUR PROXY CARD PROMPTLY.

 SHAREHOLDERS ARE INVITED TO ATTEND THE MEETINGS IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETINGS IS URGED TO COMPLETE THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK FOR YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

                   INSTRUCTIONS FOR EXECUTING YOUR PROXY CARD

    The following general rules for executing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

    1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears on the account registration shown on the proxy card.

    2. JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

    3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of account registration or by the individual executing the proxy card. For example:

                  REGISTRATION                          VALID SIGNATURE
------------------------------------------------    ------------------------
A. 1.  XYZ Corporation                              John Smith, President
   2.  XYZ Corporation                              John Smith, President
       c/o John Smith, President
B. 1.  ABC Company Profit Sharing Plan              Jane Doe, Trustee
   2.  Jones Family Trust                           Charles Jones, Trustee
   3.  Sarah Clark, Trustee                         Sarah Clark, Trustee
       u/t/d 7/1/85
C. 1.  Thomas Wilson, Custodian                     Thomas Wilson, Custodian
       f/b/o Jessica Wilson UTMA
       New Jersey

                          JENNISON GLOBAL GROWTH FUND
                    A SERIES OF PRUDENTIAL WORLD FUND, INC.
                                   PROSPECTUS
                                      AND

                      PRUDENTIAL EUROPE GROWTH FUND, INC.
                      PRUDENTIAL PACIFIC GROWTH FUND, INC.
                                PROXY STATEMENT

                              GATEWAY CENTER THREE
                         100 MULBERRY STREET, 4TH FLOOR
                         NEWARK, NEW JERSEY 07102-4077
                                 (800) 225-1852
                            ------------------------


                               SEPTEMBER 10, 2003

                            ------------------------


    This Proxy Statement and Prospectus (Proxy Statement) is being furnished to shareholders of Prudential Europe Growth Fund, Inc. (Europe Growth Fund) and Prudential Pacific Growth Fund, Inc. (Pacific Growth Fund) in connection with the solicitation of proxies by the Board of Directors of each of Europe Growth Fund and Pacific Growth Fund for use at the Special Meeting of Shareholders of Europe Growth Fund and Pacific Growth Fund, respectively, and at any adjournments of the meetings (the Meetings). The Meetings will be held on October 6, 2003 at 11:00 a.m. Eastern Daylight Time at 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102.



    The purpose of the Meetings is (i) for shareholders of Europe Growth Fund to vote on an Agreement and Plan of Reorganization under which Europe Growth Fund will transfer all of its assets to, and all of its liabilities will be assumed by, Jennison Global Growth Fund (Global Growth Fund), which is a series of Prudential World Fund, Inc., in exchange for shares of Global Growth Fund, and the subsequent cancellation of shares of Europe Growth Fund, and (ii) for shareholders of Pacific Growth Fund to vote on an Agreement and Plan of Reorganization under which Pacific Growth Fund will transfer all of its assets to, and all of its liabilities will be assumed by, Global Growth Fund, in exchange for shares of Global Growth Fund and the subsequent cancellation of outstanding shares of Pacific Growth Fund. These transactions are each referred to as a Transaction or together as the Transactions, and each Agreement and Plan of Reorganization is referred to as an Agreement or together as the Agreements. If a Transaction is approved, the applicable Fund will be liquidated and Global Growth Fund will be the surviving fund, and each whole and fractional share of each class of each applicable Fund shall be exchanged for whole and fractional shares of equal net asset value of the same class of Global Growth Fund as soon as practicable following the Meeting (the Effective Time). The Pacific Growth Fund Transaction will not proceed unless shareholders of Europe Growth Fund approve their Transaction.


    Global Growth Fund is a series of Prudential World Fund, Inc., a diversified fund registered as an open-end management investment company and organized as a Maryland corporation. Global Growth Fund's investment objective is long-term growth of capital. Income is a secondary objective. Global Growth Fund seeks to achieve its investment objective by investing primarily in equity-related securities of MEDIUM-SIZE AND LARGE U.S. AND FOREIGN (NON-U.S. BASED) COMPANIES, which means companies with market capitalizations of $1 billion or more at the time of purchase. Global Growth Fund also invests in other equity-related securities, including preferred stock and convertible securities.

    Europe Growth Fund and Pacific Growth Fund are each diversified funds registered as open-end management investment companies and organized as Maryland corporations. The investment objective of both Europe Growth Fund and Pacific Growth Fund is long-term growth of capital. Europe Growth Fund seeks to achieve its investment objective by investing at least 80% of its investable assets in the securities of companies doing business in or domiciled in Europe. Pacific Growth Fund seeks to achieve its investment objective by investing at least 80% of its investable assets in the equity-related securities of companies doing business in or domiciled in the Pacific Basin region. "Investable assets" refers to a Fund's net assets plus any borrowings made for investment purposes. If the shareholders of Europe Growth Fund and Pacific Growth Fund approve the Transaction applicable to their Fund, each Fund will file a Form N-8F with the Securities and Exchange Commission (the Commission) in order to deregister as an open-end management investment company.



    IF THE SHAREHOLDERS OF EUROPE GROWTH FUND APPROVE THE TRANSACTION WITH RESPECT TO THAT FUND, THE SHAREHOLDERS OF EUROPE GROWTH FUND WILL BECOME SHAREHOLDERS OF GLOBAL GROWTH FUND. IF THE SHAREHOLDERS OF PACIFIC GROWTH FUND APPROVE THE TRANSACTION WITH RESPECT TO THAT FUND AND THE SHAREHOLDERS OF EUROPE GROWTH FUND APPROVE THEIR TRANSACTION, THE SHAREHOLDERS OF PACIFIC GROWTH FUND WILL BECOME SHAREHOLDERS OF GLOBAL GROWTH FUND. IT IS IMPORTANT TO NOTE THAT, ALTHOUGH SHAREHOLDERS OF EACH OF EUROPE GROWTH FUND AND PACIFIC GROWTH FUND WILL BE VOTING SEPARATELY TO APPROVE THEIR RESPECTIVE TRANSACTION, THE PACIFIC GROWTH FUND TRANSACTION WILL NOT PROCEED UNLESS SHAREHOLDERS OF EUROPE GROWTH FUND APPROVE THEIR TRANSACTION.



    This Proxy Statement should be retained for your future reference. It sets forth concisely the information about each Transaction that shareholders of Europe Growth Fund and Pacific Growth Fund should know before voting on the proposed Transactions. A Statement of Additional Information dated
September 10, 2003, which relates to this Proxy Statement, has been filed with the Commission and is incorporated into this Proxy Statement by reference and is available upon request and without charge. This Proxy Statement is accompanied by the Prospectus dated December 30, 2002, as supplemented to date, which offers shares of Global Growth Fund. The Statement of Additional Information for Global Growth Fund dated December 30, 2002, as supplemented to date, is available upon request. Enclosed with the Proxy Statement is the Annual Report of Global Growth Fund dated October 31, 2002 and the Semi-Annual Report dated April 30, 2003 which are incorporated into this Proxy Statement by reference. The Prospectus and Statement of Additional Information and supplements thereto for Global Growth Fund have been filed with the Commission and are incorporated into this Proxy Statement by reference. A Prospectus and Statement of Additional Information for Europe Growth Fund, both dated June 30, 2003, as supplemented to date, and the Annual Report dated April 30, 2003 of Europe Growth Fund, have been filed with the Commission and are incorporated into this Proxy Statement by reference. A Prospectus and Statement of Additional Information for Pacific Growth Fund, both dated December 30, 2002, as supplemented to date, and the Annual Report dated October 31, 2002 and the Semi-Annual Report dated April 30, 2003 of Pacific Growth Fund, have been filed with the Commission and are incorporated into this Proxy Statement by reference.


    Copies of the documents referred to above may be obtained without charge by contacting Prudential Mutual Fund Services LLC at Post Office Box 8098, Philadelphia, PA 19101, or by calling (800) 225-1852.

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED GLOBAL GROWTH FUND'S SHARES, NOR HAS THE COMMISSION DETERMINED THAT THIS PROXY STATEMENT AND PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                      SPECIAL MEETINGS OF SHAREHOLDERS OF

                      PRUDENTIAL EUROPE GROWTH FUND, INC.
                      PRUDENTIAL PACFIC GROWTH FUND, INC.


                       TO BE HELD ON OCTOBER 10, 2003 AT:


                              100 MULBERRY STREET
                        GATEWAY CENTER THREE, 14TH FLOOR
                         NEWARK, NEW JERSEY 07102-4077

                            ------------------------

                         PROXY STATEMENT AND PROSPECTUS

                            ------------------------

                               VOTING INFORMATION


    This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, (i) the Board of Directors of Europe Growth Fund and (ii) the Board of Directors of Pacific Growth Fund to be used at the Meetings of each of their Fund's shareholders, to be held on October 10, 2003, at 11:00 a.m. Eastern Daylight Time at 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102.



    The purpose of the Meetings is described in the accompanying Notice of Special Meetings of Shareholders (Notice). The solicitation is made primarily by the mailing of the Notice, this Proxy Statement and the accompanying proxy card on or about September 10, 2003. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of Europe Growth Fund or Pacific Growth Fund. In addition, Georgeson Shareholder Communications Inc., a proxy solicitation firm, may be retained to solicit shareholders on behalf of Europe Growth Fund and/or Pacific Growth Fund. The anticipated cost of the solicitation is expected to be approximately $340,000 and will be allocated among Europe Growth Fund and Pacific Growth Fund based upon net assets. The costs of retaining Georgeson Shareholder Communications, Inc. and the expenses in connection with preparing this Proxy Statement and its enclosures will be borne by Europe Growth Fund and Pacific Growth Fund.


    Even if you sign and return the enclosed proxy card, you may revoke your proxy at any time prior to its use by written notification received by Europe Growth Fund or Pacific Growth Fund, as applicable, by submitting a later-dated proxy card, or by attending the Meetings and voting in person.


    All proxy cards solicited by the applicable Board of Directors that are properly completed and received by Europe Growth Fund or Pacific Growth Fund, as applicable, prior to the Meetings, and that are not revoked, will be voted at the Meetings. Shares represented by proxies will be voted in accordance with the instructions you provide. If no instruction is made on a properly completed proxy card, it will be voted FOR Proposal No. 1 or Proposal No. 2, as applicable.



    If a proxy that is properly signed and returned is accompanied by instructions to withhold authority to vote (an abstention) or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that they have not received instructions from the beneficial owner or other person entitled to vote shares on this matter for which the broker or nominee does not have discretionary power), the shares represented thereby will be considered present for purposes of determining the existence of a quorum for the transaction of business, but, because Proposal No. 1 and Proposal No. 2 each require approval by a majority of the outstanding voting securities (as defined by the Investment Company Act of 1940, as amended) of the Fund to which the proposal relates, will have the effect of a vote AGAINST Proposal No. 1 or against Proposal No. 2, as applicable.



    Europe Growth Fund and Pacific Growth Fund also may arrange to have votes recorded by telephone. The expenses associated with telephone voting will be borne by these Funds. If Europe Growth Fund or

Pacific Growth Fund takes votes by telephone, it will use procedures (which include the use of a unique control number identification for each shareholder) designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies given by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.



    Shareholders may also cast their vote via the Internet. The Internet voting procedures (which include the use of a unique control number identification for each shareholder) have been designed to authenticate shareholders' identities and to confirm that shareholders' instructions have been recorded properly. We have been advised that the Internet voting procedures are consistent with the requirements of applicable law. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from an Internet access provider and telephone companies, that must be borne by the shareholder. To vote via the Internet, shareholders should have their proxy card available and go to the web site: www.proxyvote.com and enter the 12-digit control number appearing on the proxy card. Shareholders should then follow the instructions found on the web site. Proxies given on the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.



    If a quorum is not present at the Meetings, or if a quorum is present at the Meetings but sufficient votes to approve Proposal No. 1 or Proposal No. 2 are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meetings to permit the further solicitation of proxies. The presence in person or by proxy of a majority of the shares issued and outstanding and entitled to vote on matters for a Fund constitutes a quorum for that Fund. An adjournment of a Fund's Meeting will require the affirmative vote of a majority of shares of that Fund present in person at the Meeting for that Fund or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to Proposal No. 1 or Proposal No. 2, unless directed to vote AGAINST Proposal No. 1 or Proposal No. 2, as applicable in which case such shares will be voted against the proposed adjournment. However, because the acquisition of Pacific Growth Fund will only proceed if the shareholders of Europe Growth Fund approve the acquisition of their Fund, if sufficient votes have not been received in order for shareholders of Europe Growth Fund to approve the acquisition of their Fund, the persons named as proxy agents for Pacific Growth Fund will vote for a proposed adjournment of the Meeting of Pacific Growth Fund until such time as the Transaction in respect of Europe Growth Fund is approved. Shares represented by abstentions or broker "non-votes" will not be voted for or against an adjournment. Because an adjournment requires an affirmative vote of a majority of shares present, abstentions and broker "non-votes" will have the effect of a vote against adjournment. A shareholder vote may be taken on a Transaction described in this Proxy Statement or on any other business properly presented at the Meetings prior to adjournment if sufficient votes have been received.



    Shareholders of record at the close of business on August 1, 2003 (the Record Date), of Europe Growth Fund or Pacific Growth Fund, as applicable, will be entitled to vote at the Meetings. Each such shareholder will be entitled to one vote for each share of Europe Growth Fund or Pacific Growth Fund, as applicable, held on that date. On the Record Date, there were 8,030,449 Europe Growth Fund shares issued and outstanding, including 4,707,579 Class A shares, 2,482,183 Class B shares, 451,464 Class C shares and 389,223 Class Z shares. The following shareholders held 5% or more of each class of shares of Europe Growth Fund on the Record Date:



               NAME                           ADDRESS             CLASS        SHARES/%
               ----                           -------            --------   ---------------
Prudential Retirement Services      30 Ed Preate Dr                 Z        84,714/21.8%
As Nominee For TTEE Cust 7271       Scranton, PA 18507
Swiss American Securities

               NAME                           ADDRESS             CLASS        SHARES/%
               ----                           -------            --------   ---------------
Prudential Retirement Services      30 Ed Preate Dr                 Z        43,947/11.3%
As Nominee For TTEE Cust 6714       Scranton, PA 18507
Mohawk Paper Mills Inc.

Prudential Retirement Services      PO Box 9999                     Z        59,021/15.2%
As Nominee For TTEE Cust 300006     Scranton, PA 18507
Nassau County

America Prime Asset                 600 E Colinas Blvd Ste 900      Z         19,837/5.1%
Escrow Agent                        Irving, TX 75039
C&R Insurance Escrow Account



    On the Record Date, there were 5,058,465 Pacific Growth Fund shares issued and outstanding, including 3,618,521 Class A shares, 1,087,557 Class B shares, 275,461 Class C shares and 76,926 Class Z shares. The following shareholders held 5% or more of each class of shares of Pacific Growth Fund on the Record
Date:



               NAME                           ADDRESS             CLASS        SHARES/%
               ----                           -------            --------   ---------------
Frontier Trust Company              700 17th Street Suite 300       C        35,585/12.9%
FBO St. Charles Trading, Inc        Denver CO 80202

Prudential Retirement Services      PO Box 9999                     Z        30,082/39.1%
As Nominee For TTEE Cust 300006     Scranton PA 18507
Nassau County



    The following shareholders held 5% or more of each class of shares of Global Growth Fund on the Record Date:



               NAME                           ADDRESS             CLASS        SHARES/%
               ----                           -------            --------   ---------------
ING Reliastar                       151 Farmington Ave              C         79,312/6.9%
Attn: Jill Barth                    Hartford CT 06156
Conveyor TN41

Mr Daniel J Duane &                 29 Maple Ter                    Z        149,521/5.2%
Ms Deborah L Duane TEN COM          Millburn NJ 07041

Prudential Retirement Services      PO Box 5310                     Z       1,282,916/44.7%
Nominee For Trustee Pl W68700       Scranton PA 18505
Prudential Securities Incorp

Prudential Retirement Services      PO Box 5310                     Z        500,827/17.5%
As Nominee For TTEE Cust 300334     Scranton PA 18505
Integrated Defense Technologies

Prudential Retirement Services      PO Box 15040                    Z        473,921/16.5%
Nominee For Trustee Pl 5703         New Brunswick NJ 08906
Global Imaging Systems Inc. 401K

    As of the Record Date, the Directors and officers of Europe Growth Fund, Pacific Growth Fund and Global Growth Fund owned, in the aggregate, less than 1% of each class of each Fund's total outstanding shares.


VOTE REQUIRED


    APPROVAL OF EACH TRANSACTION REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING VOTING SECURITIES OF THE RELEVANT FUND, WHICH MEANS THE LESSER OF (I) 67% OF SUCH SHARES PRESENT AT THE MEETING IF THE OWNERS OF MORE THAN 50% OF THE SHARES OF THE RELEVANT FUND THEN OUTSTANDING ARE PRESENT IN PERSON OR BY PROXY, OR (II) MORE THAN 50% OF THE OUTSTANDING SHARES OF THE RELEVANT FUND, WITHOUT REGARD TO CLASS.


            PROPOSAL NO. 1 AND NO. 2 -- APPROVAL OF THE TRANSACTION
                                    SYNOPSIS


    The following is a summary of information contained elsewhere in this Proxy Statement, each Agreement (the form of which is attached as Attachment A), and in the Prospectuses and Statements of Additional Information, as supplemented to date, of Europe Growth Fund, Pacific Growth Fund and Global Growth Fund, which are incorporated into this Proxy Statement by this reference, and is qualified in its entirety by reference to these documents. Shareholders should read this Proxy Statement and the Prospectuses and Statements of Additional Information, as supplemented to date, of each of the Funds for more complete information. Proposal No. 1 relates to the acquisition of Europe Growth Fund and Proposal
No. 2 relates to the acquisition of Pacific Growth Fund. Only shareholders of Europe Growth Fund will vote on Proposal No. 1 and only shareholders of Pacific Growth Fund will vote on Proposal No. 2.



    Under the Agreements, each of Europe Growth Fund and Pacific Growth Fund will transfer all of its assets to, and all of its liabilities will be assumed by, Global Growth Fund, a larger mutual fund also managed by Prudential Investments LLC (PI), in exchange for shares of Global Growth Fund, and each of Europe Growth Fund and Pacific Growth Fund will be liquidated and current shareholders of Europe Growth Fund and Pacific Growth Fund will each become shareholders of Global Growth Fund. It is important to note that, although shareholders of each of Europe Growth Fund and Pacific Growth Fund will be voting separately to approve the acquisition of the assets of their respective Fund, the acquisition of Pacific Growth Fund will not proceed unless shareholders of Europe Growth Fund approve the acquisition of their Fund.


INVESTMENT OBJECTIVES AND POLICIES


    Europe Growth Fund, Pacific Growth Fund and Global Growth Fund have identical primary investment objectives: Each Fund seeks long-term growth of capital. Income is a secondary investment objective of Global Growth Fund; whereas neither Europe Growth Fund nor Pacific Growth Fund seeks income as a secondary investment objective. Although each Fund has the same primary investment objective, each Fund utilizes different investment strategies to achieve its investment objective.



    Europe Growth Fund seeks long-term growth of capital by investing at least 80% of its investable assets in the securities of companies doing business in or domiciled in Europe. "Investable assets" refers to a Fund's net assets plus any borrowings made for investment purposes. The principal type of security in which Europe Growth Fund invests is common stock, although Europe Growth Fund may also invest in preferred stock, rights that can be exercised to obtain stock, warrants and debt securities, or preferred stock convertible or exchangeable for common or preferred stock. Europe Growth Fund may also invest in American Depositary Receipts (ADRs).



    Pacific Growth Fund seeks long-term growth of capital by investing at least 80% of its investable assets in equity-related securities, primarily common stock, of companies doing business in or domiciled in the Pacific Basin region, which includes Japan, Australia, Hong Kong, Singapore, South Korea, Malaysia, Thailand, Indonesia, the Philippines, and New Zealand. "Investable assets" refers to a Fund's net assets plus any borrowings made for investment purposes. The principal type of equity security in which Pacific Growth Fund invests is common stock, although Pacific Growth Fund may also invest in preferred stock, rights that can be exercised to obtain stock, warrants, debt securities or preferred stock convertible into or exchangeable for common or preferred stock and interests in master limited partnerships. Pacific Growth Fund may also invest in ADRs.


    Global Growth Fund seeks long-term growth of capital, with income as a secondary objective, through investment primarily in equity-related securities of MEDIUM-SIZE AND LARGE U.S. AND FOREIGN (NON-U.S. BASED) COMPANIES, which means companies with market capitalizations of $1 billion or more at the time of purchase.

    Although each of the Funds has the same primary investment objective, the Funds' investment objectives differ in that neither Europe Growth Fund nor Pacific Growth Fund looks to provide investors with income as a secondary objective, while Global Growth Fund invests to provide income as a secondary objective. This means that Global Growth Fund may consider the income producing capability of securities in which it invests in seeking to achieve long-term growth.

    Although Europe Growth Fund and Pacific Growth Fund primarily invest in different geographic regions and Global Growth Fund is not generally subject to geographic restrictions on its investments, each of the Funds emphasizes a growth investment style that focuses on the same characteristics in selecting portfolio investments: companies with strong competitive advantages, effective research, product development, strong management and financial strength. Furthermore, each of the Funds invests primarily in stock, and each Fund makes similar use of other equity-related securities, such as preferred stock, convertible securities and American Depositary Receipts (ADRs), as well as derivative and hedging strategies. After the acquisitions it is expected that the combined fund will be managed according to the investment objectives and policies of Global Growth Fund.

    The benchmark index for Europe Growth Fund is the Morgan Stanley Capital International Europe Index, a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. As of September 2002, the index consisted of the following 16 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, The Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The benchmark index for Pacific Growth Fund is the Morgan Stanley Capital International All Country Asia Pacific Free Gross Index, a weighted, unmanaged index comprised of approximately 950 securities listed on the stock exchanges of Australia, Hong Kong, Japan, Malaysia, Singapore, Indonesia, China (free), Pakistan, Taiwan, India, South Korea, the Philippines and Thailand. The benchmark index for Global Growth Fund is the Morgan Stanley Capital International World Index, a weighted, unmanaged index of performance of approximately 1,500 securities listed on stock exchanges of the U.S., Europe, Canada, Australia, and the Far East.


    Europe Growth Fund, Pacific Growth Fund and Global Growth Fund are each managed by PI. The address of PI is Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102-4077. PI and its predecessors have served as manager or administrator to investment companies since 1987. As of March 31, 2003, PI served as manager to all of the Prudential Mutual Funds, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $86.1 billion.


    Europe Growth Fund, Pacific Growth Fund and Global Growth Fund typically distribute all or substantially all of their ordinary income and net realized capital gains annually.

INVESTMENT ADVISORY SERVICES

    Under separate management agreements with each of the Funds, PI currently provides investment advisory services for each Fund. Each Fund, however, has a different subadviser. Europe Growth Fund is subadvised by Gartmore Global Partners (Gartmore). Pacific Growth Fund is subadvised by JF International Management Inc. (JFIMI), and Global Growth Fund is subadvised by Jennison Associates LLC (Jennison). Jennison is an affiliate of PI. Stephen Jones and Gary Clarke serve as co-portfolio managers of Europe Growth Fund. Roger P.F. Ellis serves as the portfolio manager of Pacific Growth Fund. Daniel J. Duane, CFA and Michelle I. Picker, CFA serve as co-portfolio managers for Global Growth Fund. For more information about the subadvisers or portfolio managers, see the Prospectuses of the relevant Funds. The other service providers to the Funds are not expected to change as a result of the Acquisitions.

EXPENSE STRUCTURES

    Europe Growth Fund, Pacific Growth Fund and Global Growth Fund each pay a monthly management fee to PI. PI, in turn, pays out of its management fee a fee to each Fund's subadviser for providing advisory services to each Fund. Europe Growth Fund, Pacific Growth Fund and Global Growth Fund have each agreed to pay a management fee to PI at an annual rate of .75% of average net assets.

    The management fee paid by each Fund covers PI's oversight of each Fund's respective investment portfolios. PI also administers each Fund's corporate affairs and, in connection therewith, furnishes each Fund with office facilities, together with those ordinary clerical and bookkeeping services that are not furnished by the Fund's custodian or transfer and dividend disbursing agent. Officers and employees of PI serve as officers and Directors of each Fund without compensation.


    Although the management fee paid by each Fund to PI is identical, the annual net operating expenses of the Funds for their most recently completed fiscal years are different. As indicated in the comparative tables beginning on page 11, each share class of Europe Growth Fund and Pacific Growth Fund has higher net annual operating expenses than the corresponding share class of Global Growth Fund. Prudential Investment Management Services LLC (PIMS), each Fund's Distributor, has contractually agreed to waive a portion of the distribution and service (12b-1) fee payable by Class A shares of each Fund (.05% of a fee of ..30%). Shareholders should understand that the contractual waiver by PIMS is enforceable for one-year periods and may be terminated with respect to any subsequent fiscal year on not less than 30 days' notice prior to the end of a current fiscal year. The contractual waiver by PIMS for Global Growth Fund extends through October 31, 2004. The contractual waivers by PIMS for Europe Growth Fund and Pacific Growth Fund extend through April 30, 2004 and
October 31, 2003, respectively. There is no assurance that PIMS will continue any of the waivers beyond the indicated dates.


    If the Transaction is approved, shareholders of Europe Growth Fund and Pacific Growth Fund are each expected to realize a reduction in both the net annual operating expenses and gross annual operating expenses (that is, without any waivers) paid on their investment.


    BECAUSE THE NET ANNUAL OPERATING EXPENSES OF GLOBAL GROWTH FUND WILL INCREASE IF SHAREHOLDERS OF PACIFIC GROWTH FUND APPROVE THE TRANSACTION BUT SHAREHOLDERS OF EUROPE GROWTH FUND DO NOT APPROVE THE TRANSACTION, THE ACQUISITION OF PACIFIC GROWTH FUND WILL ONLY PROCEED IF THE SHAREHOLDERS OF EUROPE GROWTH FUND APPROVE THE ACQUISITION OF THEIR FUND AND THAT ACQUISITION IS CONSUMMATED. IF SHAREHOLDERS OF EUROPE GROWTH FUND DO NOT APPROVE THE ACQUISITION, THERE WILL BE NO CHANGE IN THE MANAGEMENT OR OPERATION OF EITHER EUROPE GROWTH FUND OR PACIFIC GROWTH FUND AND THE ACQUISITION WILL NOT PROCEED. IF SHAREHOLDERS OF EUROPE GROWTH FUND APPROVE THE ACQUISITION BUT SHAREHOLDERS OF PACIFIC GROWTH FUND DO NOT, THEN ONLY EUROPE GROWTH FUND WILL BE ACQUIRED. IN THIS SCENARIO, SHAREHOLDERS OF EUROPE GROWTH FUND ARE EXPECTED TO REALIZE A REDUCTION IN BOTH THE NET ANNUAL OPERATING EXPENSES AND GROSS ANNUAL OPERATING EXPENSES (THAT IS, WITHOUT ANY WAIVERS) PAID ON THEIR INVESTMENT AND THERE WILL BE NO CHANGE IN THE MANAGEMENT OR OPERATION OF PACIFIC GROWTH FUND.


PURCHASES, REDEMPTIONS, EXCHANGES AND DISTRIBUTIONS


    Each of Europe Growth Fund, Pacific Growth Fund and Global Growth Fund offers four classes of shares: Class A, Class B, Class C and Class Z, and each Fund currently has the same policies with respect to purchasing shares, redeeming or exchanging shares, and distributions. For more information regarding the Funds' policies, see "Purchases, Redemptions, Exchanges and Distributions" below.


TAX CONSIDERATIONS


    For federal income tax purposes, no gain or loss will be recognized by the shareholders of Europe Growth Fund or Pacific Growth Fund as a result of the Transactions. For a more detailed discussion of the federal income tax consequences, see "U.S. Federal Income Tax Considerations" below.


APPRAISAL RIGHTS

    Shareholders of Europe Growth Fund and Pacific Growth Fund do not have appraisal rights under Maryland law in connection with the Transaction.

    Shareholders of Europe Growth Fund or Pacific Growth Fund may, however, redeem their shares at net asset value prior to the date of the proposed acquisition of their Fund's assets.

    Overall, the proposed Transaction would provide shareholders of Europe Growth Fund and Pacific Growth Fund with the following benefits:

    - the opportunity to participate in a larger fund;

    - investment in a fund with an investment objective and policies similar to the investment objectives and policies of Europe Growth Fund and Pacific Growth Fund; and

    - net and gross annual operating expenses for Class A, Class B, Class C and Class Z shares that are expected to be substantially lower than those of the same class of Europe Growth Fund and Pacific Growth Fund.


    THE BOARD OF DIRECTORS OF EACH OF EUROPE GROWTH FUND AND PACIFIC GROWTH FUND BELIEVE THAT THE TRANSACTION WILL BENEFIT SHAREHOLDERS OF EUROPE GROWTH FUND AND PACIFIC GROWTH FUND RESPECTIVELY, AND RECOMMEND THAT THEIR RESPECTIVE SHAREHOLDERS VOTE IN FAVOR OF THE APPLICABLE TRANSACTION.


                            THE PROPOSED TRANSACTION


    Shareholders of Europe Growth Fund will be asked at their Meeting to vote upon and approve the Agreement under which Europe Growth Fund will transfer all of its assets to, and all of its liabilities will be assumed by, Global Growth Fund whereupon Global Growth Fund will be the surviving mutual fund, and each whole and fractional share of each class of Europe Growth Fund shall be exchanged for whole and fractional shares of equal net asset value of the same class of Global Growth Fund, and shares of Europe Growth Fund would be cancelled. Shareholders of Pacific Growth Fund will be asked at their Meeting to vote upon and approve the Agreement, under which Pacific Growth Fund will transfer all of its assets to, and all of its liabilities will be assumed by, Global Growth Fund whereupon Global Growth Fund will be the surviving mutual fund, and each whole and fractional share of each class of Pacific Growth Fund shall be exchanged for whole and fractional shares of equal net asset value of the same class of Global Growth Fund, and shares of Pacific Growth Fund would be cancelled. Approval of the Transaction as it relates to Europe Growth Fund will be determined by approval of the shareholders of Europe Growth Fund and approval of the Transaction as it relates to Pacific Growth Fund will be determined by approval of shareholders of Pacific Growth Fund. No vote by shareholders of Global Growth Fund is required.



    The Agreements provide that it is a condition to each Fund's obligation to complete the relevant Transaction that the Funds will have received an opinion of counsel that the Transaction will not result in any taxable gain or loss for U.S. federal income tax purposes to Europe Growth Fund, Pacific Growth Fund, or Global Growth Fund.

FUND OPERATING EXPENSES

    Each Fund pays a management fee to PI for managing its investments and business affairs which is calculated and paid to PI every month. Each Fund pays PI a management fee at an annual rate of 0.75% of its average daily net assets.


    In addition to the management fee, each Fund incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. For the period ended April 30, 2003, the annualized total operating expense ratios for each Fund are set forth in the tables below.



    If shareholders of Europe Growth Fund, or shareholders of both Funds, approve the applicable Transaction, Global Growth Fund's expense structure will apply to the Funds which approved the Transaction, except that there is no assurance that the fee waiver of PIMS will continue past October 31, 2004 for Global Growth Fund. Assuming continuation of Global Growth Fund's current expenses, this expense structure would decrease the total operating expenses currently incurred by shareholders of each class of shares of Europe Growth Fund and Pacific Growth Fund. If the proposed Transaction is not approved (or if shareholders of Pacific Growth Fund approve the Transaction, but shareholders of Europe Growth Fund do not), Europe Growth Fund and Pacific Growth Fund will each continue with their current fee structure, except that there is no assurance that the fee waiver of PIMS will continue past April 30, 2004 for Europe Growth Fund or October 31, 2003 for Pacific Growth Fund. For more information about each Fund's current fees, refer to the applicable Prospectuses.


SHAREHOLDER FEES


    The following table shows the shareholder fees that are imposed on new purchases of shares of Global Growth Fund. These fees are the same as the shareholder fees imposed on new purchases of Europe Growth Fund or Pacific Growth Fund. These fees will not be imposed on new shares of Global Growth Fund which are acquired pursuant to the acquisition of Europe Growth Fund or Pacific Growth Fund.


  SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

                                CLASS A  CLASS B  CLASS C   CLASS Z
  Maximum sales charge (load)
   imposed on purchases (as a
   percentage of offering
   price)                           5%     None     1%(2)      None
  Maximum deferred sales
   charge (load) imposed on
   sales (as a percentage of
   the lower of original
   purchase price or sale
   proceeds)                     1%(3)    5%(4)     1%(5)      None

1 YOUR BROKER MAY CHARGE YOU A SEPARATE OR ADDITIONAL FEE FOR PURCHASES AND
  SALES OF SHARES.

2 INVESTORS WHO PURCHASE CLASS C SHARES THROUGH CERTAIN UNAFFILIATED BROKERS MAY
  PURCHASE CLASS C SHARES WITHOUT PAYING THE 1% INITIAL SALES CHARGE.

3 INVESTORS WHO PURCHASE $1 MILLION OR MORE OF CLASS A SHARES ARE NOT SUBJECT TO
  AN INITIAL SALES CHARGE BUT ARE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE
  (CDSC) OF 1% FOR SHARES REDEEMED WITHIN 12 MONTHS OF PURCHASE. THIS CHARGE IS WAIVED FOR ALL SUCH CLASS A SHAREHOLDERS OTHER THAN THOSE WHO PURCHASED THEIR SHARES THROUGH CERTAIN BROKER-DEALERS THAT ARE NOT AFFILIATED WITH PRUDENTIAL FINANCIAL, INC. (PRUDENTIAL).

4 THE CDSC FOR CLASS B SHARES DECREASES BY 1% ANNUALLY TO 1% IN THE FIFTH AND
  SIXTH YEARS AND 0% IN THE SEVENTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES APPROXIMATELY SEVEN YEARS AFTER PURCHASE.

5 THE CDSC FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN 18 MONTHS OF
  PURCHASE.


OPERATING EXPENSE TABLES



    The following tables show operating fees and expenses of Class A, Class B, Class C and Class Z shares of Europe Growth Fund, Pacific Growth Fund and Global Growth Fund, and pro forma fees for the combined fund after giving effect to the Transaction (the "Combined Global Growth Fund"), including the effect of PIMS' expense waiver previously described. THE PRO FORMA FEES SHOWN IN THE FOLLOWING TABLES ASSUME THAT SHAREHOLDERS OF BOTH EUROPE GROWTH FUND AND PACIFIC GROWTH FUND APPROVE THE TRANSACTION. BECAUSE THE NET ANNUAL OPERATING EXPENSES FOR GLOBAL GROWTH FUND WILL INCREASE IF THE TRANSACTION IS APPROVED BY THE SHAREHOLDERS OF PACIFIC GROWTH FUND BUT THE TRANSACTION IS NOT APPROVED BY SHAREHOLDERS OF EUROPE GROWTH FUND, THE TRANSACTION WILL NOT PROCEED UNLESS SHAREHOLDERS OF EUROPE GROWTH FUND APPROVE THE TRANSACTION WITH THEIR FUND. However, if shareholders of Europe Growth approve the Proposed Transaction, the acquisition of the assets of Europe Growth Fund will proceed whether or not shareholders of Pacific Growth Fund approve the proposed Transaction.



    Fund operating expenses are paid out of each Fund's assets. Expenses are factored into each Fund's share price or dividends and are not charged directly to shareholder accounts. The following figures are based on historical expenses of each Fund as of April 30, 2003.


CLASS A SHARES


                                                                                           PRO FORMA
                                                                                         EUROPE GROWTH       PRO FORMA
                                                                                            FUND &           COMBINED
                                   EUROPE GROWTH    PACIFIC GROWTH     GLOBAL GROWTH     GLOBAL GROWTH     GLOBAL GROWTH
                                       FUND              FUND              FUND              FUND              FUND
                                  CLASS A SHARES    CLASS A SHARES    CLASS A SHARES    CLASS A SHARES    CLASS A SHARES
                                  ---------------   ---------------   ---------------   ---------------   ---------------
Management Fees.................        .75%              .75%              .75%              .75%              .75%
+ Distribution and service
  (12b-1) fees..................        .30%*             .30%*             .30%**            .30%              .30%
+ Other expenses................        .87%             1.70%              .55%              .55%              .55%
= TOTAL ANNUAL OPERATING
  EXPENSES......................       1.92%             2.75%             1.60%             1.60%             1.60%
- Fee waiver or expense
  reimbursement.................        .05%*             .05%*             .05%**            .05%              .05%
= NET ANNUAL OPERATING
  EXPENSES......................       1.87%             2.70%             1.55%             1.55%             1.55%


------------------------


* For the fiscal years ending April 30, 2004 and October 31, 2003, respectively, the Distributor of Europe Growth Fund and Pacific Growth Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.



** Through October 31, 2004, the Distributor of the Global Growth Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.


CLASS B SHARES


                                                                                          PRO FORMA
                                                                                        EUROPE GROWTH       PRO FORMA
                                                                                            FUND &          COMBINED
                                   EUROPE GROWTH    PACIFIC GROWTH     GLOBAL GROWTH    GLOBAL GROWTH     GLOBAL GROWTH
                                       FUND              FUND              FUND              FUND             FUND
                                  CLASS B SHARES    CLASS B SHARES    CLASS B SHARES    CLASS B SHARES   CLASS B SHARES
                                  ---------------   ---------------   ---------------   --------------   ---------------
Management Fees.................        .75%               .75%             .75%             .75%              .75%
+ Distribution and service
  (12b-1) fees..................       1.00%              1.00%             .75%             .79%              .81%
+ Other expenses................        .87%              1.70%             .55%             .55%              .55%
= TOTAL ANNUAL OPERATING
  EXPENSES......................       2.62%              3.45%            2.05%            2.09%             2.11%
- Fee waiver or expense
  reimbursement.................        None               None             None             None              None
= NET ANNUAL OPERATING
  EXPENSES......................       2.62%              3.45%            2.05%            2.09%             2.11%

CLASS C SHARES


                                                                                          PRO FORMA
                                                                                        EUROPE GROWTH       PRO FORMA
                                                                                            FUND &          COMBINED
                                   EUROPE GROWTH    PACIFIC GROWTH     GLOBAL GROWTH    GLOBAL GROWTH     GLOBAL GROWTH
                                       FUND              FUND              FUND              FUND             FUND
                                  CLASS C SHARES    CLASS C SHARES    CLASS C SHARES    CLASS C SHARES   CLASS C SHARES
                                  ---------------   ---------------   ---------------   --------------   ---------------
Management Fees.................        .75%               .75%             .75%             .75%              .75%
+ Distribution and service
  (12b-1) fees..................       1.00%              1.00%            1.00%            1.00%             1.00%
+ Other expenses................        .87%              1.70%             .55%             .55%              .55%
= TOTAL ANNUAL OPERATING
  EXPENSES......................       2.62%              3.45%            2.30%            2.30%             2.30%
- Fee waiver or expense
  reimbursement.................        None               None             None             None              None
= NET ANNUAL OPERATING
  EXPENSES......................       2.62%              3.45%            2.30%            2.30%             2.30%


CLASS Z SHARES


                                                                                          PRO FORMA
                                                                                        EUROPE GROWTH       PRO FORMA
                                                                                            FUND &          COMBINED
                                   EUROPE GROWTH    PACIFIC GROWTH     GLOBAL GROWTH    GLOBAL GROWTH     GLOBAL GROWTH
                                       FUND              FUND              FUND              FUND             FUND
                                  CLASS Z SHARES    CLASS Z SHARES    CLASS Z SHARES    CLASS Z SHARES   CLASS Z SHARES
                                  ---------------   ---------------   ---------------   --------------   ---------------
Management Fees.................        .75%               .75%             .75%             .75%              .75%
+ Distribution and service
  (12b-1) fees..................        None               None             None             None              None
+ Other expenses................        .87%              1.70%             .55%             .55%              .55%
= TOTAL ANNUAL OPERATING
  EXPENSES......................       1.62%              2.45%            1.30%            1.30%             1.30%
- Fee waiver or expense
  reimbursement.................        None               None             None             None              None
= NET ANNUAL OPERATING
  EXPENSES......................       1.62%              2.45%            1.30%            1.30%             1.30%


EXAMPLES OF THE EFFECT OF FUND EXPENSES

    The following table illustrates the expenses on a hypothetical $10,000 investment in each Fund under the current and pro forma (combined fund) expenses calculated at the rates stated above for the first year, and thereafter using gross expenses with no fee waivers or expense reimbursements, assuming a 5% annual return, and assuming that you sell your shares at the end of each period.

CLASS A SHARES


                                                           ONE YEAR   THREE YEAR   FIVE YEAR   TEN YEAR
                                                           --------   ----------   ---------   --------
Europe Growth Fund.......................................    $680       $1,068      $1,480      $2,627
Pacific Growth Fund......................................    $759       $1,306      $1,878      $3,423
Global Growth Fund.......................................    $650       $  975      $1,323      $2,301
Pro Forma Combined for Europe Growth and Global Growth...    $650       $  975      $1,323      $2,301
Pro Forma Combined Fund..................................    $650       $  975      $1,323      $2,301


CLASS B SHARES


                                                           ONE YEAR   THREE YEAR   FIVE YEAR   TEN YEAR
                                                           --------   ----------   ---------   --------
Europe Growth Fund.......................................    $765       $1,114      $1,490      $2,705
Pacific Growth Fund......................................    $848       $1,359      $1,893      $3,500
Global Growth Fund.......................................    $708       $  943      $1,203      $2,210
Pro Forma Combined for Europe Growth and Global Growth...    $712       $  955      $1,224      $2,238
Pro Forma Combined Fund..................................    $714       $  961      $1,234      $2,251

CLASS B SHARES (ASSUMING NO REDEMPTION)


                                                           ONE YEAR   THREE YEAR   FIVE YEAR   TEN YEAR
                                                           --------   ----------   ---------   --------
Europe Growth Fund.......................................    $265       $  814      $1,390      $2,705
Pacific Growth Fund......................................    $348       $1,059      $1,793      $3,500
Global Growth Fund.......................................    $208       $  643      $1,103      $2,210
Pro Forma Combined for Europe Growth and Global Growth...    $212       $  655      $1,124      $2,238
Pro Forma Combined Fund..................................    $214       $  661      $1,134      $2,251


------------------------

* Class B shares have a conversion feature whereby Class B shares held for at least six years will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. This table assumes that after the conversion, Class A shares are held instead of Class B shares until the end of the period.

CLASS C SHARES


                                                           ONE YEAR   THREE YEAR   FIVE YEAR   TEN YEAR
                                                           --------   ----------   ---------   --------
Europe Growth Fund.......................................    $462       $  906      $1,476      $3,024
Pacific Growth Fund......................................    $544       $1,149      $1,875      $3,792
Global Growth Fund.......................................    $431       $  811      $1,318      $2,709
Pro Forma Combined for Europe Growth and Global Growth...    $431       $  811      $1,318      $2,709
Pro Forma Combined Fund..................................    $431       $  811      $1,318      $2,709


CLASS C SHARES (ASSUMING NO REDEMPTION)


                                                           ONE YEAR   THREE YEAR   FIVE YEAR   TEN YEAR
                                                           --------   ----------   ---------   --------
Europe Growth Fund.......................................    $362       $  906      $1,476      $3,024
Pacific Growth Fund......................................    $444       $1,149      $1,875      $3,792
Global Growth Fund.......................................    $331       $  811      $1,318      $2,709
Pro Forma Combined for Europe Growth and Global Growth...    $331       $  811      $1,318      $2,709
Pro Forma Combined Fund..................................    $331       $  811      $1,318      $2,709


CLASS Z SHARES


                                                           ONE YEAR   THREE YEAR   FIVE YEAR   TEN YEAR
                                                           --------   ----------   ---------   --------
Europe Growth Fund.......................................    $165        $511       $  881      $1,922
Pacific Growth Fund......................................    $248        $764       $1,306      $2,786
Global Growth Fund.......................................    $132        $412       $  713      $1,568
Pro Forma Combined for Europe Growth and Global Growth...    $132        $412       $  713      $1,568
Pro Forma Combined Fund..................................    $132        $412       $  713      $1,568


    These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under "Total annual operating expenses" remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any Fund.

PRO FORMA CAPITALIZATION


    The following table shows the capitalization of Europe Growth Fund, Pacific Growth Fund and Global Growth Fund as of April 30, 2003 and the pro forma Europe Growth Fund and Global Growth Fund and the Combined Global Growth Fund capitalization as if the Transactions had occurred assuming these figures.



                                                                                                PRO FORMA
                                                                                              EUROPE GROWTH
                                                                                PRO FORMA         FUND &
                                                                              EUROPE GROWTH   PACIFIC GROWTH
                                                                                 FUND &           FUND &
                             EUROPE GROWTH   PACIFIC GROWTH   GLOBAL GROWTH   GLOBAL GROWTH   GLOBAL GROWTH
                                 FUND             FUND            FUND            FUND             FUND
                             -------------   --------------   -------------   -------------   --------------
Net Assets (000s)
  Class A..................     $53,019         $22,240          $223,826        $276,845         $299,085
  Class B..................     $26,347         $ 7,151          $ 57,764        $ 84,111         $ 91,262
  Class C..................     $ 4,677         $ 1,643          $ 12,055        $ 16,732         $ 18,375
  Class Z..................     $ 4,906         $   788          $ 33,042        $ 37,948         $ 38,736
Net Asset Value Per Share
  Class A..................     $ 10.47         $  5.99          $  10.74        $  10.74         $  10.74
  Class B..................     $  9.77         $  5.60          $   9.77        $   9.77         $   9.77
  Class C..................     $  9.79         $  5.63          $   9.75        $   9.75         $   9.75
  Class Z..................     $ 10.59         $  6.02          $  10.87        $  10.87         $  10.87
Shares Outstanding (000s)
  Class A..................       5,063           3,710            20,838          25,777           27,848
  Class B..................       2,695           1,276             5,910           8,609            9,341
  Class C..................         478             292             1,237           1,716            1,885
  Class Z..................         464             131             3,039           3,491            3,564


FORMS OF ORGANIZATION


    Europe Growth Fund is a diversified, open-end management investment company incorporated as a Maryland corporation on March 18, 1994. Pacific Growth Fund is a diversified, open-end management investment company incorporated as a Maryland corporation on August 14, 1991. Global Growth Fund is a series of Prudential World Fund, Inc. (World Fund), which is also a diversified, open-end management investment company incorporated as a Maryland corporation on February 28, 1984. Europe Growth Fund is authorized to issue up to 2 billion shares of common stock, divided equally among Class A, Class B, Class C and Class Z shares of common stock. Pacific Growth Fund is authorized to issue up to 2 billion shares of common stock, divided equally among Class A, Class B, Class C and Class Z shares of common stock. World Fund is authorized to issue up to 1.5 billion shares of common stock, 500 million of which are designated as shares of Global Growth Fund, which are further divided equally among Class A, Class B, Class C and Class Z shares of common stock. World Fund also offers two other series:
Strategic Partners International Value Fund and Jennison International Growth Fund, each of which is also authorized to issue 500 million shares.



    Because they are all organized as Maryland corporations, the rights of shareholders of World Fund, Europe Growth Fund, and Pacific Growth Fund under state law are substantially identical. However, there are several material differences among the By-Laws of each of World Fund, Europe Growth Fund, and Pacific Growth Fund, which we have summarized below. It should be noted that for matters requiring the approval of shareholders of all shareholders of World Fund, as opposed to matters that are submitted only to shareholders of a series of World Fund, the shareholders of the other series of World Fund participate in such voting together with the shareholders of Global Growth Fund.


BY-LAWS

    SPECIAL MEETINGS. Both Pacific Growth Fund and Europe Growth Fund are required to call a shareholder meeting if requested to do so by shareholders holding not less than 10% of the common stock entitled to vote at the meeting. World Fund is required to call a shareholder meeting if requested to do so by shareholders entitled to cast at least a majority of all votes entitled to be cast.

    ELECTION OF DIRECTORS. For both World Fund and Pacific Growth Fund, a plurality of votes cast is sufficient to elect directors. Europe Growth Fund requires a majority of votes cast in order to elect directors.


    ADVANCE NOTICE OF BUSINESS TO BE TRANSACTED AT SHAREHOLDER MEETINGS. In order for eligible World Fund shareholders to nominate Directors for election, or propose business to be considered, at a shareholder meeting, they must make submissions in a specific written format within set timelines. For an annual meeting, notice must be received by World Fund, (a) not less than 90 days nor more than 120 days prior to the first anniversary of the prior year's annual meeting; or (b) if there was no annual meeting in the prior year, or the meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary date, then (x) not earlier than the 90th day prior to the annual meeting, and (y) not later than the later of (i) the 60th day prior to such annual meeting, and (ii) the 10th day following public announcement of the date of the meeting. For special meetings, shareholders are only entitled to submit Board nominees, and must deliver such proposal not later than 10 days following the earlier of (i) notice of the meeting was mailed or (ii) public notice of the date of the meeting. Pacific Growth Fund and Europe Growth Fund do not have similar limitations.


    REMOVAL OF DIRECTORS. Shareholders of World Fund can remove Directors only upon a vote of 2/3 of the outstanding votes entitled to be cast in the election of directors. Shareholders of Europe Growth Fund and Pacific Growth Fund can remove Directors upon a majority vote.

    AMENDMENT OF BY-LAWS. World Fund's By-Laws can be amended by the shareholders or by 2/3 vote of the Board of Directors. The By-Laws of both Pacific Growth Fund and Europe Growth Fund can be amended by the shareholders, or by majority vote of the Board of Directors.


STATE CHARTERS



    Shareholders of World Fund are currently considering a proposal to amend certain provisions of the state charter of World Fund. If approved by shareholders, the state charter of World Fund will include several provisions which are materially different than the comparable provisions in the state charters for Europe Growth Fund and Pacific Growth Fund. The material differences are summarized below.



    QUORUM. For each of Pacific Growth Fund and Europe Growth Fund, to achieve a quorum for the transaction of business at a shareholder meeting requires the presence, in person or by proxy, of a majority of all votes entitled to be cast at that meeting. World Fund's amended Charter would provide for a quorum of one-third of the votes entitled to be cast at a meeting.



    LIMITATION ON LIABILITY. World Fund's Charter, if shareholders adopt the proposed charter amendments, would provide that, to the extent permitted by law, a director or officer of World Fund will not be liable to World Fund or its shareholders for monetary damages for breach of fiduciary duty. The Charters of Europe Growth Fund and Pacific Growth Fund do not include this provision.



    VOTING. Shareholders of Pacific Growth Fund and Europe Growth Fund may cast one vote for each share entitled to vote on a given matter. In other words, for Pacific Growth Fund and Europe Growth Fund, whether a voting share represents $1 or $100 of net asset value, that share is entitled to one vote. If shareholders adopt the proposed charter amendments, shareholders of World Fund would be entitled to cast one vote for each dollar of net asset value represented by each share entitled to vote on a given matter. As a result, a voting share representing $100 of net asset value would be entitled to 100 votes, while a voting share representing $10 of net asset value would only be entitled to 10 votes.

    REDEMPTION FEES. If shareholders adopt the proposed charter amendments, World Fund would be explicitly authorized in its Charter to subtract redemption fees and other charges set by the Board from the amount payable to shareholders in connection with a redemption of shares by shareholders or by World Fund. The Charters of Europe Growth Fund and Pacific Growth Fund do not include this provision.


PERFORMANCE

    The following tables compare the annual returns for the periods set forth below for each Fund. The bar charts show each Fund's performance for each full calendar year for the last 10 calendar years (or since inception, if less than 10 calendar years). The bar charts and tables below demonstrate the risk of investing in each Fund by showing how returns can change from year to year and by showing how each Fund's average annual total return for 1 year, 5 years, 10 years and since inception compared with a stock index and a group of similar mutual funds. Past performance, before and after taxes, is not an indication that a Fund will achieve similar results in the future.

EUROPE GROWTH FUND


ANNUAL RETURNS(1) (CLASS A SHARES)


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995  17.31%
1996   24.12%
1997   15.04%
1998   29.17%
1999   27.26%
2000  -19.22%
2001  -19.17%
2002  -21.44%

BEST QUARTER: 27.95% (4th quarter of 1999) WORST QUARTER: (23.37)% (3rd quarter of 2002)


1 THESE ANNUAL RETURNS DO NOT INCLUDE SALES CHARGES. IF SALES CHARGES WERE
  INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. WITHOUT THE DISTRIBUTION AND SERVICE (12B-1) FEE WAIVER, THE ANNUAL RETURNS WOULD HAVE BEEN LOWER, TOO. THE TOTAL RETURN OF THE FUND'S CLASS A SHARES FROM 1-1-03 TO 3-31-03 WAS -11.76%.

  AVERAGE ANNUAL RETURNS(1) (AS OF 12-31-02)



RETURN BEFORE TAXES                         1 YR             5 YRS            SINCE INCEPTION
  Class B shares                              -25.92%           -4.26%    2.79% (since 7-13-94)
  Class C shares                              -23.60%           -4.29%    2.69% (since 7-13-94)
  Class Z shares                              -21.28%           -3.13%    2.33% (since 4-15-96)



  CLASS A SHARES



  RETURN BEFORE TAXES                         -25.37%       -4.34%    3.01% (since 7-13-94)
  RETURN AFTER TAXES ON DISTRIBUTIONS(2)      -25.37%       -5.37%    1.93% (since 7-13-94)
  RETURN AFTER TAXES ON DISTRIBUTIONS
   AND SALE OF FUND SHARES(2)                 -15.58%       -3.20%    2.57% (since 7-13-94)



  INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)



  MSCI Europe Index(3)                        -18.38%       -2.26%             **(3)
  Lipper European Region Funds
   Average(4)                                 -17.41%       -1.35%             **(4)



(1) THE FUND'S RETURNS ARE AFTER DEDUCTION OF SALES CHARGES AND EXPENSES. WITHOUT THE DISTRIBUTION AND SERVICE (12B-1) FEE WAIVER FOR CLASS A SHARES, THE RETURNS WOULD HAVE BEEN LOWER.
(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS ARE SHOWN ONLY FOR CLASS A SHARES. AFTER-TAX RETURNS FOR OTHER CLASSES WILL VARY DUE TO DIFFERING SALES CHARGES AND EXPENSES. PAST PERFORMANCE, BEFORE AND AFTER TAXES, DOES NOT MEAN THAT THE FUND WILL ACHIEVE SIMILAR RESULTS IN THE FUTURE.
(3) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE INDEX. THE MSCI EUROPE INDEX-SM- IS A FREE FLOAT-ADJUSTED MARKET CAPITALIZATION INDEX THAT IS DESIGNED TO MEASURE DEVELOPED MARKET EQUITY PERFORMANCE IN EUROPE. AS OF SEPTEMBER 2002, THE MSCI EUROPE INDEX CONSISTED OF THE FOLLOWING 16 DEVELOPED MARKET COUNTRY INDICES: AUSTRIA, BELGIUM, DENMARK, FINLAND, FRANCE, GERMANY, GREECE, IRELAND, ITALY, THE NETHERLANDS, NORWAY, PORTUGAL, SPAIN, SWEDEN, SWITZERLAND, AND THE UNITED KINGDOM. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGES OR OPERATING EXPENSES OF A MUTUAL FUND. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES AND OPERATING EXPENSES. MSCI EUROPE INDEX RETURNS SINCE THE INCEPTION OF EACH CLASS AS OF DECEMBER 31, 2002 ARE 6.53% FOR CLASS A, CLASS B AND CLASS C SHARES AND 3.78% FOR CLASS Z SHARES.
(4) THE LIPPER EUROPEAN REGION FUNDS AVERAGE (LIPPER AVERAGE) IS BASED ON THE AVERAGE RETURN OF ALL MUTUAL FUNDS IN THE LIPPER EUROPEAN REGION FUNDS CATEGORY AND DOES NOT INCLUDE THE EFFECT OF ANY SALES CHARGES. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES. THE LIPPER AVERAGE RETURNS SINCE INCEPTION OF EACH CLASS AS OF DECEMBER 31, 2002 ARE 5.19% FOR CLASS A, CLASS B AND CLASS C SHARES, AND 2.57% FOR
     CLASS Z SHARES. SOURCE: LIPPER, INC.

PACIFIC GROWTH FUND


ANNUAL RETURNS(1) (CLASS A SHARES)


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1993  66.55%
1994   -8.79%
1995    5.36%
1996    2.40%
1997  -32.53%
1998   -0.89%
1999   68.15%
2000  -47.81%
2001  -19.53%
2002  -11.35%

BEST QUARTER: 23.84% (2th quarter of 1999) WORST QUARTER: -23.97% (4th quarter of 1997)


1 THESE ANNUAL RETURNS DO NOT INCLUDE SALES CHARGES. IF THE SALES CHARGES WERE
  INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. WITHOUT THE DISTRIBUTION AND SERVICE (12b-1) FEE WAIVER, THE ANNUAL RETURNS WOULD HAVE BEEN LOWER, TOO. THE TOTAL RETURN OF THE CLASS A SHARES FROM 1-1-03 TO 3-31-03 WAS -8.18%.



  AVERAGE ANNUAL TOTAL RETURNS(1) (AS OF 12-31-02)



RETURN BEFORE TAXES                         1 YR              5 YR             10 YR                SINCE INCEPTION
  Class B shares                              -16.43%            -8.25%             -3.49    -2.97% (since 7-24-92)
  Class C shares                              -13.71%            -8.13%               N/A    -9.55% (since 8-1-94)
  Class Z shares                              -11.20%            -7.13%               N/A    -10.52% (since 3-1-96)



  CLASS A SHARES



  RETURN BEFORE TAXES                         -15.79%       -8.17%        -3.20    -2.66% (since 7-24-92)
  RETURN AFTER TAXES ON DISTRIBUTIONS(2)      -15.79%       -8.33%        -3.77    -3.20% (since 7-24-92)
  RETURN AFTER TAXES ON DISTRIBUTIONS
   AND SALE OF FUND SHARES(2)                  -9.69%       -6.32%        -2.49    -2.08% (since 7-24-92)



  INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)



  MSCI AC Asia Pacific Free Gross
   Index(3)                                    -8.34%       -3.33%       -1.15%             **(3)
  MSCI AC Pacific Free Index(4)                -9.93%       -4.60%       -2.41%             **(4)
  Lipper Average(5)                           -10.80%       -3.33%       -0.01%             **(5)


(1) THE FUND'S RETURNS ARE AFTER DEDUCTION OF SALES CHARGES AND EXPENSES. WITHOUT THE MANAGEMENT FEE WAIVER OR EXPENSE REIMBURSEMENT, THE RETURNS WOULD HAVE BEEN LOWER.
(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS ARE SHOWN ONLY FOR CLASS A SHARES. AFTER-TAX RETURNS FOR OTHER CLASSES WILL VARY DUE TO DIFFERING SALES CHARGES AND EXPENSES. PAST PERFORMANCE, BEFORE AND AFTER TAXES, DOES NOT MEAN THAT THE FUND WILL ACHIEVE SIMILAR RESULTS IN THE FUTURE.

(3) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) ALL COUNTRY (AC) ASIA PACIFIC FREE GROSS INDEX IS AN UNMANAGED, WEIGHTED INDEX COMPRISING APPROXIMATELY 950 SECURITIES LISTED ON THE STOCK EXCHANGES OF AUSTRALIA, HONG KONG, JAPAN, MALAYSIA, SINGAPORE, INDONESIA, SRI LANKA, CHINA (FREE), PAKISTAN, TAIWAN, INDIA, SOUTH KOREA, THE PHILIPPINES AND THAILAND. THE FUND HAS DISCONTINUED THE USE OF THIS INDEX AS ITS BENCHMARK. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGES OR OPERATING EXPENSES OF A MUTUAL FUND. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES AND OPERATING EXPENSES. MSCI AC ASIA PACIFIC FREE GROSS INDEX RETURNS SINCE THE INCEPTION OF EACH CLASS ARE -0.36% FOR CLASS A AND
     CLASS B, -6.68% FOR CLASS C SHARES AND -7.98% FOR CLASS Z SHARES.
(4) THE MSCI AC PACIFIC FREE INDEX IS AN UNMANAGED, FREE FLOAT-ADJUSTED MARKET CAPITALIZATION INDEX THAT IS DESIGNED TO MEASURE INTERNATIONAL EQUITY
     COUNTRIES: AUSTRALIA, CHINA, HONG KONG, INDONESIA, JAPAN, MALAYSIA, NEW ZEALAND, THE PHILIPPINES, SINGAPORE, TAIWAN AND THAILAND. THE FUND'S BENCHMARK CHANGED TO THIS INDEX BECAUSE IT BETTER REFLECTS THE COUNTRIES THAT THE INVESTMENT ADVISER SEEKS TO POSITION THE PORTFOLIO IN, BASED ON THE FUND'S MANDATE. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGES OR OPERATING EXPENSES OF A MUTUAL FUND. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES AND OPERATING EXPENSES. THE MSCI AC PACIFIC FREE INDEX RETURNS SINCE THE INCEPTION OF EACH CLASS ARE -1.63% FOR CLASS A AND CLASS B, -7.89% FOR CLASS C SHARES AND -9.30% FOR CLASS Z SHARES.
(5) THE LIPPER AVERAGE IS UNMANAGED, IS BASED ON THE AVERAGE RETURN FOR ALL FUNDS IN EACH SHARE CLASS FOR THE ONE-YEAR, FIVE-YEAR, TEN-YEAR AND SINCE INCEPTION PERIODS IN THE LIPPER PACIFIC REGION FUNDS CATEGORY AND DOES NOT INCLUDE THE EFFECT OF ANY SALES CHARGES OR TAXES. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES AND TAXES. LIPPER RETURNS SINCE THE INCEPTION OF EACH CLASS ARE 0.38% FOR CLASS A AND
     CLASS B, -5.02% FOR CLASS C SHARES AND -6.76% FOR CLASS Z SHARES. SOURCE:
     LIPPER, INC.



GLOBAL GROWTH FUND


ANNUAL RETURNS (CLASS B SHARES)(1)


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1992  -5.27%
1993   47.90%
1994   -5.49%
1995   14.18%
1996   18.21%
1997    4.25%
1998   22.47%
1999   47.59%
2000  -19.29%
2001  -19.07%
2002  -24.96%

BEST QUARTER: 30.90% (4th quarter of 1999) WORST QUARTER: -21.92% (3rd quarter of 2001)


1 THESE ANNUAL RETURNS DO NOT INCLUDE SALES CHARGES. IF SALES CHARGES WERE
  INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. THE TOTAL ANNUAL RETURN OF THE CLASS B SHARES FROM 1-1-03 TO 3-31-03 WAS -2.73%.

  AVERAGE ANNUAL RETURNS(1) (AS OF 12-31-02)



RETURN BEFORE TAXES                         1 YR             5 YRS          10 YRS          SINCE INCEPTION
  Class A shares                              -28.36%            -2.74%       5.87%      4.09% (since 1/22/90)
  Class C shares                              -26.59%            -2.63%         N/A      1.86% (since 8/1/94)
  Class Z shares                              -24.37%            -1.49%         N/A      1.59% (since 3/1/96)



  CLASS B SHARES



  RETURN BEFORE TAXES                    -28.71%       -2.53%        5.71%    8.29% (since 5/15/84)
  RETURN AFTER TAXES ON
   DISTRIBUTIONS(2)                      -28.71%       -3.78%        4.35%     7.08% (since 5/15/84)
  RETURN AFTER TAXES ON
   DISTRIBUTIONS AND SALE OF SERIES
   SHARES(2)                             -17.63%       -1.48%        4.93%     7.26% (since 5/15/84)



  INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)



  MSCI World Index(3)                    -19.89%       -2.11%        6.26%             **(3)
  Lipper Average(4)                      -19.53%       -1.01%        6.03%             **(4)



(1) THE FUND'S RETURNS ARE AFTER DEDUCTION OF SALES CHARGES AND EXPENSES. WITHOUT THE DISTRIBUTION AND SERVICE (12B-1) FEE WAIVER FOR CLASS A SHARES, THE RETURNS WOULD HAVE BEEN LOWER.
(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS ARE SHOWN ONLY FOR CLASS B SHARES. AFTER-TAX RETURNS FOR OTHER CLASSES WILL VARY DUE TO DIFFERING SALES CHARGES AND EXPENSES. PAST PERFORMANCE, BEFORE AND AFTER TAXES, DOES NOT MEAN THAT THE FUND WILL ACHIEVE SIMILAR RESULTS IN THE FUTURE.
(3) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX IS A WEIGHTED, UNMANAGED INDEX OF PERFORMANCE OF APPROXIMATELY 1,500 SECURITIES LISTED ON STOCK EXCHANGES OF THE U.S., EUROPE, CANADA, AUSTRALIA, AND THE FAR EAST. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGES OR OPERATING EXPENSES OF A MUTUAL FUND OR TAXES. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES AND OPERATING EXPENSES AND TAXES. MSCI WORLD INDEX RETURNS SINCE THE INCEPTION OF EACH CLASS ARE 4.61% FOR
     CLASS A, 10.34% FOR CLASS B, 4.24% FOR CLASS C AND 2.11% FOR CLASS Z
     SHARES.
(4) THE LIPPER AVERAGE IS BASED ON THE AVERAGE RETURN OF ALL MUTUAL FUNDS IN THE GLOBAL FUNDS CATEGORY AND DOES NOT INCLUDE THE EFFECT OF ANY SALES CHARGES OR OPERATING EXPENSES OF A MUTUAL FUND OR TAXES. AGAIN, THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES AND OPERATING EXPENSES AND TAXES. LIPPER RETURNS SINCE THE INCEPTION OF EACH CLASS ARE 5.70% FOR CLASS A, 10.89% FOR CLASS B, 4.71% FOR CLASS C AND 2.92% FOR CLASS Z SHARES. SOURCE: LIPPER, INC.

                       INVESTMENT OBJECTIVES AND POLICIES

    If each Transaction is approved, the shareholders of each of Europe Growth Fund and Pacific Growth Fund will become shareholders of Global Growth Fund. The following information compares the investment objectives and policies of the Funds.

INVESTMENT OBJECTIVES

    Europe Growth Fund, Pacific Growth Fund and Global Growth Fund have the same primary investment objectives. Each Fund seeks long-term growth of capital. In addition, Global Growth Fund seeks income as a secondary objective. The Funds' investment objectives differ in that neither Europe Growth Fund nor Pacific Growth Fund look to provide investors with income as a secondary objective, while Global Growth Fund invests to provide income as a secondary objective. This means that Global Growth Fund may consider the income producing capability of securities in which it invests in seeking to achieve long-term growth.

    The investment objective of each Fund is a fundamental policy. This means that the objective cannot be changed without the approval of shareholders of the Fund. There can be no assurance that Europe Growth Fund, Pacific Growth Fund or Global Growth Fund will achieve its objective. With the exception of fundamental policies, investment policies (other than specified investment restrictions) of the Funds can be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES


    Europe Growth Fund seeks to achieve its investment objective by investing at least 80% of its investable assets in the securities of companies doing business in or domiciled in Europe, while Pacific Growth Fund seeks to achieve its investment objective by investing at least 80% of its investable assets in equity-related securities of companies doing business in or domiciled in the Pacific Basin region. "Investable assets" refers to a Fund's net assets plus any borrowings made for investment purposes. Global Growth Fund, on the other hand, seeks to achieve its investment objective through investment primarily in equity-related securities of MEDIUM-SIZE AND LARGE U.S. AND FOREIGN (NON-U.S. BASED) COMPANIES, which means companies with market capitalizations of $1 billion or more at the time of purchase. In general, this means that Global Growth Fund will emphasize equity securities of larger companies than either Europe Growth Fund or Pacific Growth Fund. In addition, although Global Growth Fund intends to have investments in at least four developed countries, Global Growth Fund is not required to, and does not, concentrate its investments in a specific geographic region of the world, unlike Europe Growth Fund and Pacific Growth Fund, although as of June 30, 2003 approximately 16% of Global Growth Fund's total net assets were invested in Pacific Basin companies and approximately 32% of Global Growth Fund's net assets were invested in European companies.


    Historically, Europe Growth Fund and Pacific Growth Fund have experienced a much higher portfolio turnover rate than Global Growth Fund. The higher portfolio turnover of Europe Growth Fund (107% for the Fund's most recent fiscal year) and Pacific Growth Fund (155% for the Fund's most recent fiscal year) as compared to Global Growth Fund's turnover (67% over the Funds' most recent fiscal year) can result in higher brokerage commissions and other transaction costs and can affect the performance of Europe Growth Fund and Pacific Growth Fund. This can also result in a greater amount of distributions as ordinary income rather than long-term capital gains.

    In determining which securities to buy, the subadvisers of each Fund (Gartmore for Europe Growth Fund, JFIMI for Pacific Growth Fund, and Jennison for Global Growth Fund) follow a growth type of strategy. This means that each adviser looks for companies that it believes are undervalued and/or will grow faster -- and earn better profits -- than other companies.

    Europe Growth Fund, Pacific Growth Fund and Global Growth Fund each invest primarily in common stock or other equity-related securities, which include preferred stock or securities that may be converted to or exchanged for common stock, such as convertible securities, like rights and warrants. Each Fund may also invest in American Depositary Receipts
(ADRs), which are certificates -- usually issued by a U.S. bank or trust company -- that represent an equity investment in a foreign company or some other foreign issuer. ADRs are valued in U.S. dollars.

    Each of the Funds may invest all of their assets in SECURITIES OF FOREIGN ISSUERS. At the present time, both Europe Growth Fund and Pacific Growth Fund invest primarily in foreign companies, as permitted by their respective Prospectuses, while Global Growth Fund invests primarily in U.S. companies. Jennison intends to continue significant investment in the U.S. for Global Growth Fund. Investments in foreign securities present specific risks, including the exposure to economies and political systems that may not be as stable as in the U.S. Each Fund is subject to currency risk -- the risk that changing values of foreign currencies could adversely impact the Funds' returns.

    Each of the Funds also may invest in "investment grade" BONDS AND FIXED INCOME OBLIGATIONS. These obligations can produce income for each Fund. Obligations are "investment grade" if they have received one of the four highest quality ratings determined by Moody's Investors Service, Inc., Standard & Poor's Ratings Services or another nationally recognized statistical rating organization (NRSRO). Obligations rated in the fourth category by an NRSRO may have speculative characteristics and are subject to a greater risk of loss of principal and interest. Each Fund may also invest in obligations that are not rated, but which the Fund's investment adviser believes to be of comparable quality to investment grade bonds.

                   COMPARISON OF OTHER POLICIES OF THE FUNDS

DIVERSIFICATION

    Each of the Funds is a diversified fund. This means that, with respect to 75% of the value of each Fund's total assets, each Fund invests in cash, cash items, obligations of the U.S. Government, its agencies or instrumentalities, securities of other investment companies and "other securities." The "other securities" are subject to the requirement that not more than 5% of total assets of the applicable Fund will be invested in the securities of a single issuer and that the applicable Fund will not hold more than 10% of any single issuer's outstanding voting securities.

    The Funds may not purchase the securities of any issuer if, as a result, a Fund would fail to be a diversified company within the meaning of the Investment Company Act of 1940, and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Fund may be permitted to do so by exemptive order, Commission release, no-action letter or similar relief or interpretations (collectively, the "1940 Act Laws, Interpretations and Exemptions").

BORROWING


    Each Fund may borrow money from banks. Each Fund may not issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions (which generally permits borrowing from banks in amounts not exceeding one third of the value of a fund's total assets). For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing, and obligations of the Fund to Directors are not deemed to be a pledge of assets or the issuance of a senior security.


LENDING


    Each Fund may lend assets to brokers, dealers and financial institutions. Each Fund may make loans, including through loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, as permitted by the 1940 Act Laws, Interpretations and Exemptions (which generally limits loans of portfolio securities to one third of the value of the fund's total assets). For purposes of this limitation and consistent with the Fund's investment objective, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan.


ILLIQUID SECURITIES

    Each Fund may invest in illiquid securities, including those without a readily available market and repurchase agreements with maturities longer than seven days. Each Fund may hold up to 15% of its net assets in illiquid securities.

TEMPORARY DEFENSIVE INVESTMENTS

    Although PI and each subadviser normally invest assets according to each Fund's investment strategy, there are times when a Fund may temporarily invest up to 100% of its assets in money market instruments in response to adverse market, economic or political conditions.

    For more information about the risks and restrictions associated with these policies, see each Fund's Prospectus, and for a more detailed discussion of the Funds' investments, see their Statements of Additional Information, all of which are incorporated into this Proxy Statement by reference.

DERIVATIVE STRATEGIES

    Each of the Funds may use derivative strategies to try to improve the Fund's returns or hedging techniques to try to protect its assets. Derivatives, such as futures, options, foreign currency forward contracts, options on futures and swaps, involve costs and can be volatile. With derivatives, the subadviser is trying to predict whether the underlying investment -- a security, market index, currency, interest rate or some other asset, rate or index -- will go up or down at some future date. Each Fund may use derivatives to try to reduce risk or to increase return, taking into account the Fund's overall investment objective. The Funds cannot guarantee these derivative strategies will work, that the instruments necessary to implement these strategies will be available or that the Funds will not lose money.

INVESTMENT RESTRICTIONS


    Each of the Funds have identical fundamental investment restrictions, except that Pacific Growth Fund does not have a restriction prohibiting the purchase of a security if as a result 25% or more of the Fund's total assets would be invested in securities of issuers in the same industry (Global Growth Fund and Europe Growth Fund have such a limitation). Although Pacific Growth Fund does not have such a limitation, Pacific Growth Fund does not, and does not intend to, concentrate in securities of issuers in the same industry.


                      COMPARISON OF PRINCIPAL RISK FACTORS

    Each Fund is subject to the risks normally associated with funds that invest in equity-related securities, including the securities of foreign issuers. As described more fully below, each Fund has, other than its particular geographic focus, substantially similar investment objectives, policies and permissible investments. Because Global Growth Fund does not geographically concentrate its investments in Europe or the Pacific Basin, it is less exposed to risks associated with those specific regions, but conversely more exposed (relative to Europe Growth Fund or Pacific Growth Fund) to risks outside of those regions.


    Each Fund normally invests in common stock of U.S. and/or foreign companies. As of June 30, 2003 Europe Growth Fund and Pacific Growth Fund invested 99.3% and 97%, respectively, of their total assets in common stock. As of April 30, 2003, Global Growth Fund invested 94.8% of its total assets in common stock. Investments in common stock expose each of the Funds to the following risks:


    - Individual stocks could lose value;

    - The equity markets could go down, resulting in a decline in value of the Funds' investments;

    - Companies that normally pay dividends may not do so if they do not have profits or adequate cash flow; and

    - Changes in economic or political conditions, both domestic and international, may result in a decline in value of the Funds' investments.


    In addition, because the Funds may invest all of their assets in foreign securities, which may include smaller companies, the Funds are also subject to the following risks:


    - Foreign markets, economies and political systems, particularly those in developing countries, may not be as stable as those in the U.S.;

    - Currency risk -- changing values of foreign currencies can cause losses;

    - Foreign securities may be less liquid than U.S. stocks and bonds;

    - Differences in foreign laws, accounting standards and public information and custody and settlement practices result in less reliable information on foreign investments and involve more risk; and

    - Investments in emerging markets securities are subject to greater volatility and price declines.

    - Smaller companies are more likely to reinvest earnings and not pay dividends;

    - Changes in interest rates may affect the securities of smaller companies more than the securities of larger companies; and

    - Securities of smaller companies may be less liquid than the securities of larger companies.

    Each Fund may use investment strategies -- such as derivatives -- that involve risk. The Funds use these risk management techniques to try to preserve assets or enhance return. Derivatives may not fully offset the underlying positions and this could result in losses to the Funds that would not otherwise have occurred.

    Each Fund may invest in illiquid securities. Illiquid securities may be difficult to value precisely or may be difficult to sell at the time or price desired.

    Each Fund may also invest in fixed-income obligations, which are subject to credit risk, market risk and interest rate risk.

    Like any mutual fund, an investment in either Europe Growth Fund, Pacific Growth Fund or Global Growth Fund could lose value. For a more complete discussion of the risks associated with any of these Funds, please refer to the "Risk/Return Summary" or the section entitled "Investment Risks" in each Fund's Prospectus.

                        OPERATIONS OF GLOBAL GROWTH FUND
                           FOLLOWING THE ACQUISITION

    Neither PI nor Jennison expect Global Growth Fund to revise its investment policies as a result of the Transactions. Neither PI nor Jennison anticipates any significant changes to the Global Growth Fund's management or general investment approach. The agents that provide Global Growth Fund with services, such as its Custodian and Transfer Agent, which also provide these services to Europe Growth Fund and Pacific Growth Fund, are not expected to change.

    All of the current investments of Europe Growth Fund and Pacific Growth Fund are permissible investments for Global Growth Fund. Nevertheless, PI may sell securities held by Europe Growth Fund or Pacific Growth Fund or Jennison may sell securities held by Global Growth Fund between shareholder approval and the Effective Time of the Transactions as may be necessary or desirable in the ongoing management of each Fund and the adjustment of each Fund's portfolio in anticipation of the Transactions. This adjustment may result in the imposition of capital gains. Transaction costs associated with such adjustments will be borne by the Fund that incurred them. Transaction costs associated with such adjustments that occur after the Effective Time will be borne by Global Growth Fund.


              PURCHASES, REDEMPTIONS, EXCHANGES AND DISTRIBUTIONS

PURCHASING SHARES


    The price to buy one share of a class of each Fund is that class's net asset value, or NAV, plus, in the case of Class A and Class C shares, a front-end sales charge. Each Fund offers Class A, Class B, Class C and Class Z shares. Each Fund imposes the same sales charge on Class A shares (5% of the Class A shares' offering price for purchases under $1 million). The sales charges imposed by Class B and Class C shares of Global Growth Fund are also identical to those charged by Europe Growth Fund and Pacific Growth Fund. In the case of Class B shares, only a contingent deferred sales charge (CDSC) is charged (5% for Class B Shares decreasing annually) while Class C shares are sold with a 1% front-end load (subject to the certain exceptions) and a 1% CDSC (for shares redeemed within 18 months of purchase). In addition, if you purchase $1 million or more of Class A shares through certain broker-dealers that are not affiliated with Prudential, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. Each Fund also offers Class Z shares, which are sold without either a front-end load or a CDSC and are available only to a limited group of investors. If the Transaction for your Fund is approved, you will receive the same class of shares in Global Growth Fund as you own in Europe Growth Fund or Pacific Growth Fund, as applicable, without the imposition of a sales charge.



    The Class A (in certain circumstances), Class B or Class C shares you will receive in the Transaction are subject to the identical CDSC as is applicable to your Europe Growth Fund or Pacific Growth Fund investment. In other words, the CDSC will be calculated from the first day of the month after your purchase of shares of Europe Growth Fund or Pacific Growth Fund, as applicable, exclusive of any time during which you may have been invested in a money market fund. Similarly, the purchase of Class B shares of Europe Growth Fund or Pacific Growth Fund, as applicable, will be used for calculating the time period for the automatic conversion of any Class B shares you receive in the Transaction to Class A shares.


    Shares in the Funds are purchased at the next NAV calculated after your investment is received and accepted. Each Fund's NAV is normally calculated once each business day as of the close of regular trading on the New York Stock Exchange (usually, 4:00 p.m., New York time). Refer to each Fund's Prospectus for more information regarding how to buy shares.

REDEEMING SHARES


    The redemption policies for each Fund are currently identical. Your shares will be sold at the next NAV determined after your order to sell is received, less any applicable CDSC imposed on Class A (in certain circumstances), Class B and Class C shares. If proposed charter amendments are adopted by World Fund's shareholders, a redemption fee could be imposed by World Fund's Board on redemptions of Global Growth Fund shares. Refer to each Fund's Prospectus for more information regarding how to sell shares.


MINIMUM INVESTMENT REQUIREMENTS

    For each Fund, the minimum initial investment amount is $1,000 for Class A shares and Class B shares and $2,500 for Class C shares. There is no minimum investment for Class Z shares. The minimum additional investment amount for each class other than Class Z is $100.

PURCHASES AND REDEMPTIONS OF EUROPE GROWTH FUND AND PACIFIC GROWTH FUND


    On June 2, 2003, Europe Growth Fund and Pacific Growth Fund each closed to new accounts pending the Transaction with Global Growth Fund. Shareholders of Europe Growth Fund or Pacific Growth Fund may redeem shares through the Effective Time of the Transaction. If the Transaction is approved, the purchase and redemption policies will be the same as the current policies of Global Growth Fund.


EXCHANGES OF FUND SHARES


    The exchange privilege currently offered by Global Growth Fund is the same as for Europe Growth Fund and Pacific Growth Fund and is not expected to change after the Transaction. Shareholders of the Funds may exchange their shares for shares of the same class of any other Prudential or Strategic Partners Mutual Fund. If you hold Class B or Class C shares and wish to exchange into a money market fund, you must exchange into Special Money Market Fund, Inc. During the time you are invested in Special Money Market Fund, Inc., the period of time during which your CDSC is calculated is frozen. Refer to each Fund's Prospectus for restrictions governing exchanges.


DIVIDENDS AND OTHER DISTRIBUTIONS

    Each Fund distributes substantially all of its net investment income and capital gains to shareholders each year. Each Fund declares dividends, if any, annually. At or before the Effective Time, each of Europe Growth Fund and Pacific Growth Fund shall declare additional dividends or other distributions in order to distribute substantially all of its investment income and realized capital gains for the year.

                            THE PROPOSED TRANSACTION

AGREEMENT AND PLAN OF REORGANIZATION

    Each Agreement describes the terms and conditions under which the proposed transaction subject to that Agreement may be completed. Significant provisions of each Agreement are summarized below; however, this summary is qualified in its entirety by reference to each Agreement, the form of which is attached as Attachment A to this Proxy Statement.

    Each Agreement contemplates that Europe Growth Fund or Pacific Growth Fund, as applicable, will transfer all of its assets to, and all of its liabilities will be assumed by, Global Growth Fund at the Effective Time and Global Growth Fund will be the surviving Fund. Each whole and fractional Class A share of Europe Growth Fund or Pacific Growth Fund, as applicable, will be exchanged for whole and fractional Class A shares of equal net asset value of Global Growth Fund, each whole and fractional Class B share of Europe Growth Fund or Pacific Growth Fund, as applicable, will be exchanged for whole and fractional Class B shares of equal net asset value of Global Growth Fund, each whole and fractional Class C share of Europe Growth Fund or Pacific Growth Fund, as applicable, will be exchanged for whole and fractional Class C shares of equal net asset value of Global Growth Fund and each whole and fractional Class Z share of Europe Growth Fund or Pacific Growth Fund, as applicable, will be exchanged for whole and fractional Class Z shares of equal net asset value of Global Growth Fund. If requested, Global Growth Fund will issue certificates representing its shares only upon surrender of certificates for shares of Europe Growth Fund or Pacific Growth Fund, as applicable.


    Immediately after the Transaction, each former Europe Growth Fund or Pacific Growth Fund shareholder will own shares of Global Growth Fund equal to the aggregate net asset value of that shareholder's shares of Europe Growth Fund or Pacific Growth Fund immediately prior to the Transaction. The net asset value per share of Global Growth Fund will not be affected by the transaction. Thus, the Transaction will not result in a dilution of the pecuniary interests of shareholders of any Fund. However, the Transaction will reduce the percentage ownership of each Fund's shareholders below such shareholder's current percentage of ownership in either Global Growth Fund, Europe Growth Fund or Pacific Growth Fund.

    All assets, rights, privileges, powers and franchises of Europe Growth Fund or Pacific Growth Fund, as applicable, and all debts due on whatever account to it, shall be taken and deemed to be transferred to and vested in Global Growth Fund without further act or deed, and all such assets, rights, privileges, powers and franchises, and all and every other interest of Europe Growth Fund or Pacific Growth Fund, as applicable, shall be thereafter effectively the property of Global Growth Fund as they were of Europe Growth Fund or Pacific Growth Fund. Global Growth Fund generally will be responsible for all of the liabilities and obligations of Europe Growth Fund and Pacific Growth Fund. The value of the assets and liabilities of Europe Growth Fund and Pacific Growth Fund will be determined at the Effective Time, using the valuation procedures set forth in the Prospectus and Statement of Additional Information for Europe Growth Fund and Pacific Growth Fund, as applicable. The net asset value of a share of Global Growth Fund will be determined as of the same time using the valuation procedures set forth in its Prospectus and Statement of Additional Information.

    Any transfer taxes payable upon issuance of shares of Global Growth Fund in a name other than that of the registered holder of the shares on the books of Europe Growth Fund or Pacific Growth Fund, as applicable, as of that time will be payable by the person to whom such shares are to be issued as a condition of such transfer.

    The completion of the Transaction is subject to a number of conditions set forth in each Agreement, some of which may be waived by either party to the Agreement. In addition, each Agreement may be amended in any mutually agreeable manner, except that no amendment that may have a materially adverse effect on the shareholders' interests may be made subsequent to the Meetings.

REASONS FOR THE TRANSACTION

    The Board of Directors (the Board) of each Fund has determined that the Transaction is in the best interests of the shareholders of its Fund and that the Transaction will not result in a dilution of the pecuniary interests of shareholders of their Fund.

    In considering the Transaction, each Board considered a number of factors that it believes benefits the shareholders of its Fund, including the following:


    - the compatibility of the Funds' investment objectives, policies and restrictions, including that each Fund has an identical primary investment objective (although Global Growth Fund has an additional secondary investment objective);


    - the relative past and current growth in assets and investment performance of the Funds and future prospects for Global Growth Fund;


    - the relative expense ratios of the Funds, including that each share class of Europe Growth Fund and Pacific Growth Fund has higher net annual operating expenses than the corresponding share class of Global Growth Fund;


    - the tax consequences of the Transaction; and


    - the relative size of the Funds (including that Europe Growth Fund and Pacific Growth Fund were much smaller than Global Growth Fund) and the decrease in the assets and the number of shareholders of Europe Growth Fund and Pacific Growth Fund.



    No single factor was identified by any Board as having paramount importance.


    PI recommended the Transaction to the Board of each Fund at meetings held on May 29, 2003. In recommending the Transaction, PI advised each Board that the Funds have similar investment objectives, policies and investment portfolios. PI informed each Board that the Funds differed primarily with respect to the investment emphasis, with Europe Growth Fund investing in securities of companies based in or domiciled in Europe and Pacific Growth Fund investing in securities of companies based in or domiciled in the Pacific Basin Region. PI further informed each Board that the Funds also differed in their expense structures.


    Each Board considered that if the Transaction is approved, shareholders of Europe Growth Fund and Pacific Growth Fund, as applicable, regardless of the class of shares they own, should realize a reduction in both the net annual operating expenses and gross annual operating expenses (that is, without any waivers or reimbursements) paid on their investment. Although the Distributor of Europe Growth Fund, Pacific Growth Fund and Global Growth Fund has contractually agreed to its waiver of a portion of the distribution and service (Rule 12b-1) fee for Class A shares for their respective current fiscal years, THERE CAN BE NO ASSURANCE THAT THE WAIVER WILL CONTINUE THEREAFTER OR, IF CONTINUED, THAT THE AMOUNT OF SUCH WAIVER WOULD NOT BE REDUCED. IN RECOMMENDING THE TRANSACTION TO EACH BOARD, PI NOTED THAT THE TRANSACTION WITH PACIFIC GROWTH FUND ALONE WAS EXPECTED TO INCREASE THE NET ANNUAL OPERATING EXPENSES OF GLOBAL GROWTH FUND, BUT THAT SUCH NET ANNUAL OPERATING EXPENSES WERE NOT EXPECTED TO INCREASE IF BOTH FUNDS WERE ACQUIRED. ACCORDINGLY, PI RECOMMENDED, AND EACH BOARD AGREED, THAT THE TRANSACTION WITH PACIFIC GROWTH FUND WOULD BE CONDITIONED UPON THE CONSUMMATION OF THE EUROPE GROWTH FUND TRANSACTION.


DESCRIPTION OF THE SECURITIES TO BE ISSUED


    Prudential World Fund, Inc., of which Global Growth Fund is a series, was incorporated in Maryland on February 28, 1984. It is registered with the Commission as an open-end management investment company. Prudential World
Fund, Inc. is authorized to issue up to 1.5 billion of shares of common stock, $.01 par value per share, equally divided into three series, including Global Growth Fund (500 million authorized shares). The authorized shares of Global Growth Fund are further divided into four classes of shares, designated as Class A, Class B, Class C and Class Z common stock. Each class of common stock represents an interest in the same assets of Global Growth Fund and is identical in all respects except that:



    - expenses related to the distribution of each class shall be borne solely by such class;


    - each class is subject to different sales charges and distribution and/or service (12b-1) fees, except for Class Z shares, which are not subject to any sales charges or distribution and/or service fees;

    - each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of that class differ from the interests of any other class;

    - each class has a different exchange privilege;


    - only Class B shares have a conversion feature whereby Class B shares automatically convert to Class A shares; and


    - Class Z shares are offered exclusively for sale to a limited group of investors.

    Shares of Global Growth Fund, when issued and paid for are fully paid and nonassessable. Except for the conversion feature applicable to Class B shares, there are no conversion, preemptive or other subscription rights. The voting and dividend rights, the right of redemption and the privilege of exchange are described in Global Growth Fund's Prospectus.

    Global Growth Fund does not intend to hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Directors unless less than a majority of the Directors holding office have been elected by shareholders, at which time the Directors then in office will call a shareholder meeting for the election of Directors. Shareholders of record of two-thirds of the outstanding shares of Prudential World Fund, Inc. may remove a Director by votes cast in person or by proxy at a meeting called for that purpose. The Directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Director, or to transact any other business, when requested in writing to do so by the shareholders of record holding at least 50% of World Fund's outstanding shares.

U.S. FEDERAL INCOME TAX CONSIDERATIONS


    The Transactions are intended to qualify for U.S. federal income tax purposes as a reorganization under the Code. It is a condition to each Fund's obligation to complete the Transaction that the Funds will have received an opinion from Sullivan & Cromwell LLP, counsel to the Funds, based upon representations made by each of Europe Growth Fund, Pacific Growth Fund and Global Growth Fund, and upon certain assumptions, substantially to the effect that:


    1. The acquisition by Global Growth Fund of the assets of either Europe Growth Fund or Pacific Growth Fund in exchange solely for voting shares of Global Growth Fund and the assumption by Global Growth Fund of the liabilities of Europe Growth Fund and Pacific Growth Fund, if any, followed by the distribution of the Global Growth Fund shares acquired by each of Europe Growth Fund and Pacific Growth Fund PRO RATA to their shareholders, will constitute a reorganization within the meaning of
       Section 368(a)(1) of the Code, and each of Europe Growth Fund, Pacific Growth Fund and Global Growth Fund each will be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

    2. The shareholders of Europe Growth Fund and Pacific Growth Fund will not recognize gain or loss upon the exchange of all of their shares of either Europe Growth Fund or Pacific Growth Fund solely for shares of Global Growth Fund, as described above and in the Agreement;

    3. No gain or loss will be recognized by either Europe Growth Fund or Pacific Growth Fund upon the transfer of their assets to Global Growth Fund in exchange solely for Class A, Class B, Class C and Class Z shares of Global Growth Fund and the assumption by Global Growth Fund of the liabilities of Europe Growth Fund and Pacific Growth Fund, if any. In addition, no gain or loss will be recognized by either Europe Growth Fund or Pacific Growth Fund on the distribution of such shares to the shareholders of either Europe Growth Fund or Pacific Growth Fund in liquidation of Europe Growth Fund and Pacific Growth Fund;

    4. No gain or loss will be recognized by Global Growth Fund upon the acquisition of the assets of Europe Growth Fund and Pacific Growth Fund in exchange solely for shares of Global Growth Fund and the assumption of the liabilities of Europe Growth Fund and Pacific Growth Fund, if any;

    5. Global Growth Fund's basis for the assets acquired from each of Europe Growth Fund and Pacific Growth Fund will be the same as the basis of these assets when held by each of Europe Growth Fund and Pacific Growth Fund immediately before the transfer, and the holding period of such assets acquired by Global Growth Fund will include the holding period of these assets when held by each of Europe Growth Fund and Pacific Growth Fund;

    6. Europe Growth Fund's and Pacific Growth Fund's shareholders' basis for the shares of Global Growth Fund to be received by them pursuant to the reorganization will be the same as their basis in Europe Growth Fund and Pacific Growth Fund shares exchanged; and

    7. The holding period of Global Growth Fund shares to be received by the shareholders of Europe Growth Fund and Pacific Growth Fund will include the holding period of their Europe Growth Fund or Pacific Growth Fund shares exchanged provided such Europe Growth Fund or Pacific Growth Fund shares were held as capital assets on the date of the exchange.


    Shareholders of Europe Growth Fund and Pacific Growth Fund should consult their tax advisers regarding the tax consequences to them of the Transaction in light of their individual circumstances. In addition, because the foregoing discussion relates only to the U.S. federal income tax consequences of the Transaction, shareholders also should consult their tax advisers as to state, local and foreign tax consequences to them, if any, of the Transaction.

CONCLUSION

    Each Agreement was approved by the Board of Directors of Europe Growth Fund, Pacific Growth Fund and Global Growth Fund as they relate to their respective Funds at meetings held on May 29, 2003. The Board of Directors of each Fund determined that the Transaction is in the best interests of shareholders of its respective Fund and that the interests of existing shareholders of Europe Growth Fund, Pacific Growth Fund and Global Growth Fund, as the case may be, would not be diluted as a result of the Transaction. If the shareholders of Europe Growth Fund and Pacific Growth Fund do not approve the Acquisition, or if shareholders of Pacific Growth Fund approve the Transaction but shareholders of Europe Growth Fund do not, or if the Transaction is not completed, both Europe Growth Fund and Pacific Growth Fund will continue to engage in business as registered investment companies and the Board of Directors of Europe Growth Fund and Pacific Growth Fund will consider other proposals for its respective Fund, including proposals for the reorganization or liquidation of its respective Fund.

                ADDITIONAL INFORMATION ABOUT GLOBAL GROWTH FUND


    Global Growth Fund's Prospectus dated December 30, 2002, as supplemented to date, is enclosed with this Proxy Statement and is incorporated into this Proxy Statement by reference. The Prospectus contains additional information about Global Growth Fund, including its investment objective and policies, manager, investment adviser, advisory fees and expenses, organization and procedures for purchasing and redeeming shares. The Prospectus also contains Global Growth Fund's financial highlights for the fiscal period ended October 31, 2002, which are incorporated into this Proxy Statement by reference. The audited financial statements of Global Growth Fund are included in the Fund's Annual Report dated October 31, 2002, which is also enclosed with this Proxy Statement. The unaudited financial highlights of Global Growth Fund for the six-month period ended April 30, 2003 are incorporated by reference to Global Growth Fund's Semi-Annual Report dated April 30, 2003. The Semi-Annual Report also includes the unaudited financial statements of Global Growth Fund and is also enclosed with this Proxy Statement.


                                 MISCELLANEOUS

LEGAL MATTERS

    The validity of shares of Global Growth Fund to be issued pursuant to each Agreement will be passed upon by Piper Rudnick LLP, Maryland counsel to Global Growth Fund.


INDEPENDENT AUDITORS



    The financial statements of Europe Growth Fund, Pacific Growth Fund and Global Growth Fund, incorporated by reference into the Statement of Additional Information, have been audited by PricewaterhouseCoopers LLP, independent auditors, whose reports thereon are included in the Annual Reports to Shareholders for Europe Growth Fund's fiscal year ended April 30, 2003, Pacific Growth Fund's fiscal year ended October 31, 2002 and Global Growth Fund's fiscal year ended October 31, 2002. The financial statements audited by PricewaterhouseCoopers LLP have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.


AVAILABLE INFORMATION

    Europe Growth Fund, Pacific Growth Fund and Global Growth Fund are each subject to the Investment Company Act of 1940, as amended, and in accordance with these laws, they each file reports, proxy material and other information with the Commission. Such reports, proxy and information statements, proxy material and other information can be inspected and copied at the Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

    Please advise Europe Growth Fund and Pacific Growth Fund, care of Prudential Investment Management Services LLC, Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

                             SHAREHOLDER PROPOSALS

    Neither Europe Growth Fund or Pacific Growth Fund is required to hold regular annual meetings and, in order to minimize costs, do not intend to hold meetings of shareholders unless so required by applicable law, regulatory policy or if otherwise deemed advisable by their Board. Therefore, it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting. If Proposal Nos. 1 and 2 are approved at the meetings, there will likely not be any future shareholder meetings of either Europe Growth Fund or Pacific Growth Fund.

    Global Growth Fund's By-Laws provide that the Fund will not be required to hold annual meetings of shareholders if the election of Directors is not required under the 1940 Act. It is the present intention of the Board of Directors of Global Growth Fund not to hold annual meetings of shareholders unless required to do so by the 1940 Act.

                                 OTHER BUSINESS

    Management of Europe Growth Fund and Pacific Growth Fund knows of no business to be presented at the Meetings other than the proposals described in this Proxy Statement. However, if any other matter requiring a shareholder vote should be properly brought before the meetings, the proxies will vote according to their best judgment in the interest of Europe Growth Fund or Pacific Growth Fund, as applicable, taking into account all relevant circumstances

                                          By order of the Boards of Directors,

                                          /s/ Jonathan D. Shain

                                          JONATHAN D. SHAIN

                                          SECRETARY


September 10, 2003


        IT IS IMPORTANT THAT YOU EXECUTE AND RETURN YOUR PROXY PROMPTLY.

                                                                    ATTACHMENT A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION


    Agreement and Plan of Reorganization (Agreement) made as of the   th day of
       , 2003 by and between [[Prudential Europe Growth Fund, Inc.] [Prudential Pacific Growth Fund, Inc.]] (Acquired Fund) and Jennison Global Growth Fund (Global Growth Fund), a series of Prudential World Fund, Inc. (the Company) (Acquired Fund and Global Growth Fund, collectively, the Funds and each individually, a Fund). Acquired Fund is a corporation organized under the laws of the State of Maryland. The Company is a corporation organized under the laws of the State of Maryland. Acquired Fund and the Company each maintains its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. Shares of each Fund are divided into four classes, designated Class A, Class B, Class C and Class Z.


    This Agreement is intended to be, and is adopted as, a plan of reorganization pursuant to Section 368 of the Internal Revenue Code of 1986, as amended (Internal Revenue Code). Upon receipt of such representations from each of the Funds as Sullivan & Cromwell LLP may require, Sullivan & Cromwell LLP will deliver the opinion referenced in paragraph 8.6 herein. The reorganization will comprise the transfer of all of the assets of Acquired Fund, in exchange solely for shares of common stock of Global Growth Fund, and Global Growth Fund's assumption of Acquired Fund's liabilities, if any, and the constructive distribution, after the Closing Date hereinafter referred to, of such shares of Global Growth Fund to the shareholders of Acquired Fund, in termination of Acquired Fund as provided herein, all upon the terms and conditions as hereinafter set forth.

    In consideration of the premises and of the covenants and agreements set forth herein, the parties covenant and agree as follows:

    1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR SHARES OF GLOBAL GROWTH FUND AND ASSUMPTION OF LIABILITIES, IF ANY, AND TERMINATION OF ACQUIRED FUND.


    1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Acquired Fund agrees to sell, assign, transfer and deliver its assets, as set forth in paragraph 1.2, to Global Growth Fund, and Global Growth Fund agrees (a) to issue and deliver to Acquired Fund in exchange therefor the number of shares in Global Growth Fund determined by dividing the net asset value of Acquired Fund allocable to Class A, Class B, Class C and Class Z shares of Acquired Fund's common stock (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value allocable to a Class A, Class B, Class C and Class Z share, respectively, of Global Growth Fund (rounded to the third decimal place) (computed in the manner and as of the time and date set forth in paragraph 2.2); and (b) to assume all of Acquired Fund's liabilities, if any, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3 (Closing).


    1.2 The assets of Acquired Fund to be acquired by Global Growth Fund shall include without limitation all cash, cash equivalents, securities, receivables (including interest and dividends receivable) and other property of any kind owned by Acquired Fund and any deferred or prepaid expenses shown as assets on the books of Acquired Fund on the closing date provided in paragraph 3 (Closing
Date). Global Growth Fund has no plan or intent to sell or otherwise dispose of any assets of Acquired Fund, other than in the ordinary course of business.

    1.3 Except as otherwise provided herein, Global Growth Fund will assume from Acquired Fund all debts, liabilities, obligations and duties of Acquired Fund of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not determinable as of the Closing Date and whether or not specifically referred to in this Agreement; provided, however, that Acquired Fund agrees to utilize its best efforts to discharge all of its known debts, liabilities, obligations and duties prior to the Closing Date.

    1.4 On or immediately prior to the Closing Date, Acquired Fund will declare and pay to its shareholders of record dividends and/or other distributions so that it will have distributed substantially all (and in any event not less than ninety-eight percent) of its investment company taxable income (computed without regard to any deduction for dividends paid), and realized net capital gains, if any, for all taxable years through the Closing Date so as to retain its qualification as a regulated investment company pursuant to Section 851 of the Internal Revenue Code.


    1.5 On the Closing Date or as soon thereafter as is conveniently practicable, Acquired Fund will distribute PRO RATA to its Class A, Class B, Class C and Class Z shareholders of record, determined as of the close of business on the Closing Date, the Class A, Class B, Class C and Class Z shares, respectively, of Global Growth Fund received by Acquired Fund pursuant to paragraph 1.1 in exchange for their interest in Acquired Fund. Such distribution will be accomplished by opening accounts on the books of Global Growth Fund in the names of Acquired Fund shareholders and transferring thereto the shares credited to the account of Acquired Fund on the books of Global Growth Fund. Each account opened shall be credited with the respective PRO RATA number of Global Growth Fund Class A, Class B, Class C and Class Z shares due Acquired Fund's Class A, Class B, Class C and Class Z shareholders, respectively. Fractional shares of Global Growth Fund shall be rounded to the third decimal place. All issued and outstanding shares of Acquired Fund will simultaneously be cancelled on the books of Acquired Fund. On or about the Closing Date, if appropriate, the Company and/or Acquired Fund will file Articles of Transfer with the State Department of Assessments and Taxation of the State of Maryland. As soon as practicable after the receipt of an order from the Securities and Exchange Commission (SEC) indicating acceptance of the Form N-8F that Acquired Fund must file pursuant to the Investment Company Act of 1940, as amended (Investment Company Act) to deregister as an investment company, Acquired Fund will file with the State of Maryland such documents as may be required to dissolve and terminate its corporate existence, but in any event such dissolution will be completed within twelve months following the Closing Date (the Termination Date).


    1.6 Global Growth Fund shall not issue certificates representing its shares in connection with such exchange. With respect to any Acquired Fund shareholder holding Acquired Fund share certificates as of the Closing Date, until Global Growth Fund is notified by Acquired Fund's transfer agent that such shareholder has surrendered his or her outstanding Acquired Fund share certificates or, in the event of lost, stolen or destroyed share certificates, posted adequate bond or submitted a lost certificate form, as the case may be, Global Growth Fund will not permit such shareholder to (1) receive dividends or other distributions on Global Growth Fund shares in cash (although such dividends and distributions shall be credited to the account of such shareholder established on Global Growth Fund's books pursuant to paragraph 1.5, as provided in the next sentence), (2) exchange Global Growth Fund shares credited to such shareholder's account for shares of other Prudential Mutual Funds, or (3) pledge or redeem such shares. In the event that a shareholder is not permitted to receive dividends or other distributions on Global Growth Fund shares in cash as provided in the preceding sentence, Global Growth Fund shall pay such dividends or other distributions in additional Global Growth Fund shares, notwithstanding any election such shareholder shall have made previously with respect to the payment of dividends or other distributions on shares of Acquired Fund. Acquired Fund will, at its expense, request its shareholders to surrender their outstanding Acquired Fund share certificates, post adequate bond or submit a lost certificate form, as the case may be.

    1.7 Ownership of Global Growth Fund shares will be shown on the books of the Company's transfer agent. Shares of Global Growth Fund will be issued in the manner described in the Company's Charter and Global Growth Fund's then-current prospectus and statement of additional information.

    1.8 Any transfer taxes payable upon issuance of shares of Global Growth Fund in a name other than the registered holder of the shares being exchanged on the books of Acquired Fund as of that time shall be paid by the person to whom such shares are to be issued as a condition to the registration of such transfer.

    1.9 Any reporting responsibility with the SEC or any state securities commission of Acquired Fund is, and shall remain, the responsibility of Acquired Fund up to and including the Termination Date.

    1.10 All books and records of Acquired Fund, including all books and records required to be maintained under the Investment Company Act and the rules and regulations thereunder, shall be available to Global Growth Fund from and after the Closing Date and shall be turned over to Global Growth Fund on or prior to the Termination Date.

    2.  VALUATION

    2.1 The value of Acquired Fund's assets and liabilities to be acquired and assumed, respectively, by Global Growth Fund shall be the net asset value computed as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., New York time, on the Closing Date (such time and date being hereinafter called the Valuation Time), using the valuation procedures set forth in Acquired Fund's then-current Charter, prospectus and statement of additional information.

    2.2 The net asset value of Class A, Class B, Class C and Class Z shares of Global Growth Fund shall be the net asset value for Class A, Class B, Class C and Class Z shares computed as of the Valuation Time, using the valuation procedures set forth in Global Growth Fund's then-current prospectus and statement of additional information, and the Company's then-current charter.

    2.3 The number of Global Growth Fund shares to be issued (including fractional shares, if any) in exchange for Acquired Fund's net assets shall be calculated as set forth in paragraph 1.1.

    2.4 All computations of net asset value shall be made by or under the direction of Prudential Investments LLC (PI) in accordance with its regular practice as manager of the Funds and pursuant to the applicable Charter.

    3.  CLOSING AND CLOSING DATE


    3.1 The Closing Date shall be October 8, 2003 or such later date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be at the office of the Company or at such other place as the parties may agree.


    3.2 State Street Bank and Trust Company (State Street), as custodian for Acquired Fund, shall deliver to Global Growth Fund at the Closing a certificate of an authorized officer of State Street stating that (a) Acquired Fund's portfolio securities, cash and any other assets have been transferred in proper form to Global Growth Fund on the Closing Date and (b) all necessary taxes, if any, have been paid, or provision for payment has been made, in conjunction with the transfer of portfolio securities.

    3.3 In the event that immediately prior to the Valuation Time (a) the New York Stock Exchange (NYSE) or other primary exchange is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or other primary exchange or elsewhere is disrupted so that accurate appraisal of the value of the net assets of Acquired Fund and of the net asset value per share of Global Growth Fund is impracticable, the Closing Date shall be postponed until the first business day after the date when such trading shall have been fully resumed and such reporting shall have been restored.

    3.4 Acquired Fund shall deliver to Global Growth Fund on the Closing Date or as soon thereafter as is conveniently practicable the names and addresses of its shareholders and the number of outstanding shares owned by each such shareholder, all as of the close of business on the Closing Date, certified by the Transfer Agent of Acquired Fund. Global Growth Fund shall issue and deliver to Acquired Fund at the Closing a confirmation or other evidence satisfactory to Acquired Fund that shares of Global Growth Fund have been or will be credited to Acquired Fund's account on the books of the Global Growth Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

    4.  REPRESENTATIONS AND WARRANTIES

    4.1  Acquired Fund represents and warrants as follows:

        4.1.1 Acquired Fund is a corporation duly organized and validly existing under the laws of the State of Maryland with the power to own all of its properties and assets and to carry on its business as it is now being conducted;

        4.1.2 Acquired Fund is an open-end management investment company duly registered under the Investment Company Act, and such registration is in full force and effect;

        4.1.3 Acquired Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Charter or By-Laws of Acquired Fund or of any material agreement, indenture, instrument, contract, lease or other undertaking to which Acquired Fund is a party or by which Acquired Fund is bound;

        4.1.4 All material contracts or other commitments to which Acquired Fund, or the properties or assets of Acquired Fund, is subject, or by which Acquired Fund is bound, except this Agreement, will be terminated on or prior to the Closing Date without Acquired Fund or Global Growth Fund incurring any liability or penalty with respect thereto;

        4.1.5 No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against Acquired Fund or any of its properties or assets. Acquired Fund knows of no facts that might form the basis for the institution of such proceedings, and Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

        4.1.6 The Portfolio of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Cash Flows, Statement of Changes in Net Assets, and Financial Highlights of Acquired Fund at
               and for the year then ended (copies of which have been furnished to Global Growth Fund) have been audited by PricewaterhouseCoopers LLP, independent accountants, in accordance with generally accepted auditing standards. Such financial statements are prepared in accordance with generally accepted accounting principles and present fairly, in all material respects, the financial condition, results of operations, cash flows, changes in net assets and financial highlights of Acquired Fund as of and for the period ended on such date, and there are no material known liabilities of Acquired Fund (contingent or otherwise) not disclosed therein;

        4.1.7  Since            , there has not been any material adverse change
    in Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by Global Growth Fund. For the purposes of this paragraph 4.1.7, a decline in net asset value, net asset value per share or change in the number of shares outstanding shall not constitute a material adverse change;

        4.1.8 At the date hereof and at the Closing Date, all federal and other tax returns and reports of Acquired Fund required by law to have been filed on or before such dates shall have been timely filed, and all federal and other taxes shown as due on said returns and reports shall have been paid insofar as due, or provision shall have been made for the payment thereof, and, to the best of Acquired Fund's knowledge, all federal or other taxes required to be shown on any such return or report have been shown on such return or report, no such return is currently under audit and no assessment has been asserted with respect to such returns;

        4.1.9 For each past taxable year since it commenced operations, Acquired Fund has met the requirements of Subchapter M of the Internal Revenue Code for qualification and treatment as a regulated investment company and intends to meet those requirements for the current taxable year;

    and, for each past calendar year since it commenced operations, Acquired Fund has made such distributions as are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed;

        4.1.10 All issued and outstanding shares of Acquired Fund are, and at the Closing Date will be, duly and validly authorized, issued and outstanding, fully paid and non-assessable. All issued and outstanding shares of Acquired Fund will, at the time of the Closing, be held in the name of the persons and in the amounts set forth in the list of shareholders submitted to Global Growth Fund in accordance with the provisions of paragraph 3.4. Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares, except for the Class B shares which have the conversion feature described in Acquired Fund's current prospectus;

        4.1.11 At the Closing Date, Acquired Fund will have good and marketable title to its assets to be transferred to Global Growth Fund pursuant to paragraph 1.1, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder free of any liens, claims, charges or other encumbrances, and, upon delivery and payment for such assets, Global Growth Fund will acquire good and marketable title thereto;

        4.1.12 The execution, delivery and performance of this Agreement have been duly authorized by the Board of Directors of Acquired Fund and by all necessary corporate action, other than shareholder approval, on the part of Acquired Fund, and subject to shareholder approval, this Agreement constitutes a valid and binding obligation of Acquired Fund, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

        4.1.13 The information furnished and to be furnished by Acquired Fund for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby is and shall be accurate and complete in all material respects and is in compliance and shall comply in all material respects with applicable federal securities and other laws and regulations; and


        4.1.14 On the effective date of the registration statement filed with the SEC by the Company on Form N-14 relating to the shares of Global Growth Fund issuable thereunder, and any supplement or amendment thereto (Registration Statement), at the time of the meeting of the shareholders of Acquired Fund and on the Closing Date, the Proxy Statement of Acquired Fund, the Prospectus of Global Growth Fund and the Statements of Additional Information of both Funds to be included in the Registration Statement (collectively, Proxy Statement) (i) will comply in all material respects with the applicable provisions and regulations of the 1933 Act, the Securities Exchange Act of 1934 (1934 Act) and the Investment Company Act and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which they were made, or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 4.1.14 shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by Global Growth Fund for use therein.



    4.2 The Company, on behalf of Global Growth Fund, represents and warrants as follows:



        4.2.1 Global Growth Fund is a duly formed series of the Company, which is a corporation duly organized and validly existing under the laws of the State of Maryland with the power to own all of its properties and assets and to carry on its business as it is now being conducted;


        4.2.2 The Company is an open-end management investment company duly registered under the Investment Company Act, and such registration, and the registration of its shares under the 1933 Act, is in full force and effect;

        4.2.3 The Company and Global Growth Fund are not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Charter or By-Laws of the Company or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Company, on behalf of Global Growth Fund, is a party or by which Global Growth Fund is bound;


        4.2.4 No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against Global Growth Fund or any of its properties or assets, except as previously disclosed in writing to Acquired Fund. Global Growth Fund knows of no facts that might form the basis for the institution of such proceedings, and the Company on behalf of Global Growth Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;


        4.2.5 The Portfolio of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Cash Flows, Statement of Changes in Net Assets, and Financial Highlights of Global Growth Fund at October 31, 2002 (copies of which have been furnished to Acquired Fund) have been audited by PricewaterhouseCoopers LLP, independent auditors, in accordance with generally accepted auditing standards. Such financial statements are prepared in accordance with generally accepted accounting principles and present fairly, in all material respects, the financial position, results of operations, cash flows, changes in net assets and financial highlights of Global Growth Fund as of and for the period ended on such date, and there are no known material liabilities of Global Growth Fund (contingent or otherwise) not disclosed therein;


        4.2.6 Since October 31, 2002, there has not been any material adverse change in Global Growth Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by Global Growth Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by Acquired Fund. For the purposes of this paragraph, a decline in net asset value, net asset value per share or a decrease in the number of shares outstanding shall not constitute a material adverse change;

        4.2.7 At the date hereof and at the Closing Date, all federal and other tax returns and reports of Global Growth Fund required by law to have been filed on or before such dates shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid insofar as due, or provision shall have been made for the payment thereof, and, to the best of Global Growth Fund's knowledge, all federal or other taxes required to be shown on any such return or report are shown on such return or report, no such return is currently under audit and no assessment has been asserted with respect to such returns;


        4.2.8 For each past taxable year since it commenced operations, the Company and Global Growth Fund have met the requirements of Subchapter M of the Internal Revenue Code for qualification and treatment as a regulated investment company and intends to meet those requirements for the current taxable year; and, for each past calendar year since it commenced operations, Global Growth Fund has made such distributions as are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed;


        4.2.9 All issued and outstanding shares of Global Growth Fund are, and at the Closing Date will be, duly and validly authorized, issued and outstanding, fully paid and non-assessable. Except as contemplated by this Agreement, Global Growth Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares nor is there outstanding any security convertible into any of its shares, except for Class B shares which have a conversion feature described in Global Growth Fund's current prospectus;

        4.2.10 The execution, delivery and performance of this Agreement have been duly authorized by the Board of Directors of the Company and by all necessary corporate action on the part of the Company, and this Agreement constitutes a valid and binding obligation of the Company on behalf of Global Growth Fund, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

        4.2.11 The shares of Global Growth Fund to be issued and delivered to Acquired Fund pursuant to this Agreement will, at the Closing Date, have been duly authorized and, when issued and delivered as provided in this Agreement, will be duly and validly issued and outstanding shares of Global Growth Fund, fully paid and non-assessable;

        4.2.12 The information furnished and to be furnished by Global Growth Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby is and shall be accurate and complete in all material respects and is and shall comply in all material respects with applicable federal securities and other laws and regulations; and


        4.2.13 On the effective date of the Registration Statement, at the time of the meeting of the shareholders of Acquired Fund and on the Closing Date, the Proxy Statement and the Registration Statement (i) will comply in all material respects with the applicable provisions and regulations of the 1933 Act, the 1934 Act and the Investment Company Act, (ii) with respect to the Registration Statement, at the time it becomes effective, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading and (iii) it will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this paragraph 4.2.13 shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information furnished by Acquired Fund for use therein.


    5.  COVENANTS OF ACQUIRED FUND AND THE COMPANY, ON BEHALF OF GLOBAL GROWTH
FUND


    5.1 Acquired Fund and the Company, on behalf of Global Growth Fund, each covenants to operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that the ordinary course of business will include declaring and paying customary dividends and other distributions and such changes in operations as are contemplated by the normal operations of the Funds, except as may otherwise be required by paragraph 1.3,
1.4 or 4.1.4 hereof.


    5.2 Acquired Fund covenants to call a shareholders' meeting to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby (including the determinations of its Board of Directors as set forth in Rule 17a-8(a) under the Investment Company Act).

    5.3 Acquired Fund covenants that Global Growth Fund shares to be received by Acquired Fund in accordance herewith are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

    5.4 Acquired Fund covenants that it will assist Global Growth Fund in obtaining such information as Acquired Fund reasonably requests concerning the beneficial ownership of Acquired Fund's shares.

    5.5 Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all action, and will do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

    5.6 Acquired Fund covenants to prepare the Proxy Statement in compliance with the 1934 Act, the Investment Company Act and the rules and regulations under each such Act.

    5.7 Acquired Fund covenants that it will, from time to time, as and when requested by Global Growth Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as Global Growth Fund may deem necessary or desirable in order to vest in and confirm to Global Growth Fund title to and possession of all the assets of Acquired Fund to be sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Agreement.


    5.8 As soon as is reasonably practicable after the Closing Date, Acquired Fund will make a distribution to its shareholders consisting of the shares of Global Growth Fund received at the Closing.


    5.9 The Company on behalf of Global Growth Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the Investment Company Act (including the determinations of the Company's Board of Directors as set forth in Rule 17a-8(a) thereunder) and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

    5.10 The Company on behalf of Global Growth Fund covenants that it will, from time to time, as and when requested by Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take and cause to be taken such further action, as Acquired Fund may deem necessary or desirable in order to (i) vest in and confirm to Acquired Fund title to and possession of all the shares of Global Growth Fund to be transferred to Acquired Fund pursuant to this Agreement and
(ii) assume all of Acquired Fund's liabilities in accordance with this Agreement.

    6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRED FUND

    The obligations of Acquired Fund to consummate the transactions provided for herein shall be subject to the performance by Global Growth Fund of all the obligations to be performed by it hereunder on or before the Closing Date and the following further conditions:

    6.1 All representations and warranties of Global Growth Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

    6.2 The Company on behalf of Global Growth Fund shall have delivered to Acquired Fund on the Closing Date a certificate executed in the Company's name by its President or a Vice President in form and substance satisfactory to Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of Global Growth Fund in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Acquired Fund shall reasonably request.


    6.3 Acquired Fund shall have received on the Closing Date a favorable opinion from Piper Rudnick LLP, counsel to the Company, dated as of the Closing Date, to the effect that:


        6.3.1 The Company is duly incorporated and is an existing corporation in good standing under the laws of the State of Maryland, with power under its Charter to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as a registered investment company; and Global Growth Fund is a duly established series of the capital stock of the Company;


        6.3.2 This Agreement has been duly authorized, executed and delivered by an authorized officer of the Company on behalf of Global Growth Fund and, assuming due authorization, execution and delivery by Acquired Fund, is a valid and binding obligation of the Company on behalf of Global Growth Fund enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

        6.3.3 When the shares of Global Growth Fund to be distributed to Acquired Fund shareholders under this Agreement are issued and sold as contemplated by this Agreement for the consideration stated in this Agreement, which shall in each event be at least equal to the net asset value and par value per share, they will be validly issued, fully paid and non-assessable by Global Growth Fund, and no shareholder of Global Growth Fund has any pre-emptive right under Maryland law to subscribe for or purchase such shares;

        6.3.4 The execution and delivery by the Company on behalf of Global Growth Fund of this Agreement did not, and the consummation of the transactions contemplated hereby will not, (i) conflict with the Company's Charter or By-Laws or (ii) result in a default or a breach of, (a) the Management Agreement for Global Growth Fund dated February 28, 2001 between the Company and Prudential Investments LLC, (b) the Custodian Contract dated June 7, 1990 between the Company and State Street Bank and Trust Company,
    (c) the Distribution Agreement dated November 18, 1999 between the Company and Prudential Investment Management Services LLC, and (d) the Transfer Agency and Service Agreement dated August 24, 1999 between the Company and Prudential Mutual Fund Services, Inc.; provided, however, that such counsel may state that they express no opinion with respect to federal or state securities laws, other antifraud laws and fraudulent transfer laws; and provided further that insofar as performance by the Company of its obligations under this Agreement is concerned, such counsel may state that they express no opinion as to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors rights and to general equity principles;

        6.3.5 To the knowledge of such counsel and without independent inquiry or investigation, no consent, approval, authorization, filing or order of any court or governmental authority is required to be obtained by the Company on behalf of Global Growth Fund under the Federal laws of the of the United States and the laws of the State of Maryland for the consummation by the Company on behalf of Global Growth Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the Investment Company Act and such as may be required under state securities laws;

        6.3.6 The Company has been registered with the SEC as an investment company, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration; and


        6.3.7 Such counsel knows of no, and has not made independent inquiry or investigation to ascertain the existence of, litigation or government proceeding instituted or threatened against the Company or Global Growth Fund that is required to be disclosed in the Registration Statement and is not so disclosed.



    7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY, ON BEHALF OF GLOBAL GROWTH FUND


    The obligations of the Company, on behalf of Global Growth Fund to complete the transactions provided for herein shall be subject to the performance by Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and the following further conditions:

    7.1 All representations and warranties of Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

    7.2 Acquired Fund shall have delivered to Global Growth Fund on the Closing Date a statement of its assets and liabilities, which statement shall be prepared in accordance with generally accepted accounting principles consistently applied, together with a list of its portfolio securities showing the adjusted tax bases of such securities by lot, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of Acquired Fund.

    7.3 Acquired Fund shall have delivered to Global Growth Fund on the Closing Date a certificate executed in its name by the President or a Vice President of Acquired Fund, in form and substance satisfactory to Global Growth Fund and dated as of the Closing Date, to the effect that (a) the representations and warranties of Acquired Fund made in this Agreement are true and correct at and as of the Closing Date except as they may be affected by the transactions contemplated by this Agreement, (b) that this Agreement was approved by the requisite shareholder vote and (c) as to such other matters as Global Growth Fund shall reasonably request.


    7.4 On or immediately prior to the Closing Date, Acquired Fund shall have declared and paid to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in any event not less than ninety-eight percent) of such Fund's investment company taxable income (computed without regard to any deduction for dividends paid), and realized net capital gain, if any, of Acquired Fund for all completed taxable years from the inception of the Fund through the Closing Date.

    7.5 The Company, on behalf of Global Growth Fund shall have received on the Closing Date a favorable opinion from Sullivan & Cromwell LLP, counsel to Acquired Fund, dated as of the Closing Date, to the effect that:

        7.5.1 Acquired Fund is duly incorporated and is an existing corporation in good standing under the laws of the State of Maryland with power under its Charter to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as a registered investment company;


        7.5.2 This Agreement has been duly authorized, executed and delivered by an authorized officer of Acquired Fund and, assuming due authorization, execution and delivery by the Company, constitutes a valid and legally binding obligation of Acquired Fund enforceable against Acquired Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;


        7.5.3 The execution and delivery by Acquired Fund of the Agreement did not, and the performance by Acquired Fund of its obligations hereunder will not, (i) violate Acquired Fund's Charter or By-Laws or (ii) result in a
    default or a breach of, (a) the Management Agreement, dated [           ],
    between Acquired Fund and Prudential Investments LLC, (b) the Custodian
    Contract, dated [           ], between Acquired Fund and State Street Bank
    and Trust Company, (c) the Distribution Agreement dated [           ]
    between Acquired Fund and Prudential Investment Management Services LLC, and
    (d) the Transfer Agency and Service Agreement, dated [           ], between
    Acquired Fund and Prudential Mutual Fund Services, Inc.; provided, however, that such counsel may state that they express no opinion with respect to federal or state securities laws, other antifraud laws and fraudulent transfer laws; provided further that insofar as performance by Acquired Fund of its obligations under this Agreement is concerned, such counsel may state that they express no opinion as to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

        7.5.4 To the knowledge of such counsel and without independent inquiry or investigation, no consent, approval, authorization, filing or order of any court or governmental authority is required to be obtained by Acquired Fund under the federal laws of the United States, and the laws of the State of Maryland for the consummation of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, and the Investment Company Act, and such as may be required under state securities laws;


        7.5.5 Such counsel knows of no, and has not made independent inquiry or investigation to ascertain the existence of, litigation or governmental proceeding instituted or threatened against

    Acquired Fund that is required to be disclosed in the Registration Statement and is not so disclosed; and


        7.5.6 Acquired Fund has been registered with the SEC as an investment company, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration.

    With respect to all matters of Maryland law, such counsel shall be entitled to state that, with the approval of the Company, on behalf of Global Growth Fund, they have relied upon the opinion of Piper Rudnick LLP, and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Piper Rudnick LLP.

    8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF GLOBAL GROWTH FUND AND ACQUIRED FUND

    The obligations of each Fund hereunder are subject to the further conditions that on or before the Closing Date:


    8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of (a) the Board of Directors of Acquired Fund and the Board of Directors of the Company, as to the determinations set forth in Rule 17a-8(a) under the Investment Company Act, (b) the Board of Directors of the Company as to the assumption by Global Growth Fund of the liabilities of Acquired Fund and the issuance of shares of Global Growth Fund common stock and
(c) the holders of the outstanding shares of Acquired Fund in accordance with the provisions of The Investment Company Act and/or Acquired Fund's Charter, and certified copies of the resolutions evidencing such approvals shall have been delivered to Global Growth Fund and Acquired Fund, as applicable.


    8.2 Any proposed change to Global Growth Fund's operations that may be approved by the Board of Directors of the Company subsequent to the date of this Agreement but in connection with and as a condition to implementing the transactions contemplated by this Agreement, for which the approval of Global Growth Fund's shareholders is required pursuant to the Investment Company Act or otherwise, shall have been approved by the requisite vote of the holders of the outstanding shares of the Global Growth Fund in accordance with the Investment Company Act and Maryland law, and certified copies of the resolutions evidencing such approval shall have been delivered to Acquired Fund.

    8.3 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

    8.4 All consents of other parties and all consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state Blue Sky or securities authorities, including "no-action" positions of such authorities) deemed necessary by Global Growth Fund or Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of Global Growth Fund or Acquired Fund, provided that either party hereto may for itself waive any part of this condition.

    8.5 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued, and to the best knowledge of the parties hereto, no investigation or proceeding under the 1933 Act for that purpose shall have been instituted or be pending, threatened or contemplated.

    8.6 Acquired Fund and the Company, on behalf of Global Growth Fund, shall have received on or before the Closing Date an opinion of Sullivan &
Cromwell LLP satisfactory to Acquired Fund and to Global Growth Fund, substantially to the effect that for federal income tax purposes:

        8.6.1 The acquisition by Global Growth Fund of the assets of Acquired Fund in exchange solely for voting shares of Global Growth Fund and the assumption by Global Growth Fund of Acquired Fund's liabilities, if any, followed by the distribution of Global Growth Fund's voting shares by Acquired Fund PRO RATA to its shareholders, as a liquidating distribution and constructively in exchange for their Acquired Fund shares, will constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code, and Acquired Fund and Global Growth Fund each will be "a party to a reorganization" within the meaning of Section 368(b) of the Internal Revenue Code;

        8.6.2 Acquired Fund's shareholders will recognize no gain or loss upon the receipt of Class A, Class B, Class C and Class Z shares of Global Growth Fund solely in exchange for and in cancellation of the Acquired Fund shares as described above and in the Agreement;

        8.6.3 No gain or loss will be recognized by Acquired Fund upon the transfer of its assets to Global Growth Fund in exchange solely for Class A, Class B, Class C and Class Z shares of Global Growth Fund and the assumption by Global Growth Fund of Acquired Fund's liabilities, if any. In addition, no gain or loss will be recognized by Acquired Fund on the distribution of such shares to the Acquired Fund shareholders in liquidation of Acquired Fund;

        8.6.4 No gain or loss will be recognized by Global Growth Fund upon the acquisition of Acquired Fund's assets in exchange solely for Class A, Class B, Class C and Class Z shares of Global Growth Fund and the assumption of Acquired Fund's liabilities, if any;

        8.6.5 Global Growth Fund's basis in the assets acquired from Acquired Fund will be the same as the basis thereof when held by Acquired Fund immediately before the transfer, and the holding period of such assets acquired by Global Growth Fund will include the holding period thereof when held by Acquired Fund immediately before the transfer;

        8.6.6 Acquired Fund shareholders' basis in the Class A, Class B, Class C and Class Z shares of Global Growth Fund to be received by them pursuant to the reorganization will be the same as their basis in the Class A, Class B, Class C and Class Z shares of Acquired Fund to be constructively surrendered in exchange therefor; and

        8.6.7 The holding period of Global Growth Fund shares to be received by Acquired Fund shareholders will include the period during which Acquired Fund shares to be constructively surrendered in exchange therefor were held; provided such Acquired Fund shares were held as capital assets by those shareholders on the date of the exchange.

    In rendering this opinion, such counsel may rely as to certain matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters addressed to such counsel) and the certificates delivered pursuant to paragraph 3.4.

    8.7 Acquired Fund and the Company, on behalf of Global Growth Fund, shall have agreed on the number of full and fractional shares of Global Growth Fund to be issued in connection with this Agreement after such number has been calculated in accordance with Section 1.1.

    9.  FINDER'S FEES AND EXPENSES

    9.1 Each Fund represents and warrants to the other that there are no finder's fees payable in connection with the transactions provided for herein.

    9.2 The expenses incurred in connection with the entering into and carrying out of the provisions of this Agreement shall be borne by Acquired Fund.

    10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

    10.1  This Agreement constitutes the entire agreement between the Funds.

    10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

    11.  TERMINATION

    Either Fund may at its option terminate this Agreement at or prior to the Closing Date because of:

    11.1 A material breach by the other of any representation, warranty or covenant contained herein to be performed at or prior to the Closing Date; or

    11.2 A condition herein expressed to be precedent to the obligations of either party not having been met and it reasonably appearing that it will not or cannot be met; or

    11.3 A mutual written agreement of Acquired Fund and the Company, on behalf of Global Growth Fund.

    In the event of any such termination, there shall be no liability for damages on the part of either Fund or any Director or officer of the Company or Acquired Fund.

    12.  AMENDMENT

    This Agreement may be amended, modified or supplemented only in writing by the parties; provided, however, that following the shareholders' meeting called by Acquired Fund pursuant to paragraph 5.2, no such amendment may have the effect of changing the provisions for determining the number of shares of Global Growth Fund to be distributed to Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

    13.  NOTICES

    Any notice, report, demand or other communication required or permitted by any provision of this Agreement shall be in writing and shall be given by hand delivery, or prepaid certified mail or overnight service addressed to Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 Attention: Marguerite E. H. Morrison.

    14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

    14.1 The paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    14.2 This Agreement may be executed in any number of counterparts, each of which will be deemed an original.

    14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

    14.4 This Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

    15.  NO PERSONAL LIABILITY


    Under the laws of the State of Maryland, the shareholders of Acquired Fund and the Company have no personal liability for the debts or obligations of Acquired Fund or the Company, respectively, as a result of their status as shareholders. In certain circumstances a shareholder may be liable for contribution to the extent that the shareholder accepted knowingly a distribution made in violation of the Charter or of Section 2-311 of the Corporations and Associations Article of the Annotated Code of Maryland.


    IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by its President or Vice President.


                                Prudential [          ] Fund, Inc.

                                By:
                                      ------------------------------------------
                                                     Judy A. Rice
                                                      President

                                Prudential World Fund, Inc.
                                on behalf of Jennison Global Growth Fund

                                By:
                                      ------------------------------------------
                                                   Robert F. Gunia
                                                    Vice President

            TABLE OF CONTENTS TO THE PROXY STATEMENT AND PROSPECTUS


3    VOTING INFORMATION
6    Vote Required
6    PROPOSAL NO. 1 AND NO. 2 -- APPROVAL OF THE TRANSACTION
6    SYNOPSIS
6    Investment Objectives and Policies
7    Investment Advisory Services
8    Expense Structures
8    Purchases, Redemptions, Exchanges and Distributions
9    Tax Considerations
9    Appraisal Rights
9    The Proposed Transaction
10   Fund Operating Expenses
10   Shareholder Fees
10   Operating Expense Tables
12   Examples of the Effect of Fund Expenses
13   Pro Forma Capitalization
14   Forms of Organization
16   Performance
21   INVESTMENT OBJECTIVES AND POLICIES
21   Investment Objectives
21   Principal Investment Strategies
22   COMPARISON OF OTHER POLICIES OF THE FUNDS
22   Diversification
22   Borrowing
22   Lending
23   Illiquid Securities
23   Temporary Defensive Investments
23   Derivative Strategies
23   COMPARISON OF PRINCIPAL RISK FACTORS
24   OPERATIONS OF GLOBAL GROWTH FUND FOLLOWING THE ACQUISITION
25   PURCHASES, REDEMPTIONS AND EXCHANGES
25   Purchasing Shares
25   Redeeming Shares
25   Minimum Investment Requirements
26   Purchases and Redemptions of Europe Growth Fund and Pacific
     Growth Fund
26   Exchanges of Fund Shares
26   Dividends and Other Distributions
26   THE PROPOSED TRANSACTION
26   Agreement and Plan of Reorganization
27   Reasons for the Transaction
28   Description of the Securities to be Issued
29   U.S. Federal Income Tax Considerations
30   Conclusion
30   ADDITIONAL INFORMATION ABOUT GLOBAL GROWTH FUND
30   MISCELLANEOUS
30   Legal Matters
30   Independent Auditors
30   Available Information
31   Notice to Banks, Broker-Dealers and Voting Trustees and
     Their Nominees
31   SHAREHOLDER PROPOSALS
31   OTHER BUSINESS
A-1  ATTACHMENT A: Form of Agreement and Plan of Reorganization.
     ENCLOSURES: Annual Report of Global Growth Fund for the
     fiscal year ended October 31, 2002. Semi-Annual Report of
     Global Growth Fund for the period ended April 30, 2003.
     Prospectus of Global Growth Fund dated December 30, 2002.

                    JENNISON GLOBAL GROWTH FUND, A SERIES OF
                          PRUDENTIAL WORLD FUND, INC.

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                                 (800) 225-1852


                      STATEMENT OF ADDITIONAL INFORMATION
                            DATED SEPTEMBER 10, 2003


                      PRUDENTIAL EUROPE GROWTH FUND, INC.
                      PRUDENTIAL PACIFIC GROWTH FUND, INC.

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                                 (800) 225-1852


    This Statement of Additional Information specifically relates to the proposed transactions (Merger) between Prudential Europe Growth Fund, Inc. and Prudential Pacific Growth Fund, Inc. and Jennison Global Growth Fund, a series of Prudential World Fund, Inc. (Global Growth Fund) under which each of Europe Growth Fund and Pacific Growth Fund will transfer all of their assets to, and all of their liabilities will be assumed by, Global Growth Fund. Global Growth Fund will be the surviving corporation, and each whole and fractional share of Europe Growth Fund or Pacific Growth Fund, as applicable shall be exchanged for whole and fractional shares of equal net asset value of, Global Growth Fund to occur on October 8, 2003, or such later date as the parties may agree. This Statement of Additional Information consists of this cover page and the following described documents, each of which is incorporated herein by reference:



     1. Statement of Additional Information of Global Growth Fund dated December 30, 2002.


     2. Statement of Additional Information of Europe Growth Fund, dated June 30, 2003.


     3. Statement of Additional Information of Pacific Growth Fund dated December 30, 2002.


     4. Annual Report of Global Growth Fund for the fiscal year ended October 31, 2002.

     5. Annual Report of Europe Growth Fund for the fiscal year ended April 30, 2003.

     6. Annual Report of Pacific Growth Fund for the fiscal year ended October 31, 2002.

     7. Semi-Annual Reports of Pacific Growth Fund and Global Growth Fund for the six month period ended April 30, 2003. The Semi-Annual Reports (which are unaudited) reflects all adjustments which, in the opinion of management, are necessary to a fair statement of the results for the six month period ended April 30, 2003.


    This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectus and Proxy Statement dated September 10, 2003, relating to the above-referenced matter. A copy of the Prospectus and Proxy Statement may be obtained from Global Growth Fund without charge by writing or calling Global Growth Fund at the address or phone number listed above.


                              FINANCIAL STATEMENTS


    The Annual Report of Global Growth Fund for the fiscal year ended October 31, 2002 and the Annual Reports of Europe Growth Fund and Pacific Growth Fund for the fiscal year ended April 30, 2003 and October 31, 2002, respectively, each including audited financial statements, the notes thereto and the report of their independent auditors thereon, are incorporated by reference herein. The Semi-Annual Reports of Pacific Growth Fund and Global Growth Fund for the six month period ended April 30, 2003 and the notes thereto are also incorporated by reference herein. To obtain copies of these reports without charge, please call 800-225-1852.



    PRO FORMA FINANCIAL STATEMENTS (UNAUDITED) -- GLOBAL GROWTH FUND AND EUROPE GROWTH FUND



    The following tables set forth the unaudited pro forma condensed Statement of Assets and Liabilities and Portfolio of Investments as of April 30, 2003 and the unaudited pro forma condensed Statement of Operations for the period ended April 30, 2003 for Global Growth Fund and Europe Growth Fund, as adjusted, giving effect to the Merger.

                         Pro-Forma Financial Statements
                       Statement of Assets and Liabilities
                                 April 30, 2003
                                   (UNAUDITED)


                                                                                                                PRO FORMA
                                                                          EUROPE GROWTH     GLOBAL GROWTH       COMBINED
                                                                              FUND              FUND          GLOBAL GROWTH
                                                                         ---------------   ---------------   ---------------
Assets
Investments, at value                                                    $    87,757,321   $   345,053,105   $   432,810,426
Foreign currency, at value                                                       108,410         8,931,311         9,039,721
Receivable for Fund and Series shares sold, respectively                         357,260           291,562           648,822
Receivable for investments sold                                                1,341,809         3,523,143         4,864,952
Dividends and interest receivable                                                572,912         1,124,306         1,697,218
Foreign tax reclaim receivable                                                   259,240           222,037           481,277
Receivable for securities lending income                                               -            28,208            28,208
Other assets                                                                         648            10,990            11,638
                                                                         ---------------   ---------------   ---------------
        Total assets                                                          90,397,600       359,184,662       449,582,262
                                                                         ---------------   ---------------   ===============

Liabilities
Payable to custodian                                                             240,902            61,321           302,223
Payable for Investments purchased                                                437,277         1,201,791         1,639,068
Payable to broker for collateral for securities on loan                                -        27,884,934        27,884,934
Securities lending rebate payable                                                      -            23,638            23,638
Deferred directors' fees                                                          12,587                 -            12,587
Payable for Fund and Series shares reacquired, respectively                      389,904         2,335,726         2,725,630
Accrued expenses                                                                 209,513           586,567           796,080
Foreign withholding taxes payable                                                 71,245           118,589           189,834
Management fee payable                                                            52,155           195,981           248,136
Distribution fee payable                                                         34,672            88,888           123,560
                                                                         ---------------   ---------------   ---------------
        Total liabilities                                                      1,448,255        32,497,435        33,945,690
                                                                         ---------------   ---------------   ===============

Net Assets                                                               $    88,949,345   $   326,687,227   $   415,636,572
                                                                         ===============   ===============   ===============

Net assets were comprised of:
        Common stock, at par                                             $         8,699   $       310,231   $       318,930
        Paid in capital in excess of par                                     127,459,395       483,354,130       610,813,525
                                                                         ---------------   ---------------   ---------------
                                                                             127,468,094       483,664,361       611,132,455
Distributions in excess of net investment income                                 518,436           (91,637)          410,612
Accumulated net realized gain (loss) on investment                           (39,214,628)     (183,313,189)     (222,511,630)
Net unrealized appreciation of investments                                       177,443        26,427,692        26,605,135
                                                                         ---------------   ---------------   ---------------
Net assets, April 30, 2003                                               $    88,949,345   $   326,687,227   $   415,636,572
                                                                         ===============   ===============   ===============

Cost of investments                                                      $    87,616,328   $   318,901,420   $   406,517,748
                                                                         ---------------   ---------------   ---------------

                                                                                                                PRO FORMA
                                                                              EUROPE GROWTH   GLOBAL GROWTH     COMBINED
                                                                                  FUND            FUND        GLOBAL GROWTH
                                                                              -------------   -------------   -------------
Class A:
        Net asset value and redemption price per share
          ($53,019,192/5,062,813shares, and $223,825,635/20,837,664
          shares of common stock issued and outstanding, respectively)        $       10.47   $       10.74   $       10.74
        Maximum sales charge (5% and 5% of offering price, respectively)               0.55            0.57            0.57
                                                                              -------------   -------------   -------------
        Maximum offering price                                                $       11.02   $       11.31   $       11.31
                                                                              =============   =============   =============

Class B:
        Net asset value, offering price and redemption price per
          share ($26,346,564/2,695,390 shares, and $57,764,469/5,910,077
          shares of common stock issued and outstanding, respectively)        $        9.77   $        9.77   $        9.77
                                                                              =============   =============   =============

Class C:
        Net asset value and redemption price per share ($4,677,207/477,705 shares, and $12,055,165/1,236,527 shares of common stock issued
          and outstanding, respectively)                                      $        9.79   $        9.75   $        9.75
        Maximum sales charge (1%, and 1% of offering price, respectively)              0.10            0.10            0.10
                                                                              -------------   -------------   -------------
        Maximum offering price                                                $        9.89   $        9.85   $        9.85
                                                                              =============   =============   =============

Class Z:
        Net asset value, offering price and redemption price per share
          ($4,906,382/463,520 shares, and $33,041,958/3,038,815 shares of
          common stock issued and outstanding, repectively)                   $       10.59   $       10.87   $       10.87
                                                                              =============   =============   =============

                       PRO FORMA PORTFOLIO OF INVESTMENTS
                                 APRIL 30, 2003
                                   (UNAUDITED)


                SHARES                                  DESCRIPTION                                   VALUE
--------------------------------------     -------------------------------------  -----------------------------------------------
   GLOBAL       EUROPE                                                                GLOBAL          EUROPE          PRO FORMA
   GROWTH       GROWTH        TOTAL                                                   GROWTH          GROWTH          COMBINED
------------  ----------   -----------                                            -------------    ------------    --------------
                                           LONG-TERM INVESTMENTS
                                           Common Stocks - 95.5%
                                       Australia - 3.1%
     440,100                   440,100     Amcor, Ltd.                            $   2,287,781                    $    2,287,781
     957,831                   957,831     BHP Billiton, Ltd.                         5,416,508                         5,416,508
     256,215                   256,215     CRA, Ltd.                                  5,093,550                         5,093,550
                                                                                  -------------                    --------------
                                                                                     12,797,839                        12,797,839
                                                                                  -------------                    --------------
                                       BELGIUM - 0.5%
                  41,292        41,292     Dexia                                                   $    473,261           473,261
                  54,365        54,365     Fortis                                                       912,497           912,497
                  20,153        20,153     UCB SA                                                       557,771           557,771
                                                                                                   ------------    --------------
                                                                                                      1,943,529         1,943,529
                                                                                                   ------------    --------------
                                       FINLAND - 2.1%
                  55,801        55,801     Fortum Oyj                                                   400,422           400,422
     312,360     123,470       435,830     Nokia Oyj                                  5,284,683       2,088,935         7,373,618
                  28,605        28,605     TietoEnator Oyj                                              474,059           474,059
                  25,542        25,542     UPM-Kymmene Oyj                                              373,414           373,414
                                                                                  -------------    ------------    --------------
                                                                                      5,284,683       3,336,830         8,621,513
                                                                                  -------------    ------------    --------------
                                       FRANCE - 5.2%
                  56,045        56,045     Arcelor(a)                                                   634,219           634,219
                  22,727        22,727     Aventis SA                                                 1,154,286         1,154,286
                  26,310        26,310     BNP Paribas SA                                             1,234,964         1,234,964
                  23,827        23,827     Carrefour SA                                               1,036,249         1,036,249
                  11,399        11,399     France Telecom SA                                            263,331           263,331
                  10,811        10,811     France Telecom SA(a)                                         248,661           248,661
                   4,800         4,800     Groupe Danone                                                679,242           679,242
                  14,349        14,349     Lafarge SA                                                   964,012           964,012
                  10,947        10,947     L'Oreal SA                                                   782,490           782,490
                  39,575        39,575     Orange SA(a)                                                 317,110           317,110
                  15,376        15,376     PSA Peugeot Citroen                                          719,675           719,675
                   8,542         8,542     Sanofi-Synthelabo SA                                         509,532           509,532
                  11,505        11,505     Societe Generale                                             703,609           703,609
                  32,359        32,359     Thomson(a)                                                   474,159           474,159
      66,413      18,007        84,420     TotalFinaElf SA                            8,708,740       2,361,259        11,069,999
                   8,797         8,797     Vinci SA                                                     572,849           572,849
                                                                                  -------------    ------------    --------------
                                                                                      8,708,740      12,655,647        21,364,387
                                                                                  -------------    ------------    --------------
                                       GERMANY - 3.3%
     136,560                   136,560     Deutsche Boerse AG(b)                      6,400,843                         6,400,843
                  25,147        25,147     Bayer AG                                                     458,847           458,847
                  16,267        16,267     Bayerische Motoren Werke AG                                  542,259           542,259
                  33,549        33,549     Continental AG(a)                                            600,174           600,174
                  14,330        14,330     Deutsche Bank AG                                             741,083           741,083
                  65,095        65,095     Deutsche Telekom AG                                          870,300           870,300
                  25,559        25,559     E. On AG                                                   1,223,388         1,223,388
                  12,888        12,888     Puma AG Rudolf Dassler Sport                               1,237,515         1,237,515
                   3,034         3,034     SAP AG                                                       310,830           310,830
                  19,754        19,754     Siemens AG                                                   984,771           984,771
                  26,991        26,991     Singulus Technologies AG(a)                                  466,891           466,891
                                                                                  -------------    ------------    --------------
                                                                                      6,400,843       7,436,058        13,836,901
                                                                                  -------------    ------------    --------------

                SHARES                                      DESCRIPTION                                 VALUE
--------------------------------------     -------------------------------------  -----------------------------------------------
   GLOBAL       EUROPE                                                                GLOBAL          EUROPE          PRO FORMA
   GROWTH       GROWTH        TOTAL                                                   GROWTH          GROWTH          COMBINED
------------  ----------   -----------                                            -------------    ------------    --------------
                                       HONG KONG - 3.1%
   2,556,000                 2,556,000     Cathay Pacific Airways, Ltd.               3,080,683                         3,080,683
   3,903,130                 3,903,130     China Merchants Holdings                   3,077,843                         3,077,843
   8,492,100                 8,492,100     China Oilfield Services, Ltd., Ser. H      1,796,624                         1,796,624
   5,554,000                 5,554,000     Cosco Pacific, Ltd.                        4,700,111                         4,700,111
                                                                                  -------------                    --------------
                                                                                     12,655,261                        12,655,261
                                                                                  -------------                    --------------
                                       IRELAND - 0.5%
                  64,115        64,115     Bank Of Ireland                                              790,654           790,654
                  12,075        12,075     Depfa Bank PLC                                               660,309           660,309
                  47,975        47,975     Irish Life & Permanent PLC                                   556,817           556,817
                                                                                                   ------------    --------------
                                                                                                      2,007,780         2,007,780
                                                                                                   ------------    --------------
                                       ITALY - 3.5%
     232,400      69,462       301,862     Eni SpA                                    3,312,008         989,926         4,301,934
                  49,608        49,608     Merloni Elettrodomestici SpA                                 603,452           603,452
                  60,660        60,660     Permasteelisa SpA                                          1,103,454         1,103,454
     246,284                   246,284     Riunione Adriatica di Sicurta SpA          3,551,102                         3,551,102
                  60,568        60,568     Telecom Italia Mobile SpA                                    285,246           285,246
                  58,600        58,600     Telecom Italia SpA                                           288,404           288,404
                 168,785       168,785     Telecom Italia SpA                                         1,378,825         1,378,825
      95,847                    95,847     Tod's SpA                                  2,800,351                         2,800,351
                  99,199        99,199     UniCredito Italiano SpA                                      433,968           433,968
                                                                                  -------------    -------------   --------------
                                                                                      9,663,461       5,083,275        14,746,736
                                                                                  -------------    -------------   --------------
                                       JAPAN - 3.9%
      14,400                    14,400     Funai Electric Co., Ltd.(a)                1,448,935                         1,448,935
     132,300                   132,300     Lawson, Inc.                               4,060,188                         4,060,188
   1,105,000                 1,105,000     Mitsubishi Corp.(b)                        6,569,218                         6,569,218
     136,500                   136,500     Sohgo Security Services Co., Ltd.          1,696,235                         1,696,235
     753,700                   753,700     Tokyo Gas Co., Ltd.                        2,452,085                         2,452,085
                                                                                  -------------                    --------------
                                                                                     16,226,661                        16,226,661
                                                                                  -------------                    --------------
                                       MEXICO - 1.2%
   5,961,200                 5,961,200     Grupo Financiero BBVA Bancomer,
                                             SA de CV, Ser. B(a)                      5,183,904                         5,183,904
                                                                                  -------------                    --------------
                                       NETHERLANDS - 3.4%
                  33,410        33,410     ABN AMRO Holdings N.V.                                       564,504           564,504
                  32,279        32,279     Aegon N.V.                                                   328,173           328,173
                  18,909        18,909     Akzo Nobel N.V.                                              420,361           420,361
                  33,238        33,238     ASML Holding N.V.(a)                                         287,105           287,105
                  10,429        10,429     DSM N.V.                                                     456,240           456,240
                  10,996        10,996     Heineken N.V.                                                408,274           408,274
     176,300      67,274       243,574     ING Groep NV(b)                            2,862,725       1,092,382         3,955,107
                  68,115        68,115     Koninklijke (Royal) KPN N.V.(a)                              453,057           453,057
                  23,835        23,835     Koninklijke (Royal) Philips
                                             Electronics N.V.                                           443,420           443,420
                  31,962        31,962     Koninklijke Vendex KBB N.V.                                  313,892           313,892
                  50,223        50,223     Reed Elsevier N.V.                                           571,699           571,699
                  87,376        87,376     Royal Dutch Petroleum Co.                                  3,573,802         3,573,802
      38,000                    38,000     Unilever NV                                2,393,933                         2,393,933
                                                                                  -------------    ------------    --------------
                                                                                      5,256,658       8,912,909        14,169,567
                                                                                  -------------    ------------    --------------
                                       SOUTH KOREA - 1.3%
      22,300                    22,300     Samsung Electronics Co., Ltd.              5,597,942                         5,597,942
                                                                                  -------------                    --------------

                SHARES                                      DESCRIPTION                                 VALUE
--------------------------------------     -------------------------------------  -----------------------------------------------
   GLOBAL       EUROPE                                                                GLOBAL          EUROPE          PRO FORMA
   GROWTH       GROWTH        TOTAL                                                   GROWTH          GROWTH          COMBINED
------------  ----------   -----------                                            -------------    ------------    --------------
                                       SPAIN - 3.9%
                  70,389        70,389     Banco Bilbao Vizcaya Argentaria SA                           708,558           708,558
     152,741                   152,741     Banco Popular Espanol SA                   7,404,740                         7,404,740
                  67,587        67,587     Banco Santander Central Hispano SA                           531,007           531,007
                  41,964        41,964     Endesa SA                                                    595,233           595,233
                 159,324       159,324     Iberia Lineas Aereas de Espana SA                            279,155           279,155
                  18,320        18,320     Industria de Diseno Textil SA                                365,150           365,150
                  24,156        24,156     Repsol YPF SA                                                351,803           351,803
     413,559     114,533       528,092     Telefonica, SA(a)                          4,573,788       1,266,688         5,840,476
                  31,181        31,181     Vallehermoso SA                                              322,230           322,230
                                                                                  -------------    ------------    --------------
                                                                                     11,978,528       4,419,824        16,398,352
                                                                                  -------------    ------------    --------------
                                       SWEDEN - 0.7%
                  30,951        30,951     AB SKF, Class B                                              896,779           896,779
                  45,499        45,499     Assa Abloy AB, Class B                                       433,869           433,869
                  19,566        19,566     Getinge AB, Class B                                          442,524           442,524
                  50,627        50,627     Skandinaviska Enskilda Banken AB
                                             (Class "A" shares)                                         526,095           526,095
                  12,639        12,639     Tele2 AB (Class "B" shares)(a)                               421,831           421,831
                 337,037       337,037     Telefonaktiebolaget LM Ericsson
                                             (Class "B" shares)(a)                                      306,970           306,970
                                                                                                   ------------    --------------
                                                                                                      3,028,068         3,028,068
                                                                                                   ------------    --------------
                                       SWITZERLAND - 3.1%
                  35,488        35,488     Credit Suisse Group(a)                                       847,756           847,756
                   8,906         8,906     Nestle SA                                                  1,815,608         1,815,608
                  64,972        64,972     Novartis AG                                                2,562,856         2,562,856
                  16,053        16,053     Roche Holdings AG                                          1,021,436         1,021,436
       4,775                     4,775     Serono SA                                  2,591,167                         2,591,167
                   7,522         7,522     Swiss Reinsurance                                            491,373           491,373
      48,800      27,946        76,746     UBS AG                                     2,315,329       1,325,905         3,641,234
                                                                                  -------------    ------------    --------------
                                                                                      4,906,496       8,064,934        12,971,430
                                                                                  -------------    ------------    --------------
                                       TAIWAN - 1.3%
   4,011,000                 4,011,000     Taiwan Semiconductor Manufacturing
                                             Co., Ltd.(a)                             5,499,879                         5,499,879
                                                                                  -------------                    --------------
                                       UNITED KINGDOM - 18.2%
                  86,481        86,481     Allied Domecq PLC                                            485,146           485,146
                  26,104        26,104     Anglo American PLC                                           373,818           373,818
                  36,852        36,852     AstraZeneca PLC                                            1,445,964         1,445,964
                  67,938        67,938     Aviva PLC                                                    477,761           477,761
                 112,871       112,871     Barclays PLC                                                 779,762           779,762
                 485,871       485,871     BP PLC                                                     3,078,996         3,078,996
                  66,475        66,475     British Sky Broadcasting Group PLC(a)                        688,991           688,991
                 186,506       186,506     BT Group PLC                                                 534,314           534,314
     434,500                   434,500     Bunzl PLC                                  3,128,452                         3,128,452
                 239,998       239,998     Centrica PLC                                                 637,697           637,697
                  94,311        94,311     Compass Group PLC                                            434,110           434,110
                  75,831        75,831     Debenhams PLC                                                393,890           393,890
      65,100      67,618       132,718     Diageo PLC                                   722,080         750,009         1,472,089
     717,499                   717,499     Exel  PLC                                  6,880,460                         6,880,460
   1,035,845     145,530     1,181,375     GKN PLC                                    3,410,413         479,143         3,889,556
                 141,470       141,470     GlaxoSmithKline PLC                                        2,835,351         2,835,351
                  74,130        74,130     HBOS PLC                                                     868,446           868,446

                SHARES                                      DESCRIPTION                                 VALUE
--------------------------------------     -------------------------------------  -----------------------------------------------
   GLOBAL       EUROPE                                                                GLOBAL          EUROPE          PRO FORMA
   GROWTH       GROWTH        TOTAL                                                   GROWTH          GROWTH          COMBINED
------------  ----------   -----------                                            -------------    ------------    --------------
                                       UNITED KINGDOM - (CON'T)
   1,224,600                 1,224,600     Hilton Group PLC                           2,994,544                         2,994,544
     141,600     238,620       380,220     HSBC Holdings PLC                          1,551,371       2,614,323         4,165,694
                  29,059        29,059     Imperial Tobacco Group PLC                                   486,264           486,264
                 239,074       239,074     Lloyds TSB Group PLC                                       1,572,342         1,572,342
                 181,799       181,799     Matalan PLC                                                  547,706           547,706
                 171,095       171,095     MFI Furniture Group PLC                                      360,958           360,958
                 117,871       117,871     Premier Farnell PLC                                          382,182           382,182
     103,800      31,707       135,507     Reckitt Benckiser PLC                      1,830,689         559,207         2,389,896
     305,700      72,539       378,239     Royal Bank Scotland Group PLC              8,017,685       1,902,502         9,920,187
                  32,037        32,037     Severn Trent PLC                                             366,103           366,103
   2,740,000                 2,740,000     Signet Group PLC                           3,678,534                         3,678,534
   1,101,600     313,630     1,415,230     Tesco PLC                                  3,486,054         992,494         4,478,548
                 160,757       160,757     Tomkins PLC                                                  544,692           544,692
                 163,528       163,528     Unilever PLC                                               1,607,356         1,607,356
   4,728,876   1,705,924     6,434,800     Vodafone Group PLC                         9,334,044       3,367,221        12,701,265
                  38,974        38,974     Whitbread PLC                                                385,888           385,888
                  67,163        67,163     WPP Group PLC                                                477,946           477,946
                                                                                  -------------    ------------    --------------
                                                                                     45,034,326      30,430,582        75,464,908
                                                                                  -------------    ------------    --------------
                                       UNITED STATES - 37.2%
     113,100                   113,100     Accenture, Ltd.(a)                         1,811,862                         1,811,862
      52,800                    52,800     Allergan, Inc.                             3,709,200                         3,709,200
      36,600                    36,600     American International Group, Inc.         2,120,970                         2,120,970
     147,200                   147,200     Amgen, Inc.(a)                             9,024,832                         9,024,832
      47,300                    47,300     Analog Devices, Inc.(a)                    1,566,576                         1,566,576
      79,700                    79,700     AstraZeneca PLC (ADR)                      3,177,639                         3,177,639
     133,600                   133,600     Bed Bath & Beyond, Inc.(a)                 5,278,536                         5,278,536
     143,500                   143,500     BJ Services Co.(a)                         5,239,185                         5,239,185
     111,100                   111,100     Boise Cascade Corp.                        2,551,967                         2,551,967
     269,000                   269,000     Cisco Systems, Inc.(a)                     4,045,760                         4,045,760
     185,583                   185,583     Citigroup, Inc.                            7,284,133                         7,284,133
      74,700                    74,700     Clear Channel Communications, Inc.(a)      2,921,517                         2,921,517
      28,000                    28,000     Colgate-Palmolive Co.                      1,600,760                         1,600,760
      54,500                    54,500     Comcast Corp., Class A(a)(b)               1,739,095                         1,739,095
      86,600                    86,600     Comcast Corp., Class A Special(a)(b)       2,603,196                         2,603,196
      35,600                    35,600     Electronic Arts, Inc.(a)(b)                2,110,012                         2,110,012
      83,800                    83,800     Forest Laboratories, Inc.(a)               4,334,136                         4,334,136
      75,200                    75,200     Gilead Sciences, Inc.(a)                   3,469,728                         3,469,728
      77,500                    77,500     Goldman Sachs Group, Inc.                  5,882,250                         5,882,250
      89,500                    89,500     International Paper Co.                    3,199,625                         3,199,625
      43,300                    43,300     Kohl's Corp.(a)                            2,459,440                         2,459,440
     119,000                   119,000     MedImmune, Inc.(a)                         4,197,130                         4,197,130
     225,800                   225,800     Microsoft Corp.                            5,773,706                         5,773,706
      96,100                    96,100     Morgan Stanley                             4,300,475                         4,300,475
      65,200                    65,200     Omnicare, Inc.                             1,729,104                         1,729,104
      68,600                    68,600     Omnicom Group, Inc.                        4,246,340                         4,246,340
      15,200                    15,200     P.F. Chang's China Bistro, Inc.(a)           636,880                           636,880
     203,560                   203,560     Pfizer, Inc.                               6,259,470                         6,259,470

                SHARES                                      DESCRIPTION                                 VALUE
--------------------------------------     -------------------------------------  -----------------------------------------------
   GLOBAL       EUROPE                                                                GLOBAL          EUROPE          PRO FORMA
   GROWTH       GROWTH        TOTAL                                                   GROWTH          GROWTH          COMBINED
------------  ----------   -----------                                            -------------    ------------    --------------
                                       UNITED STATES - (CON'T)
     121,600                   121,600     SAP AG (ADR)(b)                            3,102,016                         3,102,016
     150,100                   150,100     Smith International, Inc.(a)               5,337,556                         5,337,556
      22,400                    22,400     Starbucks Corp.(a)                           526,176                           526,176
     122,800                   122,800     Target Corp.                               4,106,432                         4,106,432
     200,700                   200,700     Telefonos de Mexico SA de CV
                                             Ser. L (ADR)                             6,063,147                         6,063,147
     164,100                   164,100     Texas Instruments, Inc.                    3,034,209                         3,034,209
     155,500                   155,500     The Bank of New York Co., Inc.             4,112,975                         4,112,975
      25,200                    25,200     The Procter & Gamble Co.                   2,264,220                         2,264,220
       2,400                     2,400     Unibanco - Uniao de Bancos
                                             Brasileiros S.A. (ADR)                      43,560                            43,560
     141,000                   141,000     Univision Communications, Inc.,
                                             Class A(a)(b)                            4,269,480                         4,269,480
     272,250                   272,250     USA Interactive, Inc.(a)(b)                8,153,887                         8,153,887
      38,400                    38,400     Viacom, Inc., Class B(a)(b)                1,666,944                         1,666,944
      94,900                    94,900     Wal-Mart Stores, Inc.                      5,344,768                         5,344,768
      81,800                    81,800     Weatherford International, Ltd.(a)         3,290,814                         3,290,814
                                                                                  -------------                    --------------
                                                                                    154,589,708                       154,589,708
                                                                                  -------------    ------------    --------------
                                           Total common stocks
                                             (cost $370,379,229)                    309,784,929      87,319,436       397,104,365
                                                                                                                   --------------

                                           PREFERRED STOCKS - 1.2%
      12,542       1,189        13,731     Porsche AG ($5,489,313)                    4,618,970         437,885         5,056,855
                                                                                  -------------    ------------    --------------
                                           Total long-term investments
                                             (cost $375,868,542)                    314,403,899      87,757,321       402,161,220
                                                                                  -------------    ------------    --------------

                                           SHORT-TERM INVESTMENTS - 7.4%
                                       MUTUAL FUND
  30,649,206                30,649,206     Prudential Core Investment Fund -
                                             Taxable Money Market Series(c)
                                             (cost $30,649,206)                      30,649,206                        30,649,206
                                                                                  -------------                    --------------

                                           TOTAL INVESTMENTS 104.1%
                                             (COST $406,517,748)                    345,053,105      87,757,321       432,810,426
                                           Liabilities in excess of other
                                             assets (4.1%)                          (18,365,878)      1,192,024       (17,173,854)
                                                                                  -------------    ------------    --------------
                                           NET ASSETS-100%                        $ 326,687,227    $ 88,949,345    $  415,636,572
                                                                                  =============    ============    ==============



                                       (a) Non-incoming producing security
                                       (b) Security or portion thereof, on loan
                                       (c) Represents security, or portion
                                           thereof, purchased with cash
                                           collateral received for securities
                                           on loan.

                         PRO-FORMA FINANCIAL STATEMENTS
                       PRO FORMA STATEMENT OF OPERATIONS
                          FOR YEAR ENDED APRIL 30, 2003


                                                                                                     PRO-FORMA
                                                                                                      COMBINED
                                                                                                     WORLD FUND
                                                               WORLD GLOBAL        ADJUSTING       GLOBAL GROWTH
                                             EUROPE GROWTH        GROWTH            ENTRIES             FUND
                                            --------------    --------------    --------------    --------------
STATEMENT OF OPERATIONS:
Interest                                    $        5,961    $        3,751                      $        9,712
Income from Sec Lending                                 --           290,171                             290,171
Dividends                                        2,763,988         5,596,476                           8,360,464
                                            --------------    --------------                      --------------
    Total Income                                 2,769,949         5,890,398                           8,660,347
                                            --------------    --------------                      --------------
Expenses:
  Management Fee                                   766,403         2,677,334                           3,443,737
  Distribution Fee--Class A                        142,226           585,250                             727,476
  Distribution Fee--Class B                        339,887           569,731           (36,467)(a)       873,151
  Distribution Fee--Class C                         55,665           123,442                             179,107
  Transfer agent fees and expenses                 435,000         1,267,000                           1,702,000
  Reports to shareholders                           65,000           273,000           (38,000)(b)       300,000
  Custodian's fees and expenses                    243,000           256,000          (174,000)(b)       325,000
  Registration fees                                 65,000            62,000           (47,000)(b)        80,000
  Legal fees and expenses                           30,000            30,000           (21,000)(b)        39,000
  Audit fees and expenses                           39,000            40,000           (40,000)(b)        39,000
  Directors'/Trustees fees and expenses              7,000            11,000            (7,000)(b)        11,000
  Miscellaneous                                      7,418             7,632            (5,050)(b)        10,000
                                            --------------    --------------    --------------    --------------
     Total expenses                              2,195,599         5,902,389          (368,517)        7,729,471
Loan interest expense                                  789                --              (789)               --
                                            --------------    --------------    --------------    --------------
     Net expenses                                2,196,388         5,902,389          (369,306)        7,729,471
                                            --------------    --------------    --------------    --------------
Net investment income                              573,561           (11,991)                            930,876
                                            --------------    --------------                      --------------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized gain (loss) on:
  Investment transactions                      (27,462,306)      (56,219,743)                        (83,682,049)
  Foreign currency transactions                     16,187         1,893,922                           1,910,109
  Swaps                                                 --        (4,575,578)                         (4,575,578)
                                            --------------    --------------                      --------------
                                               (27,446,119)      (58,901,399)                        (86,347,518)
                                            --------------    --------------                      --------------
Net change in unrealized appreciation
  (depreciation) on:
  Investments                                    1,632,795       (12,780,969)                        (11,148,174)
  Foreign currency transactions                     23,375          (130,541)                           (107,166)
  Swaps                                                 --           592,235                             592,235
                                            --------------    --------------                      --------------
                                                 1,656,170       (12,319,275)                        (10,663,105)
                                            --------------    --------------                      --------------
Net gain (loss) on investments                 (25,789,949)      (71,220,674)                        (97,010,623)
                                            --------------    --------------                      --------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                 $  (25,216,388)   $  (71,232,665)                     $  (96,079,747)
                                            --------------    --------------                      --------------


(a) Reflects adjustments to plan of distribution fee based on the surviving Fund's fee schedule.
(b)  Reflects the elimination of duplicate services or fees.

                           PRUDENTIAL WORLD FUND, INC.
                           JENNISON GLOBAL GROWTH FUND
                     NOTES TO PRO-FORMA FINANCIAL STATEMENTS
                                   (UNAUDITED)

1. BASIS OF COMBINATION - The Pro-Forma Statement of Assets and Liabilities, including the Portfolio of Investments at April 30, 2003 and the related Statement of Operations ("Pro Forma Statements") for the twelve months ended April 30, 2003, reflects the accounts of Jennison Global Growth Fund, which is a series of Prudential World Fund, Inc.

     The Pro Forma Statement gives effect to the proposed transfer of all assets and liabilities of Prudential Europe Growth Fund, Inc. in exchange for shares of Jennison Global Growth Fund. The Pro Forma Statement should be read in conjunction with the historical financial statements of each Fund included in its Statement of Additional Information.

2. SHARES OF COMMON STOCK - The pro-forma net asset value per share assumes the issuance of additional Class A, Class B, Class C and Class Z shares of Jennison Global Growth Fund which would have been issued on April 30, 2003 in connection with the proposed reorganization. Shareholders of Class A, Class B, Class C and Class Z shares of Prudential Europe Growth Fund, Inc. would become shareholders of Jennison Global Growth Fund receiving Class A, Class B, Class C or Class Z shares, respectively, of Jennison Global Growth Fund equal to the value of their holdings in Prudential Europe Growth Fund, Inc. The Amount of additional shares assumed to be issued was calculated based on the April 30, 2003 net assets of Prudential Europe Growth Fund, Inc. and the net asset value per share of Jennison Global Growth Fund as follows:


                                                                 NET ASSET VALUE
                                               NET ASSETS           PER SHARE
                                                4/30/03              4/30/03
                                           PRUDENTIAL EUROPE     JENNISON GLOBAL
            ADDITIONAL SHARES ISSUED       GROWTH FUND, INC.       GROWTH FUND
            ------------------------       -----------------       -----------
          Class A            4,936,610        $53,019,192             $10.74
          Class B            2,696,680         26,346,564              9.77
          Class C             479,714          4,677,207               9.75
          Class Z             451,369          4,906,382              10.87


3. PRO FORMA OPERATIONS - The Pro Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Certain expenses have been adjusted to reflect the expected expenses of the combined entity. The pro-forma investment management fees and plan of distribution fees of the combined Fund are based on the fee schedule in effect for Jennison Global Growth Fund at the combined level of average net assets for the twelve months ended April 30, 2003. The Pro Forma Statement of Operations does not include the effect of any realized gains or losses, or transaction fees incurred in connection with the realignment of the portfolio.

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED) - GLOBAL GROWTH FUND, EUROPE GROWTH FUND AND PACIFIC GROWTH FUND

The following tables set forth the unaudited pro forma condensed Statement of Assets and Liabilities and Portfolio of Investments as of April 30, 2003 and the unaudited pro forma condensed Statement of Operationsfor the period ended April 30, 2003 for Global Growth Fund, Europe Growth Fund and Pacific Growth Fund, as adjusted, giving effect to the Merger.

                                                                                                                      PRO FORMA
                                                              EUROPE GROWTH     PACIFIC GROWTH     GLOBAL GROWTH       COMBINED
                                                                   FUND              FUND              FUND         GLOBAL GROWTH
                                                              --------------    --------------    --------------    --------------
Assets
Investments, at value                                         $   87,757,321    $   31,661,872    $  345,053,105    $  464,472,298
Cash                                                                       -           222,670                 -           222,670
Foreign currency, at value                                           108,410         1,097,837         8,931,311        10,137,558
Receivable for Fund and Series shares sold, respectively             357,260           273,965           291,562           922,787
Receivable for investments sold                                    1,341,809           614,834         3,523,143         5,479,786
Dividends and interest receivable                                    572,912           147,934         1,124,306         1,845,152
Foreign tax reclaim receivable                                       259,240                 -           222,037           481,277
Receivable for securities lending income                                   -                 -            28,208            28,208
Other assets                                                             648             6,821            10,990            18,459
                                                              --------------    --------------    --------------    --------------
    Total assets                                                  90,397,600        34,025,933       359,184,662       483,608,195
                                                              --------------    --------------    --------------    ==============

Liabilities
Payable to custodian                                                 240,902                 -            61,321           302,223
Payable for Investments purchased                                    437,277           608,674         1,201,791         2,247,742
Payable to broker for collateral for securities on loan                    -                 -        27,884,934        27,884,934
Securities lending rebate payable                                          -                 -            23,638            23,638
Deferred directors' fees                                              12,587                 -                 -            12,587
Payable for Fund and Series shares reacquired, respectively          389,904         1,324,991         2,335,726         4,050,621
Accrued expenses                                                     209,513           220,657           586,567         1,016,737
Foreign withholding taxes payable                                     71,245            17,357           118,589           207,191
Management fee payable                                                52,155            19,838           195,981           267,974
Distribution  fee payable                                             34,672            11,962            88,888           135,522
                                                              --------------    --------------    --------------
    Total liabilities                                              1,448,255         2,203,479        32,497,435        36,149,169
                                                              --------------    --------------    --------------    --------------

Net Assets                                                    $   88,949,345    $   31,822,454    $  326,687,227    $  447,459,026
                                                              ==============    ==============    ==============    ==============

Net assets were comprised of:
    Common stock, at par                                      $        8,699    $        5,409    $      310,231    $      324,339
    Paid in capital in excess of par                             127,459,395        79,796,346       483,354,130       690,609,871
                                                              --------------    --------------    --------------    --------------
                                                                 127,468,094        79,801,755       483,664,361       690,934,210
Distributions in excess of net investment income                     518,436          (259,765)          (91,637)          150,847
Accumulated net realized gain (loss) on investment               (39,214,628)      (45,865,654)     (183,313,189)     (268,377,284)
Net unrealized appreciation of investments                           177,443        (1,853,882)       26,427,692        24,751,253
                                                              --------------    --------------    --------------    --------------
Net assets, April 30, 2003                                    $   88,949,345    $   31,822,454    $  326,687,227       447,459,026
                                                              ==============    ==============    ==============    ==============
Cost of investments                                           $   87,616,328    $   33,521,995    $  318,901,420    $  440,039,743
                                                              --------------    --------------    --------------    --------------

                                                                                                                      PRO FORMA
                                                                   EUROPE GROWTH   PACIFIC GROWTH   GLOBAL GROWTH      COMBINED
                                                                       FUND             FUND            FUND        GLOBAL GROWTH
                                                                   -------------   --------------   -------------   --------------
Class A:
      Net asset value and redemption price per share
        ($53,019,192/5,062,813shares, $22,240,434/3,710,414
        shares, and $223,825,635/20,837,664 shares of common
        stock issued and outstanding, respectively)                $       10.47   $         5.99   $       10.74   $        10.74
      Maximum sales charge (5%, 5%, and 5% of offering
        price, respectively)                                                0.55             0.32            0.57             0.57
                                                                   -------------   --------------   -------------   --------------
      Maximum offering price                                       $       11.02   $         6.31   $       11.31   $        11.31
                                                                   =============   ==============   =============   ==============

Class B:

      Net asset value, offering price and redemption price per
        share ($26,346,564/2,695,390 shares, $7,151,009/1,275,887
        shares, and $57,764,469/5,910,077 shares of common stock
        issued and outstanding, respectively)                      $        9.77   $         5.60   $        9.77   $         9.77
                                                                   =============   ==============   =============   ==============

Class C:
      Net asset value and redemption price per share
        ($4,677,207/477,705 shares, $1,642,643/291,602 shares,
        and $12,055,165/1,236,527 shares of common stock issued
        and outstanding, respectively)                             $        9.79   $         5.63   $        9.75   $         9.75
      Maximum sales charge (1%, 1%, and 1% of offering
        price, respectively)                                                0.10             0.06            0.10             0.10
                                                                   -------------   --------------   -------------   --------------
      Maximum offering price                                       $        9.89   $         5.69   $        9.85   $         9.85
                                                                   =============   ==============   =============   ==============

Class Z:

      Net asset value, offering price and redemption price
        per share ($4,906,382/463,520 shares, $788,368/131,055
        shares and $33,041,958/3,038,815 shares of common stock
        issued and outstanding, repectively)                       $       10.59   $         6.02   $       10.87   $        10.87
                                                                   =============   ==============   =============   ==============

            SHARES                                DESCRIPTION                                           VALUE
---------------------------------------- --------------------------------  ---------------------------------------------------------
 GLOBAL     EUROPE    PACIFIC                                                 GLOBAL          EUROPE        PACIFIC      PRO FORMA
 GROWTH     GROWTH    GROWTH     TOTAL                                        GROWTH          GROWTH        GROWTH        COMBINED
---------- ---------  -------  ---------                                   -------------  -------------  -------------  ------------
                                           LONG-TERM INVESTMENTS
                                           COMMON STOCKS - 95.6%
                                         AUSTRALIA - 4.2%
   440,100                       440,100   Amcor, Ltd.                     $   2,287,781                                $  2,287,781
                       25,000     25,000   Australia & New Zealand
                                             Banking Group, Ltd.                                         $     291,663       291,663
   957,831            112,000  1,069,831   BHP Billiton, Ltd.                  5,416,508                       633,357     6,049,865
                       10,000     10,000   Commonwealth Bank of Australia                                      170,275       170,275
   256,215                       256,215   CRA, Ltd.                           5,093,550                                   5,093,550
                      300,000    300,000   Lihir Gold, Ltd.(a)                                                 245,841       245,841
                      450,000    450,000   M.I.M. Holdings, Ltd.                                               478,546       478,546
                       28,300     28,300   National Australia Bank, Ltd.                                       575,349       575,349
                      104,000    104,000   Newcrest Mining, Ltd.                                               426,125       426,125
                      260,000    260,000   Qantas Airways, Ltd.                                                517,205       517,205
                       91,000     91,000   QBE Insurance Group, Ltd.                                           486,140       486,140
                       27,000     27,000   Rio Tinto, Ltd.                                                     536,759       536,759
                       58,000     58,000   Santos, Ltd.                                                        210,435       210,435
                       41,000     41,000   Suncorp-Metway, Ltd.                                                291,613       291,613
                       69,321     69,321   TABCORP Holdings, Ltd.                                              459,656       459,656
                      165,000    165,000   WMC, Ltd.                                                           450,021       450,021
                       37,000     37,000   Woodside Petroleum, Ltd.                                            265,246       265,246
                                                                           -------------                 -------------  ------------
                                                                              12,797,839                     6,038,230    18,836,069
                                                                           -------------                 -------------  ------------
                                         BELGIUM - 0.4%
              41,292              41,292   Dexia                                          $     473,261                      473,261
              54,365              54,365   Fortis                                               912,497                      912,497
              20,153              20,153   UCB SA                                               557,771                      557,771
                                                                                          -------------                 ------------
                                                                                              1,943,529                    1,943,529
                                                                                          -------------                 ------------
                                         FINLAND - 1.9%
              55,801              55,801   Fortum Oyj                                           400,422                      400,422
   312,360   123,470             435,830   Nokia Oyj                           5,284,683      2,088,935                    7,373,618
              28,605              28,605   TietoEnator Oyj                                      474,059                      474,059
              25,542              25,542   UPM-Kymmene Oyj                                      373,414                      373,414
                                                                           -------------  -------------                 ------------
                                                                               5,284,683      3,336,830                    8,621,513
                                                                           -------------  -------------                 ------------
                                         FRANCE - 4.8%
              56,045              56,045   Arcelor(a)                                           634,219                      634,219
              22,727              22,727   Aventis SA                                         1,154,286                    1,154,286
              26,310              26,310   BNP Paribas SA                                     1,234,964                    1,234,964
              23,827              23,827   Carrefour SA                                       1,036,249                    1,036,249
              11,399              11,399   France Telecom SA                                    263,331                      263,331
              10,811              10,811   France Telecom SA(a)                                 248,661                      248,661
               4,800               4,800   Groupe Danone                                        679,242                      679,242
              14,349              14,349   Lafarge SA                                           964,012                      964,012
              10,947              10,947   L'Oreal SA                                           782,490                      782,490
              39,575              39,575   Orange SA(a)                                         317,110                      317,110
              15,376              15,376   PSA Peugeot Citroen                                  719,675                      719,675
               8,542               8,542   Sanofi-Synthelabo SA                                 509,532                      509,532
              11,505              11,505   Societe Generale                                     703,609                      703,609
              32,359              32,359   Thomson(a)                                           474,159                      474,159
    66,413    18,007              84,420   TotalFinaElf SA                     8,708,740      2,361,259                   11,069,999
               8,797               8,797   Vinci SA                                             572,849                      572,849

            SHARES                                DESCRIPTION                                           VALUE
---------------------------------------- --------------------------------  ---------------------------------------------------------
 GLOBAL     EUROPE    PACIFIC                                                 GLOBAL          EUROPE        PACIFIC      PRO FORMA
 GROWTH     GROWTH    GROWTH     TOTAL                                        GROWTH          GROWTH        GROWTH        COMBINED
---------- ---------  -------  ---------                                   -------------  -------------  -------------  ------------
                                                                               8,708,740     12,655,647                   21,364,387
                                                                           -------------  -------------                 ------------
                                         GERMANY - 3.1%
   136,560                       136,560   Deutsche Boerse AG(b)               6,400,843                                   6,400,843
              25,147              25,147   Bayer AG                                             458,847                      458,847
              16,267              16,267   Bayerische Motoren Werke AG                          542,259                      542,259
              33,549              33,549   Continental AG(a)                                    600,174                      600,174
              14,330              14,330   Deutsche Bank AG                                     741,083                      741,083
              65,095              65,095   Deutsche Telekom AG                                  870,300                      870,300
              25,559              25,559   E. On AG                                           1,223,388                    1,223,388
              12,888              12,888   Puma AG Rudolf Dassler Sport                       1,237,515                    1,237,515
               3,034               3,034   SAP AG                                               310,830                      310,830
              19,754              19,754   Siemens AG                                           984,771                      984,771
              26,991              26,991   Singulus Technologies AG(a)                          466,891                      466,891
                                                                           -------------  -------------                 ------------
                                                                               6,400,843      7,436,058                   13,836,901
                                                                           -------------  -------------                 ------------
                                         HONG KONG - 4.0%
                      680,000    680,000   Aluminium Corp. of China, Ltd.                                      118,579       118,579
                      580,000    580,000   Beijing Datang Power
                                             Generation Co., Ltd.                                              228,682       228,682
                      990,000    990,000   Brilliance China Automotive
                                             Holdings, Ltd.                                                    231,028       231,028
 2,556,000            220,000  2,776,000   Cathay Pacific Airways, Ltd.        3,080,683                       265,161     3,345,844
                       36,000     36,000   Cheung Kong (Holdings), Ltd.                                        198,947       198,947
 3,903,130            206,000  4,109,130   China Merchants Holdings
                                             International Co., Ltd.           3,077,843                       162,443     3,240,286
                       80,000     80,000   China Mobile (Hong Kong), Ltd.                                      160,532       160,532
 8,492,100                     8,492,100   China Oilfield Services, Ltd.,
                                             Ser. H                            1,796,624                                   1,796,624
                      480,000    480,000   China Petroleum & Chemical
                                             Corp. (Sinopec)                                                    94,781        94,781
                      215,000    215,000   CLP Holdings, Ltd.                                                  879,402       879,402
                      257,000    257,000   CNOOC, Ltd.                                                         337,765       337,765
 5,554,000            438,000  5,992,000   Cosco Pacific, Ltd.                 4,700,111                       370,661     5,070,772
                      190,000    190,000   Esprit Holdings, Ltd.                                               372,738       372,738
                      420,000    420,000   Hong Kong & China Gas Co.,
                                             Ltd.                                                              495,445       495,445
                      230,000    230,000   Hong Kong Electric Holdings,
                                             Ltd.                                                              928,959       928,959
                      234,000    234,000   Huaneng Power International,
                                             Inc. (Class H)                                                    222,027       222,027
                      198,000    198,000   Li & Fung, Ltd.                                                     222,142       222,142
                                                                           -------------                 -------------  ------------
                                                                              12,655,261                     5,289,292    17,944,553
                                                                           -------------                 -------------  ------------
                                         IRELAND - 0.4%
              64,115              64,115   Bank Of Ireland                                      790,654                      790,654
              12,075              12,075   Depfa Bank PLC                                       660,309                      660,309
              47,975              47,975   Irish Life & Permanent PLC                           556,817                      556,817
                                                                                          -------------                 ------------
                                                                                              2,007,780                    2,007,780
                                                                                          -------------                 ------------
                                         ITALY - 3.3%
   232,400    69,462             301,862   Eni SpA                             3,312,008        989,926                    4,301,934
              49,608              49,608   Merloni Elettrodomestici SpA                         603,452                      603,452
              60,660              60,660   Permasteelisa SpA                                  1,103,454                    1,103,454
   246,284                       246,284   Riunione Adriatica di Sicurta
                                             SpA                               3,551,102                                   3,551,102
              60,568              60,568   Telecom Italia Mobile SpA                            285,246                      285,246
              58,600              58,600   Telecom Italia SpA                                   288,404                      288,404
             168,785             168,785   Telecom Italia SpA                                 1,378,825                    1,378,825
    95,847                        95,847   Tod's SpA                           2,800,351                                   2,800,351
              99,199              99,199   UniCredito Italiano SpA                              433,968                      433,968

            SHARES                                DESCRIPTION                                           VALUE
---------------------------------------- --------------------------------  ---------------------------------------------------------
 GLOBAL     EUROPE    PACIFIC                                                 GLOBAL          EUROPE        PACIFIC      PRO FORMA
 GROWTH     GROWTH    GROWTH     TOTAL                                        GROWTH          GROWTH        GROWTH        COMBINED
---------- ---------  -------  ---------                                   -------------  -------------  -------------  ------------
                                                                               9,663,461      5,083,275                   14,746,736
                                                                           -------------  -------------                 ------------
                                         JAPAN - 6.5%
                        3,000      3,000   Advantest Corp.                                                     100,621       100,621
                       13,000     13,000   Bridgestone Corp.                                                   147,485       147,485
                       14,000     14,000   Canon, Inc.                                                         565,823       565,823
                       12,000     12,000   Daito Trust Construction Co.,
                                             Ltd.                                                              228,912       228,912
                       40,500     40,500   Denso Corp.                                                         577,310       577,310
                           98         98   East Japan Railway Co.                                              443,736       443,736
                        9,000      9,000   Eisai Co., Ltd.                                                     158,855       158,855
                       21,000     21,000   Fuji Photo Film Co., Ltd.                                           535,301       535,301
    14,400              2,200     16,600   Funai Electric Co., Ltd.(a)         1,448,935                       221,365     1,670,300
                       22,600     22,600   Honda Motor Co., Ltd.                                               748,533       748,533
                       35,000     35,000   Kao Corp.                                                           638,311       638,311
                        8,700      8,700   Kyocera Corp.                                                       424,568       424,568
   132,300                       132,300   Lawson, Inc.                        4,060,188                                   4,060,188
                        3,300      3,300   Mabuchi Motor Co., Ltd.                                             246,545       246,545
                       36,000     36,000   Matsushita Electric Industrial
                                             Co., Ltd.                                                         286,768       286,768
                      143,000    143,000   Mazda Motor Corp.                                                   251,803       251,803
 1,105,000                     1,105,000   Mitsubishi Corp.(b)                 6,569,218                                   6,569,218
                      123,000    123,000   Nikko Cordial Corp.                                                 330,035       330,035
                        4,200      4,200   Nintendo Co., Ltd.                                                  328,224       328,224
                          186        186   Nippon Telegraph & Telephone
                                             Corp.                                                             651,920       651,920
                       70,800     70,800   Nissan Motor Co., Ltd.                                              543,200       543,200
                          128        128   NTT DoCoMo, Inc.                                                    264,028       264,028
                       85,000     85,000   Osaka Gas Co., Ltd.                                                 245,891       245,891
                       55,000     55,000   Ricoh Co., Ltd.                                                     843,493       843,493
                       18,000     18,000   Secom Co., Ltd.                                                     419,588       419,588
                       12,500     12,500   Shin-Etsu Chemical Co., Ltd.                                        374,182       374,182
                        9,000      9,000   Showa Corp.                                                          83,842        83,842
   136,500                       136,500   Sohgo Security Services Co.,
                                             Ltd.                              1,696,235                                   1,696,235
                        5,000      5,000   Sony Corp.                                                          121,583       121,583
                       32,000     32,000   Takeda Chemical Industries,
                                             Ltd.                                                            1,172,564     1,172,564
   753,700            145,000    898,700   Tokyo Gas Co., Ltd.                 2,452,085                       471,742     2,923,827
                       57,900     57,900   Toyota Motor Corp.                                                1,310,834     1,310,834
                       18,000     18,000   Yamato Transport Co., Ltd.                                          201,342       201,342
                                                                           -------------                 -------------  ------------
                                                                              16,226,661                    12,938,404    29,165,065
                                                                           -------------                 -------------  ------------
                                         MALAYSIA - 0.2%
                       28,200     28,200   British American Tobacco
                                             Malaysia Berhad                                                   282,000       282,000
                      265,000    265,000   Magnum Corp. Berhad                                                 165,276       165,276
                       75,000     75,000   Perusahaan Otomobil Nasional
                                             Berhad                                                            124,342       124,342
                      235,000    235,000   Public Bank Berhad                                                  148,421       148,421
                      105,000    105,000   Resorts World Berhad                                                230,724       230,724
                                                                                                         -------------  ------------
                                                                                                               950,763       950,763
                                                                                                         -------------  ------------
                                         MEXICO - 1.2%
 5,961,200                     5,961,200   Grupo Financiero BBVA
                                             Bancomer, SA de CV,Ser. B(a)      5,183,904                                   5,183,904
                                                                           -------------                                ------------

            SHARES                                DESCRIPTION                                           VALUE
---------------------------------------- --------------------------------  ---------------------------------------------------------
 GLOBAL     EUROPE    PACIFIC                                                 GLOBAL          EUROPE        PACIFIC      PRO FORMA
 GROWTH     GROWTH    GROWTH     TOTAL                                        GROWTH          GROWTH        GROWTH        COMBINED
---------- ---------  -------  ---------                                   -------------  -------------  -------------  ------------
                                         NETHERLANDS - 3.2%
              33,410              33,410   ABN AMRO Holdings N.V.                               564,504                      564,504
              32,279              32,279   Aegon N.V.                                           328,173                      328,173
              18,909              18,909   Akzo Nobel N.V.                                      420,361                      420,361
              33,238              33,238   ASML Holding N.V.(a)                                 287,105                      287,105
              10,429              10,429   DSM N.V.                                             456,240                      456,240
              10,996              10,996   Heineken N.V.                                        408,274                      408,274
   176,300    67,274             243,574   ING Groep NV(b)                     2,862,725      1,092,382                    3,955,107
              68,115              68,115   Koninklijke (Royal)
                                             KPN N.V.(a)                                        453,057                      453,057
              23,835              23,835   Koninklijke (Royal) Philips
                                             Electronics N.V.                                   443,420                      443,420
              31,962              31,962   Koninklijke Vendex KBB N.V.                          313,892                      313,892
              50,223              50,223   Reed Elsevier N.V.                                   571,699                      571,699
              87,376              87,376   Royal Dutch Petroleum Co.                          3,573,802                    3,573,802
    38,000                        38,000   Unilever NV                         2,393,933                                   2,393,933
                                                                           -------------  -------------                 ------------
                                                                               5,256,658      8,912,909                   14,169,567
                                                                           -------------  -------------                 ------------
                                         NEW ZEALAND - 0.1%
                      265,000    265,000   Carter Holt Harvey, Ltd.                                            241,611       241,611
                        5,443      5,443   Fisher & Paykel Healthcare
                                             Corp., Ltd.                                                        32,729        32,729
                       54,400     54,400   Telecom Corp. of New Zealand,
                                             Ltd.                                                              145,753       145,753
                                                                                                         -------------  ------------
                                                                                                               420,093       420,093
                                                                                                         -------------  ------------
                                         SINGAPORE - 0.2%
                       89,000     89,000   Keppel Corp., Ltd.                                                  223,553       223,553
                      144,000    144,000   Neptune Orient Lines, Ltd.(a)                                        98,941        98,941
                      207,000    207,000   SembCorp Industries, Ltd.                                           137,565       137,565
                       64,000     64,000   Singapore Airlines, Ltd.                                            340,617       340,617
                       40,000     40,000   United Overseas Bank, Ltd.                                          234,287       234,287
                                                                                                         -------------  ------------
                                                                                                             1,034,963     1,034,963
                                                                                                         -------------  ------------
                                         SOUTH KOREA - 1.7%
                        5,800      5,800   Hyundai Motor Co., Ltd.                                             137,004       137,004
                        1,600      1,600   NCsoft Corp.(a)                                                     139,589       139,589
                        5,700      5,700   POSCO                                                               480,864       480,864
    22,300              2,470     24,770   Samsung Electronics Co., Ltd.       5,597,942                       620,041     6,217,983
                       84,560     84,560   Samsung Heavy Industries Co.,
                                            Ltd.(a)                                                            374,430       374,430
                        1,850      1,850   Shinsegae Co., Ltd.                                                 220,782       220,782
                        2,000      2,000   SK Telecom Co., Ltd.                                                278,189       278,189
                                                                           -------------                 -------------  ------------
                                                                               5,597,942                     2,250,899     7,848,841
                                                                           -------------                 -------------  ------------
                                         SPAIN - 3.7%
              70,389              70,389   Banco Bilbao Vizcaya
                                             Argentaria SA                                      708,558                      708,558
   152,741                       152,741   Banco Popular Espanol SA            7,404,740                                   7,404,740
              67,587              67,587   Banco Santander Central
                                             Hispano SA                                         531,007                      531,007
              41,964              41,964   Endesa SA                                            595,233                      595,233
             159,324             159,324   Iberia Lineas Aereas de
                                             Espana SA                                          279,155                      279,155
              18,320              18,320   Industria de Diseno Textil SA                        365,150                      365,150
              24,156              24,156   Repsol YPF SA                                        351,803                      351,803
   413,559   114,533             528,092   Telefonica, SA(a)                   4,573,788      1,266,688                    5,840,476
              31,181              31,181   Vallehermoso SA                                      322,230                      322,230

            SHARES                                DESCRIPTION                                           VALUE
---------------------------------------- --------------------------------  ---------------------------------------------------------
 GLOBAL     EUROPE    PACIFIC                                                 GLOBAL          EUROPE        PACIFIC      PRO FORMA
 GROWTH     GROWTH    GROWTH     TOTAL                                        GROWTH          GROWTH        GROWTH        COMBINED
---------- ---------  -------  ---------                                   -------------  -------------  -------------  ------------
                                                                              11,978,528      4,419,824                   16,398,352
                                                                           -------------  -------------                 ------------
                                         SWEDEN - 0.7%
              30,951              30,951   AB SKF, Class B                                      896,779                      896,779
              45,499              45,499   Assa Abloy AB, Class B                               433,869                      433,869
              19,566              19,566   Getinge AB, Class B                                  442,524                      442,524
              50,627              50,627   Skandinaviska Enskilda Banken
                                            AB (Class "A" Shares)                               526,095                      526,095
              12,639              12,639   Tele2 AB (Class "B" Shares)(a)                       421,831                      421,831
             337,037             337,037   Telefonaktiebolaget LM
                                            Ericsson(Class "B" Shares)(a)                       306,970                      306,970
                                                                                          -------------                 ------------
                                                                                              3,028,068                    3,028,068
                                                                                          -------------                 ------------
                                         SWITZERLAND - 2.9%
              35,488              35,488   Credit Suisse Group(a)                               847,756                      847,756
               8,906               8,906   Nestle SA                                          1,815,608                    1,815,608
              64,972              64,972   Novartis AG                                        2,562,856                    2,562,856
              16,053              16,053   Roche Holdings AG                                  1,021,436                    1,021,436
     4,775                         4,775   Serono SA                           2,591,167                                   2,591,167
               7,522               7,522   Swiss Reinsurance                                    491,373                      491,373
    48,800    27,946              76,746   UBS AG                              2,315,329      1,325,905                    3,641,234
                                                                           -------------  -------------                 ------------
                                                                               4,906,496      8,064,934                   12,971,430
                                                                           -------------  -------------                 ------------
                                         TAIWAN - 1.6%
                      172,000    172,000   Evergreen Marine Corp.                                              105,095       105,095
                       70,000     70,000   Hon Hai Precision Industry
                                             Co., Ltd.                                                         218,876       218,876
                      156,000    156,000   Lite-On Technology Corp.                                            138,726       138,726
                       27,000     27,000   MediaTek, Inc.                                                      220,740       220,740
                      122,000    122,000   Quanta Computer, Inc.                                               213,483       213,483
                      100,000    100,000   Synnex Technology
                                             International Corp.                                               117,613       117,613
 4,011,000                     4,011,000   Taiwan Semiconductor
                                             Manufacturing Co., Ltd.(a)        5,499,879                                   5,499,879
                      180,000    180,000   Taiwan Styrene Monomer
                                             Corp.(a)                                                          118,244       118,244
                      560,000    560,000   United Microelectronics Corp.                                       321,285       321,285
                      132,000    132,000   Wan Hai Lines, Ltd.                                                 106,781       106,781
                                                                           -------------                 -------------  ------------
                                                                               5,499,879                     1,560,843     7,060,722
                                                                           -------------                 -------------  ------------
                                         THAILAND - 0.1%
                      120,000    120,000   PTT Public Co., Ltd.                                                125,962       125,962
                       42,000     42,000   Siam Cement Public Co., Ltd.                                        124,423       124,423
                                                                                                         -------------  ------------
                                                                                                               250,385       250,385
                                                                                                         -------------  ------------
                                         UNITED KINGDOM - 16.9%
              86,481              86,481   Allied Domecq PLC                                    485,146                      485,146
              26,104              26,104   Anglo American PLC                                   373,818                      373,818
              36,852              36,852   AstraZeneca PLC                                    1,445,964                    1,445,964
              67,938              67,938   Aviva PLC                                            477,761                      477,761
             112,871             112,871   Barclays PLC                                         779,762                      779,762
             485,871             485,871   BP PLC                                             3,078,996                    3,078,996
              66,475              66,475   British Sky Broadcasting
                                             Group PLC(a)                                       688,991                      688,991
             186,506             186,506   BT Group PLC                                         534,314                      534,314
   434,500                       434,500   Bunzl PLC                           3,128,452                                   3,128,452
             239,998             239,998   Centrica PLC                                         637,697                      637,697
              94,311              94,311   Compass Group PLC                                    434,110                      434,110
              75,831              75,831   Debenhams PLC                                        393,890                      393,890
    65,100    67,618             132,718   Diageo PLC                            722,080        750,009                    1,472,089
   717,499                       717,499   Exel  PLC                           6,880,460                                   6,880,460

            SHARES                                DESCRIPTION                                           VALUE
---------------------------------------- --------------------------------  ---------------------------------------------------------
 GLOBAL     EUROPE    PACIFIC                                                 GLOBAL          EUROPE        PACIFIC      PRO FORMA
 GROWTH     GROWTH    GROWTH     TOTAL                                        GROWTH          GROWTH        GROWTH        COMBINED
---------- ---------  -------  ---------                                   -------------  -------------  -------------  ------------
                                         UNITED KINGDOM - (CON'T)
 1,035,845   145,530           1,181,375   GKN PLC                             3,410,413        479,143                    3,889,556
             141,470             141,470   GlaxoSmithKline PLC                                2,835,351                    2,835,351
              74,130              74,130   HBOS PLC                                             868,446                      868,446
 1,224,600                     1,224,600   Hilton Group PLC                    2,994,544                                   2,994,544
   141,600   238,620             380,220   HSBC Holdings PLC                   1,551,371      2,614,323                    4,165,694
              29,059              29,059   Imperial Tobacco Group PLC                           486,264                      486,264
             239,074             239,074   Lloyds TSB Group PLC                               1,572,342                    1,572,342
             181,799             181,799   Matalan PLC                                          547,706                      547,706
             171,095             171,095   MFI Furniture Group PLC                              360,958                      360,958
             117,871             117,871   Premier Farnell PLC                                  382,182                      382,182
   103,800    31,707             135,507   Reckitt Benckiser PLC               1,830,689        559,207                    2,389,896
   305,700    72,539             378,239   Royal Bank Scotland Group PLC       8,017,685      1,902,502                    9,920,187
              32,037              32,037   Severn Trent PLC                                     366,103                      366,103
 2,740,000                     2,740,000   Signet Group PLC                    3,678,534                                   3,678,534
 1,101,600   313,630           1,415,230   Tesco PLC                           3,486,054        992,494                    4,478,548
             160,757             160,757   Tomkins PLC                                          544,692                      544,692
             163,528             163,528   Unilever PLC                                       1,607,356                    1,607,356
 4,728,876 1,705,924           6,434,800   Vodafone Group PLC                  9,334,044      3,367,221                   12,701,265
              38,974              38,974   Whitbread PLC                                        385,888                      385,888
              67,163              67,163   WPP Group PLC                                        477,946                      477,946
                                                                           -------------  -------------                 ------------
                                                                              45,034,326     30,430,582                   75,464,908
                                                                           -------------  -------------                 ------------
                                         UNITED STATES - 34.5%
   113,100                       113,100   Accenture, Ltd.(a)                  1,811,862                                   1,811,862
    52,800                        52,800   Allergan, Inc.                      3,709,200                                   3,709,200
    36,600                        36,600   American International Group,
                                             Inc.                              2,120,970                                   2,120,970
   147,200                       147,200   Amgen, Inc.(a)                      9,024,832                                   9,024,832
    47,300                        47,300   Analog Devices, Inc.(a)             1,566,576                                   1,566,576
    79,700                        79,700   AstraZeneca PLC (ADR)               3,177,639                                   3,177,639
   133,600                       133,600   Bed Bath & Beyond, Inc.(a)          5,278,536                                   5,278,536
   143,500                       143,500   BJ Services Co.(a)                  5,239,185                                   5,239,185
   111,100                       111,100   Boise Cascade Corp.                 2,551,967                                   2,551,967
   269,000                       269,000   Cisco Systems, Inc.(a)              4,045,760                                   4,045,760
   185,583                       185,583   Citigroup, Inc.                     7,284,133                                   7,284,133
    74,700                        74,700   Clear Channel Communications,
                                             Inc.(a)                           2,921,517                                   2,921,517
    28,000                        28,000   Colgate-Palmolive Co.               1,600,760                                   1,600,760
    54,500                        54,500   Comcast Corp., Class A (a)(b)       1,739,095                                   1,739,095
    86,600                        86,600   Comcast Corp., Class A
                                             Special(a)(b)                     2,603,196                                   2,603,196
    35,600                        35,600   Electronic Arts, Inc.(a)(b)         2,110,012                                   2,110,012
    83,800                        83,800   Forest Laboratories, Inc.(a)        4,334,136                                   4,334,136
    75,200                        75,200   Gilead Sciences, Inc.(a)            3,469,728                                   3,469,728
    77,500                        77,500   Goldman Sachs Group, Inc.           5,882,250                                   5,882,250
    89,500                        89,500   International Paper Co.             3,199,625                                   3,199,625
    43,300                        43,300   Kohl's Corp.(a)                     2,459,440                                   2,459,440
   119,000                       119,000   MedImmune, Inc.(a)                  4,197,130                                   4,197,130
   225,800                       225,800   Microsoft Corp.                     5,773,706                                   5,773,706
    96,100                        96,100   Morgan Stanley                      4,300,475                                   4,300,475

            SHARES                                DESCRIPTION                                           VALUE
---------------------------------------- --------------------------------  ---------------------------------------------------------
 GLOBAL     EUROPE    PACIFIC                                                 GLOBAL          EUROPE        PACIFIC      PRO FORMA
 GROWTH     GROWTH    GROWTH     TOTAL                                        GROWTH          GROWTH        GROWTH        COMBINED
---------- ---------  -------  ---------                                   -------------  -------------  -------------  ------------
                                         UNITED STATES - (CON'T)
    65,200                        65,200   Omnicare, Inc.                      1,729,104                                   1,729,104
    68,600                        68,600   Omnicom Group, Inc.                 4,246,340                                   4,246,340
    15,200                        15,200   P.F. Chang's China Bistro,
                                             Inc.(a)                             636,880                                     636,880
   203,560                       203,560   Pfizer, Inc.                        6,259,470                                   6,259,470
   121,600                       121,600   SAP AG (ADR)(b)                     3,102,016                                   3,102,016
   150,100                       150,100   Smith International, Inc.(a)        5,337,556                                   5,337,556
    22,400                        22,400   Starbucks Corp.(a)                    526,176                                     526,176
   122,800                       122,800   Target Corp.                        4,106,432                                   4,106,432
   200,700                       200,700   Telefonos de Mexico SA de CV
                                             Ser. L (ADR)                      6,063,147                                   6,063,147
   164,100                       164,100   Texas Instruments, Inc.             3,034,209                                   3,034,209
   155,500                       155,500   The Bank of New York Co., Inc.      4,112,975                                   4,112,975
    25,200                        25,200   The Procter & Gamble Co.            2,264,220                                   2,264,220
     2,400                         2,400   Unibanco - Uniao de Bancos
                                             Brasileiros S.A. (ADR)               43,560                                      43,560
   141,000                       141,000   Univision Communications,
                                             Inc., Class A(a)(b)               4,269,480                                   4,269,480
   272,250                       272,250   USA Interactive, Inc.(a)(b)         8,153,887                                   8,153,887
    38,400                        38,400   Viacom, Inc., Class B(a)(b)         1,666,944                                   1,666,944
    94,900                        94,900   Wal-Mart Stores, Inc.               5,344,768                                   5,344,768
    81,800                        81,800   Weatherford International,
                                             Ltd.(a)                           3,290,814                                   3,290,814
                                                                           -------------                                ------------
                                                                             154,589,708                                 154,589,708
                                                                           -------------  -------------  -------------  ------------
                                           Total common stocks (cost
                                             $402,973,224)                   309,784,929     87,319,436     30,733,872   427,838,237

                                           PREFERRED STOCKS - 1.1%
    12,542     1,189              13,731   Porsche AG (cost $5,489,313)        4,618,970        437,885                    5,056,855
                                                                           -------------  -------------  -------------  ------------
                                           Total long-term investments
                                             (cost $408,462,537)             314,403,899     87,757,321     30,733,872   432,895,092
                                                                           -------------  -------------  -------------  ------------

                 PRINCIPAL
                   AMOUNT                  SHORT-TERM INVESTMENTS - 7.1%
                   (000)
-----------------------------------------
                                         REPURCHASE AGREEMENT
                          928        928   Joint Repurchase Agreement Account                                 928,000        928,000
                                                                                                         -------------  ------------
                                           1.357% 5/1/03

                   SHARES
-----------------------------------------
                                         MUTUAL FUND
30,649,206                    30,649,206   Prudential Core
                                             Investment Fund -                30,649,206                                 30,649,206
                                                                           -------------                              -------------
                                             Taxable Money Market
                                               Series(c)
                                                                           -------------                              -------------
                                           Total  Short-Term Investments
                                             (cost $31,577,206)               30,649,206                     928,000     31,577,206
                                                                           -------------                ------------  -------------
                                           TOTAL INVESTMENTS 103.8%
                                             (COST $440,039,743)             345,053,105    87,757,321    31,661,872    464,472,298
                                           Liabilities in excess of other
                                             assets (3.8%)                   (18,365,878)    1,192,024       160,582    (17,013,272)
                                                                           -------------  ------------  ------------  -------------
                                           NET ASSETS-100%                 $ 326,687,227  $ 88,949,345  $ 31,822,454  $ 447,459,026
                                                                           =============  ============  ============  =============



                                        (a) Non-income producing security.
                                        (b) Security or portion thereof, on
                                            loan.
                                        (c) Represents security, or portion
                                            thereof, purchased with cash
                                            collateral received for securities
                                            on loan.

                         PRO-FORMA FINANCIAL STATEMENTS
                        PRO FORMA STATEMENT OF OPERATIONS
                          FOR YEAR ENDED APRIL 30, 2003


                                                                                                                       PRO-FORMA
                                                                                                                        COMBINED
                                                                                                                       WORLD FUND
                                                                                 WORLD GLOBAL        ADJUSTING        GLOBAL GROWTH
                                            PACIFIC GROWTH     EUROPE GROWTH        GROWTH            ENTRIES             FUND
                                            --------------    --------------    --------------    --------------     --------------
STATEMENT OF OPERATIONS:
Interest                                    $       25,423    $        5,961    $        3,751                       $       35,135
Income from Sec Lending                                 --                --           290,171                              290,171
Dividends                                          729,081         2,763,988         5,596,476                            9,089,545
                                            --------------    --------------    --------------                       --------------
    Total Income                                   754,504         2,769,949         5,890,398                            9,414,851
                                            --------------    --------------    --------------                       --------------
Expenses:
  Management Fee                                   297,008           766,403         2,677,334                --          3,740,745
  Distribution Fee--Class A                         64,341           142,226           585,250                              791,817
  Distribution Fee--Class B                        109,512           339,887           569,731           (36,466)(a)        982,664*
  Distribution Fee--Class C                         20,845            55,665           123,442                              199,952
  Transfer agent fees and expenses                 212,000           435,000         1,267,000                            1,914,000
  Reports to shareholders                           99,000            65,000           273,000          (112,000)(b)        325,000
  Custodian's fees and expenses                    256,000           243,000           256,000          (455,000)(b)        300,000
  Registration fees                                 25,000            65,000            62,000           (77,000)(b)         75,000
  Legal fees and expenses                           19,000            30,000            30,000           (40,000)(b)         39,000
  Audit fees and expenses                           39,000            39,000            40,000           (79,000)(b)         39,000
  Directors'/Trustees fees and expenses              5,500             7,000            11,000           (12,500)(b)         11,000
  Miscellaneous                                     18,230             7,418             7,632           (18,280)(b)         15,000
                                            --------------    --------------    --------------    --------------     --------------
     Total expenses                              1,165,436         2,195,599         5,902,389          (830,246)         8,433,178
Loan interest expense                                  463               789                --            (1,252)                --
                                            --------------    --------------    --------------    --------------     --------------
     Net expenses                                1,165,899         2,196,388         5,902,389          (831,498)         8,433,178
                                            --------------    --------------    --------------    --------------     --------------
Net investment income                             (411,395)          573,561           (11,991)                             981,673
                                            --------------    --------------    --------------                       --------------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized gain (loss) on:
  Investment transactions                       (1,846,893)      (27,462,306)      (56,219,743)                         (85,528,942)
  Foreign currency transactions                    (99,208)           16,187         1,893,922                            1,810,901
  Swaps                                                 --                --        (4,575,578)                          (4,575,578)
                                            --------------    --------------    --------------                       --------------
                                                (1,946,101)      (27,446,119)      (58,901,399)                         (88,293,619)
                                            --------------    --------------    --------------                       --------------
Net change in unrealized appreciation
  (depreciation) on:
  Investments                                   (6,519,509)        1,632,795       (12,780,969)                         (17,667,683)
  Foreign currency transactions                      1,903            23,375          (130,541)                            (105,263)
  Swaps                                                 --                --           592,235                              592,235
                                            --------------    --------------    --------------                       --------------
                                                (6,517,606)        1,656,170       (12,319,275)                         (17,180,711)
                                            --------------    --------------    --------------                       --------------
Net gain (loss) on investments                  (8,463,707)      (25,789,949)      (71,220,674)                        (105,474,330)
                                            --------------    --------------    --------------                       --------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                 $   (8,875,102)   $  (25,216,388)   $  (71,232,665)                      $ (104,492,657)
                                            --------------    --------------    --------------                       --------------


(a) Reflects adjustments to plan of distribution fee based on the surviving Fund's fee schedule.
(b)  Reflects the elimination of duplicate services or fees.

                          PRUDENTIAL WORLD FUND, INC.
                           JENNISON GLOBAL GROWTH FUND
                     NOTES TO PRO-FORMA FINANCIAL STATEMENTS
                                   (UNAUDITED)

1. BASIS OF COMBINATION - The Pro-Forma Statement of Assets and Liabilities, including the Portfolio of Investments at April 30, 2003 and the related Statement of Operations ("Pro Forma Statements") for the twelve months ended April 30, 2003, reflects the accounts of Jennison Global Growth Fund, which is a series of Prudential World Fund, Inc.

     The Pro Forma Statement gives effect to the proposed transfer of all assets and liabilities of Prudential Europe Growth Fund, Inc. and Prudential Pacific Growth Fund, Inc. in exchange for shares of Jennison Global Growth Fund. The Pro Forma Statement should be read in conjunction with the historical financial statements of each Fund included in its Statement of Additional Information.

2. SHARES OF COMMON STOCK - The pro-forma net asset value per share assumes the issuance of additional Class A, Class B, Class C and Class Z shares of Jennison Global Growth Fund which would have been issued on April 30, 2003 in connection with the proposed reorganization. Shareholders of Class A, Class B, Class C and Class Z shares of each of Prudential Pacific Growth Fund, Inc. and Prudential Europe Growth Fund, Inc. would become shareholders of Jennison Global Growth Fund receiving Class A, Class B, Class C or Class Z shares, respectively, of Jennison Global Growth Fund equal to the value of their holdings in Prudential Europe Growth Fund, Inc. or Prudential Pacific Growth Fund, Inc., as applicable. The Amount of additional shares assumed to be issued was calculated based on the April 30, 2003 net assets of each of Prudential Europe Growth Fund, Inc. and Prudential Pacific Growth Fund, Inc. and the net asset value per share of Jennison Global Growth Fund as follows:


                                                                 NET ASSET VALUE
                                              NET ASSETS            PER SHARE
                                               4/30/03               4/30/03
                                          PRUDENTIAL EUROPE      JENNISON GLOBAL
            ADDITIONAL SHARES ISSUED      GROWTH FUND, INC.        GROWTH FUND
            ------------------------      -----------------        -----------
          Class A            4,936,610       $53,019,192              $10.74
          Class B            2,696,680        26,346,564               9.77
          Class C             479,714         4,677,207                9.75
          Class Z             451,369         4,906,382               10.87

                                                                 NET ASSET VALUE
                                              NET ASSETS            PER SHARE
                                               4/30/03               4/30/03
                                          PRUDENTIAL PACIFIC     JENNISON GLOBAL
            ADDITIONAL SHARES ISSUED      GROWTH FUND, INC.        GROWTH FUND
            ------------------------      -----------------        -----------
          Class A            2,070,804       $22,240,434              $10.74
          Class B             731,935         7,151,009                9.77
          Class C             168,476         1,642,643                9.75
          Class Z             72,527           788,368                10.87


3. PRO FORMA OPERATIONS - The Pro Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Certain expenses have been adjusted to reflect the expected expenses of the combined entity. The pro-forma investment management fees and plan of distribution fees of the combined Fund are based on the fee schedule in effect for Jennison Global Growth Fund at the combined level of average net assets for the twelve months ended April 30, 2003. The Pro Forma Statement of Operations does not include the effect of any realized gains or losses, or transaction fees incurred in connection with the realignment of the portfolio.

                                     PART C
                                OTHER INFORMATION

ITEM 15.  INDEMNIFICATION

     As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act), and pursuant to Article V of the Fund's By-Laws (Exhibit (2) to this Registration Statement), the Fund shall indemnify present and former directors and officers, and may indemnify other employees and agents, to the fullest extent permitted by law. Section 2-418 of Maryland General Corporation Law permits indemnification of directors, officers, employees and agents who are made a party to any proceeding by reason of their service in those capacities, or who is or was serving in that position with another company at our request, subject to the limitations set forth in the statute. In particular, Section 2-418 provides that we may not indemnify any director, officer, employee or agent if it is established that
(a) the act or omission of such person was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; or (b) such person actually received an improper personal benefit in money, property or services; or (c) in the case of any criminal proceeding, such person had reasonable cause to believe the act or omission was unlawful. Section 2-418 also permits us to purchase and maintain insurance that protects our officers, directors, employees and agents against any liabilities incurred in connection with their service in such positions, whether or not we would have the power to indemnify against such liabilities under Section 2-418. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit 7(a) to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (Commission) such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

     The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent permitted by applicable law. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

     Section 9 of the Management Agreements for the Registrant's Global
Growth Fund series and International Value Fund series and Section 8 of the Management Agreement for the Registrant's Prudential Jennison International Growth Fund series (Exhibits 6(a), 6(c) and 6(e) to this Registration Statement, respectively) and Section 4 of the Subadvisory Agreements (Exhibits 6(b), 6(d) and 6(f) to this Registration Statement, respectively limit the liability of Prudential Investments LLC (PI) and Bank of Ireland Asset Management (U.S.) Limited (BIAM) or Jennison Associates LLC (Jennison), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.


     The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and each Distribution Agreement in a manner consistent with Release No. 11330 of the Commission under the 1940 Act so long as the interpretation of Section 17(h) and 17(i) of such Act remains in effect and is consistently applied.

ITEM 16.  EXHIBITS

(1)  (a)  Restated Articles of Incorporation. Incorporated by reference to
          Exhibit 1 to Post-Effective Amendment No. 17 to the Registration Statement filed via EDGAR on January 3, 1995.

     (b) Articles Supplementary dated December 27, 1995. Incorporated by reference to Exhibit (a)(ii) to Post-Effective Amendment No. 29 to the Registration Statement filed via EDGAR on February 2, 2000.

     (c) Articles Supplementary dated June 20, 1996. Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 20 to the Registration Statement filed via EDGAR on June 24, 1996.

     (d)  Amendment to Articles of Incorporation. Incorporated by reference to
          Exhibit 1(c) to Post-Effective Amendment No. 20 to the Registration filed via EDGAR on June 24, 1996.

     (e) Articles Supplementary dated December 2, 1999. Incorporated by reference to Exhibit (a)(v) to Post-Effective Amendment No. 29 to the Registration Statement filed via EDGAR on February 2, 2000.

     (f) Articles of Amendment dated December 22, 1999. Incorporated by reference to Exhibit (a)(vi) to Post-Effective Amendment No. 29 to the Registration Statement filed via EDGAR on February 2, 2000.

     (g) Articles Supplementary dated May 29, 2001. Incorporated by reference to Exhibit (a)(7) to Post-Effective Amendment No.34 to the Registration Statement filed via EDGAR on December 30, 2002.

     (h)  Articles of Amendment dated June 9, 2003 (filed herewith).

     (i)  Articles Supplementary dated July 17, 2003 (filed herewith).

(2) By-laws of Registrant, as amended and restated as of July 17, 2003 (filed herewith).

(3)  Not Applicable

(4) Copy of Agreement and Plan of Reorganization (filed herewith as Exhibit A to the Proxy Statement and Prospectus).

(5) (a) Specimen Certificate for shares of Common Stock of the Registrant for Class A Shares. Incorporated by reference to Exhibit 4(a) to Post-Effective Amendment No. 23 to the Registration Statement filed via EDGAR on January 7, 1998.

     (b) Specimen Certificate for shares of Common Stock of the Registrant for Class B Shares. Incorporated by reference to Exhibit 4(b) to Post-Effective Amendment No. 23 to the Registration Statement filed via EDGAR on January 7, 1998.

     (c) Specimen Certificate for shares of Common Stock of the Registrant for Class C Shares. Incorporated by reference to Exhibit 4(c) to Post-Effective Amendment No. 23 to the Registration Statement filed via EDGAR on January 7, 1998.

     (d) Specimen Certificate for shares of Common Stock of the Registrant for Class Z Shares. Incorporated by reference to Exhibit 4(d) to Post-Effective Amendment No. 23 to the Registration Statement filed via EDGAR on January 7, 1998.

     (e) Instruments defining rights of shareholders. Incorporated by reference to Exhibit 4(e) to Post-Effective Amendment No. 23 to the Registration Statement filed via EDGAR on January 7, 1998.

(6)  (a)  Management Agreement between the Registrant and Prudential
          Investment Fund Management LLC with respect to the Global Growth Series of the Registrant. Incorporated by reference to Exhibit d(1) to Post-Effective Amendment No. 33 to the Registration Statement filed via EDGAR on December 28, 2001.

     (b) Subadvisory Agreement between Prudential Investment Fund Management LLC and Jennison Associates LLC with respect to the Global Growth Series of the Registrant. Incorporated by reference to Exhibit d(2) to Post-Effective Amendment No. 33 to the Registration Statement filed via EDGAR on December 28, 2001.

     (c) Management Agreement between Registrant and Investment Fund Management LLC with respect to the International Value Series of the Registrant. Incorporated by reference to Exhibit d(3) to Post-Effective Amendment No. 33 to the Registration Statement filed via EDGAR on December 28, 2001.

     (d)  Subadvisory Agreement between Bank of Ireland Asset Management
          (U.S.) Limited and Prudential Investment Fund Management LLC with respect to the International Value Series of the Registrant. Incorporated by reference to Exhibit d(4) to Post-Effective Amendment No. 33 to the Registration Statement filed via EDGAR on December 28, 2001.

     (e) Management Agreement between Registrant and Prudential Investments Fund Management LLC with respect to the Prudential Jennison International Growth Fund series of the Registrant dated March 28, 2001. Incorporated by reference to Exhibit (d)(5) to Post-Effective Amendment No. 33 to the Registration Statement filed via EDGAR on December 28, 2001.

     (f) Subadvisory Agreement between Jennison Associates LLC and Prudential Investments Fund Management LLC with respect to the Jennison International Growth Fund series of the Registrant dated November 18, 1999. Incorporated by reference to Exhibit (d)(vii) to Post-Effective Amendment No. 29 to the Registration Statement filed via EDGAR on February 2, 2000.

(7) (a) Restated Distribution Agreement for Shares of the Registrant dated November 18, 1999. Incorporated by reference to Exhibit (e)(i) to Post-Effective Amendment No. 29 to the Registration Statement filed via EDGAR on February 2, 2000.

     (b)  (ii) Form of Dealer Agreement. Incorporated by reference to Exhibit
          (e)(ii) to Post-Effective Amendment No. 29 to the Registration Statement filed via EDGAR on February 2, 2000.

(8)  Not Applicable

(9) (a) Custodian Agreement between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit 6 to Post-Effective Amendment No. 23 to the Registration Statement filed via EDGAR on January 7, 1998.

     (b) Form of Amendment to Custodian Agreement. Incorporated by reference to Exhibit No. 8(b) to Post-Effective Amendment No. 18 to the Registration Statement filed via EDGAR on November 1, 1995.

     (c) Amendment dated February 22, 1999 to Custodian Contract. Incorporated by reference to Exhibit No. g(iii)) to Post-Effective Amendment No. 30.

     (d) Amendment dated July 17, 2001 to Custodian Contract. Incorporated by reference to Exhibit (g)(4) to Post-Effective Amendment No. 33 to the Registration Statement on Form N1-A (File No. 2-89725) filed via EDGAR on December 28, 2001.

     (e) Amendment dated January 17, 2002 to Custodian Contract. Incorporated by reference to Exhibit (g)(5) to Post-Effective Amendment No. 34 to the Registration Statement on Form N1-A (File No. 2-89725) filed via EDGAR on December 30, 2002.

(10) (a) Amended and Restated Distribution and Service Plan for Class A shares of Global Series of the Registrant. Incorporated by reference to
          Exhibit 99.m(ix) to Post-Effective Amendment No. 24 to the Registration Statement filed via EDGAR on November 2, 1998.

     (b) Amended and Restated Distribution and Service Plan for Class B shares of Global Series of the Registrant (filed herewith).

     (c) Amended and Restated Distribution and Service Plan for Class C shares of Global Series of the Registrant. Incorporated by reference to
          Exhibit 99.m(xi) to Post-Effective Amendment No. 24 to the Registration Statement filed via EDGAR on November 2, 1998.

     (d) Amended and Restated Distribution and Service Plan for Class A shares of International Stock Series of the Registrant. Incorporated by reference to Exhibit 99.m(xii) to Post-Effective Amendment No. 24 to the Registration Statement filed via EDGAR on November 2, 1998.

     (e) Amended and Restated Distribution and Service Plan for Class B shares of International Stock Series of the Registrant. Incorporated by reference to Exhibit 99.m(xiii) to Post-Effective Amendment No. 24 to the Registration Statement filed via EDGAR on November 2, 1998.

     (f) Amended and Restated Distribution and Service Plan for Class C shares of International Stock Series of the Registrant. Incorporated by reference to Exhibit 99.m(xiv) to Post-Effective Amendment No. 24 to the Registration Statement filed via EDGAR on November 2, 1998.

     (g) Distribution and Service Plan for Class A shares of the Prudential Jennison International Growth Fund series of the Registrant. Incorporated by reference to Exhibit (m)(xv) to Post-Effective Amendment No. 29 to the Registration Statement filed via EDGAR on February 2, 2000.

     (h) Distribution and Service Plan for Class B shares of the prudential Jennison International Growth Fund series of the Registrant. Incorporated by reference to Exhibit (m)(xvi) to Post-Effective Amendment No. 29 to the Registration Statement filed via EDGAR on February 2, 2000.

     (i) Distribution and Service Plan for Class C shares of the Prudential Jennison International Growth Fund series of the Registrant. Incorporated by reference to Exhibit (m)(xvii) to Post-Effective Amendment No. 29 to the Registration Statement filed via EDGAR on February 2, 2000.

(11) (a) Opinion and Consent of Piper Rudnick LLP in respect of Europe Growth Fund (filed herewith)

(11) (b) Opinion and Consent of Piper Rudnick LLP in respect of Pacific Growth Fund (filed herewith)

(12) Opinion and Consent of Sullivan & Cromwell LLP regarding tax matters (filed herewith)

(13) Not Applicable

(14) Consent of Independent Accountants (filed herewith)

(15) Not Applicable

(16) Powers of Attorney (filed herewith)

(17) (a) Registrant's Rule 24f-2 Notice pursuant to Rule 24f-2 under the Investment Company Act of 1940, for its fiscal year ended
          October 31, 2002. Incorporated herein by reference to Form 24f-2 filed with the Securities and Exchange Commission on January 17, 2003.

     (b)  Form of Proxy (filed herewith)


     (c)  Prospectus and Statement of Additional Information, dated
          December 30, 2002, of the Registrant with respect to Global Growth Fund (previously filed in Registrant's Registration Statement on Form N-14, filed on July 11, 2003)

     (d)  Prospectus and Statement of Additional Information, dated
          June 30, 2003, of Europe Growth Fund (previously filed in Registrant's Registration Statement on Form N-14, filed on July 11, 2003)

     (e) Prospectus and Statement of Additional Information, dated December 30, 2002, of Pacific Growth Fund (previously filed in Registrant's Registration Statement on Form N-14, filed on July 11, 2003)

     (f)  Annual Report of the Registrant with respect to Global Growth
          Fund for the fiscal year ended October 31, 2002 (previously filed in Registrant's Registration Statement on Form N-14, filed on
          July 11, 2003)

     (g) Annual Report of Europe Growth Fund for the fiscal year ended April 30, 2003 (previously filed in Registrant's Registration Statement on Form N-14, filed on July 11, 2003)

     (h) Annual Report of Pacific Growth Fund for the fiscal year ended October 31, 2002 (previously filed in Registrant's Registration Statement on Form N-14, filed on July 11, 2003)

     (i) Semi-Annual Report of the Registrant with respect to Global Growth Fund for the six month period ended April 30, 2003 (previously filed in Registrant's Registration Statement on Form N-14, filed on July 11, 2003)

     (j) Semi-Annual Report of Pacific Growth Fund for the six month period ended April 30, 2003 (previously filed in Registrant's Registration Statement on Form N-14, filed on July 11, 2003)


ITEM 17.  UNDERTAKINGS

     1. The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of the prospectus which is a part of this registration statement on Form N-14 by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     2. The undersigned Registrant agrees that every prospectus that is filed under paragraph 1 above will be filed as part of an amendment to this registration statement on Form N-14 and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial BONA FIDE offering of them.

                                   SIGNATURES

     As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Newark and State of New Jersey, on the 5th day of September, 2003.

                                        PRUDENTIAL WORLD FUND, INC.


                                        By: * Judy A. Rice
                                            ----------------------------
                                            Judy A. Rice, President

     As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

            Signature                Title                       Date
            ---------                -----                       ----

     * DAVID E.A. CARSON
------------------------------  Director
       David E.A. Carson

     * ROBERT F. GUNIA
------------------------------  Director and Vice
       Robert F. Gunia            President

     * ROBERT E. LA BLANC
------------------------------  Director
       Robert E. La Blanc

     * DOUGLAS H. MCCORKINDALE
------------------------------  Director
       Douglas H. McCorkindale

     * STEPHEN P. MUNN
------------------------------  Director
       Stephen P. Munn

     * RICHARD A. REDEKER
------------------------------  Director
       Richard A. Redeker

     * JUDY A. RICE
------------------------------  Director and President
       Judy A. Rice

     * ROBIN B. SMITH
------------------------------  Director
       Robin B. Smith

     * STEPHEN STONEBURN
------------------------------  Director
       Stephen Stoneburn

     * CLAY T. WHITEHEAD
------------------------------  Director
       Clay T. Whitehead

     * GRACE C. TORRES            Treasurer and Principal
------------------------------    Financial and Accounting
       Grace C. Torres            Officer


* By: /s/ Jonathan D. Shain
      ----------------------                                 September 5, 2003
          Jonathan D. Shain
          Attorney-in-Fact